UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Iterum Therapeutics plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED JULY 18, 2025

, 2025

Dear Shareholder,

You are cordially invited to the 2025 Annual General Meeting of Shareholders of Iterum Therapeutics plc, an Irish public limited company (the “Company”) to be held at 25 North Wall Quay, Dublin 1, D01 H104, Ireland on September 10, 2025 at 3.00 p.m., Irish time (10.00 a.m., Eastern Time). The enclosed notice of Annual General Meeting of Shareholders sets forth the proposals that will be presented at the meeting, which are described in more detail in the proxy statement.

At the 2025 Annual General Meeting, we will ask shareholders to:

1.
elect the sole nominee for Class I director, David G. Kelly, to serve for a three-year term expiring at the 2028 annual general meeting of shareholders;
2.
ratify, in a non-binding vote, the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2025, and to authorize the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration;
3.
approve, in a non-binding, advisory vote, named executive officer compensation;
4.
approve an increase in the authorized share capital of the Company from $1,800,000 to $2,600,000 by the creation of an additional 80,000,000 ordinary shares, which proposal we refer to as the authorized share capital increase proposal;
5.
if the authorized share capital increase proposal (Proposal No. 4) is approved, grant the board of directors an updated authority under Irish law to allot and issue shares, warrants, convertible instruments and options, which proposal we refer to as the directors’ allotment authority proposal;
6.
if the directors’ allotment authority proposal (Proposal No. 5) is approved, grant the board of directors an updated authority under Irish law to issue shares (including rights to acquire shares) for cash without first offering those shares to existing shareholders under pre-emptive rights that would otherwise apply to the issuance, which proposal we refer to as the pre-emption rights opt-out proposal;
7.
approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan (the "2018 Plan") to increase the number of our ordinary shares available for issuance thereunder by 4,000,000 ordinary shares.
8.
receive and consider the Company’s Irish Statutory Financial Statements for the fiscal year ended December 31, 2024 and the reports of the directors and auditors thereon, and review the affairs of the Company; and
9.
consider any other business properly brought before the 2025 Annual General Meeting of Shareholders or any adjournment or postponement thereof.

Our board of directors unanimously recommends a vote “FOR” Proposal Nos. 1 through 7 as set forth in the proxy statement.

We hope that you will participate in the meeting by voting through acceptable means as described in this proxy statement as promptly as possible. Your vote is important – so please exercise your right.

Sincerely,

____________________________

Corey N. Fishman

President and Chief Executive Officer

This proxy statement, the enclosed proxy card, our 2024 annual report to shareholders and our Irish Statutory Financial Statements for the fiscal year ended December 31, 2024 are being made available to shareholders on or about , 2025.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED JULY 18, 2025

ITERUM THERAPEUTICS PLC

25 North Wall Quay

Dublin 1

Ireland

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

to be held on September 10, 2025

The 2025 Annual General Meeting of Shareholders (the “AGM”) of Iterum Therapeutics plc, an Irish public limited company (the “Company”), will be held on September 10, 2025, beginning at 3.00 p.m., Irish time (10.00 a.m., Eastern Time), at 25 North Wall Quay, Dublin 1, D01 H104, Ireland to consider and act upon the following matters:

1.
To elect the sole nominee for Class I director, David G. Kelly, to serve for a three-year term expiring at the 2028 annual general meeting of shareholders.
2.
To ratify, in a non-binding vote, the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2025, and to authorize the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration.
3.
To vote on, an advisory, non-binding, resolution to approve the compensation of our named executive officers.
4.
To approve an increase in the authorized share capital of the Company from $1,800,000 to $2,600,000 by the creation of an additional 80,000,000 ordinary shares. We refer to this proposal as the authorized share capital increase proposal.
5.
If the authorized share capital increase proposal (Proposal No. 4) is approved, to grant the board of directors an updated authority under Irish law to allot and issue shares, warrants, convertible instruments and options. We refer to this proposal as the directors’ allotment authority proposal.
6.
If the directors’ allotment authority proposal (Proposal No. 5) is approved, to grant the board of directors an updated authority under Irish law to issue shares (including rights to acquire shares) for cash without first offering those shares to existing shareholders under pre-emptive rights that would otherwise apply to the issuance. We refer to this proposal as the pre-emption rights opt-out proposal.
7.
To approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of our ordinary shares available for issuance thereunder by 4,000,000 ordinary shares.
8.
To receive and consider the Company’s Irish Statutory Financial Statements for the fiscal year ended December 31, 2024 and the reports of the directors and auditors thereon, and to review the affairs of the Company.
9.
To conduct any other business properly brought before the AGM or any adjournment or postponement thereof.

Proposal Nos. 1, 2, 3, 4, 5 and 7 above are ordinary resolutions requiring a simple majority of the votes cast at the meeting to be approved. Proposal No. 6 above is a special resolution requiring at least 75% of the votes cast at the meeting to be approved. All proposals are more fully described in this proxy statement. There is no requirement under Irish law that the Company’s Irish Statutory Financial Statements for the fiscal year ended December 31, 2024, or the directors’ and auditor’s reports thereon be approved by the shareholders, and no such approval will be sought at the AGM.

Shareholders of record at the close of business on July 15, 2025 will be entitled to notice of and to vote at the AGM or any adjournment or postponement thereof. Instead of mailing a printed copy of our proxy materials to all of our shareholders, we provide access to these materials to many of our shareholders via the Internet, in accordance with rules adopted by the Securities and Exchange Commission. If you received only a Notice of Internet Availability of Proxy Materials (the “Notice”), by mail or e-mail, you will not receive a paper copy of the proxy materials unless you request one. Instead, the Notice will provide you with instructions on how to access and view the proxy materials on the Internet. The Notice will also instruct you as to how you may access your proxy card to vote online or by telephone. If you received a Notice by mail or e-mail and would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice. The Notice is being mailed to our shareholders on or about , 2025 and sent by e-mail to our shareholders who have opted for such means of delivery on or about , 2025.

By order of the Board of Directors,

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_______________________________

Kevin Dalton

Senior Director, Legal Affairs and Secretary

Dublin, Ireland

July ___, 2025

YOU MAY OBTAIN ADMISSION TO THE AGM BY IDENTIFYING YOURSELF AT THE AGM AS A SHAREHOLDER AS OF THE RECORD DATE. IF YOU ARE A RECORD OWNER, POSSESSION OF A COPY OF A PROXY CARD WILL BE ADEQUATE IDENTIFICATION. IF YOU ARE A BENEFICIAL (BUT NOT RECORD) OWNER, A “LEGAL PROXY” OR A COPY OF AN ACCOUNT STATEMENT FROM YOUR BANK, BROKER OR OTHER NOMINEE SHOWING SHARES HELD FOR YOUR BENEFIT ON JULY 15, 2025 WILL BE ADEQUATE IDENTIFICATION.

WHETHER OR NOT YOU EXPECT TO ATTEND THE AGM, PLEASE SUBMIT YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD OR, IF YOU RECEIVED A PRINTED COPY OF THE PROXY MATERIALS, BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND MAILING IT PROMPTLY IN THE PROVIDED ENVELOPE. TO HELP ENSURE REPRESENTATION OF YOUR SHARES AT THE AGM, NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

A SHAREHOLDER ENTITLED TO ATTEND AND VOTE AT THE AGM IS ENTITLED, USING THE PROXY CARD PROVIDED (OR IN THE FORM IN SECTION 184 OF THE IRISH COMPANIES ACT 2014), TO APPOINT ONE OR MORE PROXIES TO ATTEND, SPEAK AND VOTE INSTEAD OF HIM OR HER AT THE AGM. A PROXY NEED NOT BE A SHAREHOLDER OF RECORD.

ii

iii

ITERUM THERAPEUTICS PLC

25 North Wall Quay

Dublin 1

Ireland

PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 10, 2025 AT 25 North Wall Quay, Dublin 1, d01 h104, IRELAND

Important Notice Regarding the Availability of Proxy Materials

for the Annual General Meeting of Shareholders

to be held on September 10, 2025

This proxy statement, our 2024 annual report to shareholders and our Irish Statutory Financial Statements for the year ended December 31, 2024 are available at

https://central.proxyvote.com/pv/web

for viewing, downloading and printing.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 as filed with the Securities and Exchange Commission (“SEC”), except for exhibits, and our Irish Statutory Financial Statements for the year ended December 31, 2024 will be furnished without charge to any shareholder upon written or oral request to the Company at 25 North Wall Quay, Dublin 1, D01 H104, Ireland, Attention: Secretary, Telephone: +353 1 9038354.

Instead of mailing a printed copy of our proxy materials to all of our shareholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all shareholders. Accordingly, on or about , 2025, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders (other than those who previously requested electronic or paper delivery of proxy materials), directing shareholders to a website where they can access our proxy materials, including this proxy statement, our 2024 Annual Report to Shareholders and our Irish Statutory Financial Statements for the year ended December 31, 2024, and view instructions on how to vote via the Internet or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

INFORMATION ABOUT THE annual general meeting and voting

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “board of directors” or the “board”) of Iterum Therapeutics plc (the “Company,” “Iterum,” “we” or “us”) for use at the 2025 Annual General Meeting of Shareholders (the “AGM”) to be held on September 10, 2025, beginning at 3.00 p.m., Irish time (10.00 a.m., Eastern Time), at 25 North Wall Quay, Dublin 1, D01 H104, Ireland and at any adjournment or postponement thereof. On July 15, 2025, the record date for the determination of shareholders entitled to vote at the AGM, there were issued, outstanding and entitled to vote an aggregate of 42,460,070 of our ordinary shares, nominal value $0.01 per share (“ordinary shares”). Each ordinary share entitles the record holder thereof to one vote on each of the matters to be voted on at the AGM.

We have engaged Innisfree M&A Incorporated (“Innisfree”) to assist with the solicitation of proxies. Please contact Innisfree with any queries:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Shareholders May Call:

Toll-Free at (877) 456-3513 (from the U.S. and Canada)

or +1 (412) 232-3651 (from other locations)

Banks & Brokers May Call Collect: (212) 750-5833

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you and cast your vote as soon as possible.

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in one of four ways:

(1)
You may vote over the Internet. You may vote your shares by following the “Online” instructions on the enclosed proxy card. If you vote over the Internet, you do not need to vote by telephone or complete and mail your proxy card. The internet voting facilities for eligible shareholders of record will close at 4.59 a.m., Irish time on September 10, 2025 (11.59 pm, Eastern Time on September 9, 2025).
(2)
You may vote by telephone. You may vote your shares by following the “Phone” instructions on the enclosed proxy card. If you vote by telephone, you do not need to vote over the Internet or complete and mail your proxy card. If you vote by telephone, your use of that telephone system, and specifically the entry of your pin number/other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act 2014, of each of David G. Kelly and Kevin Dalton as your proxy to vote your shares on your behalf in accordance with your telephone instructions. The telephone voting facilities for eligible shareholders of record will close at 4.59 a.m., Irish time on September 10, 2025 (11.59 pm, Eastern Time on September 9, 2025).
(3)
You may vote by mail. You can vote by completing, dating and signing the proxy card provided to you and promptly mailing it in the provided postage-paid envelope. If you vote by mail, you do not need to vote over the Internet or by telephone. We must receive the completed proxy card by 5.00 p.m., Irish time (12.00 p.m., Eastern Time), on September 9, 2025.
(4)
You may vote in person. If you attend the AGM, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot at the AGM. Ballots will be available at the AGM. You may obtain directions to the location of the AGM by requesting them in writing or by telephone as follows: c/o Secretary, Iterum Therapeutics plc, 25 North Wall Quay, Dublin 1, D01 H104, Ireland, Phone: +353 1 9038354.

All proxies that are executed and delivered by mail or in person or are otherwise submitted online or by telephone will be voted on the matters set forth in the accompanying Notice of Annual General Meeting of Shareholders in accordance with the shareholders’ instructions. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the board of directors’ recommendations on such proposals as set forth in this proxy statement. All proxies will be forwarded to the Company’s registered office electronically.

After you have submitted a proxy, you may still change your vote and revoke your proxy prior to the AGM by doing any one of the following things:

•
submitting a new proxy by following the “Online” or “Phone” instructions on the enclosed proxy card at a date later than your previous vote but prior to the voting deadline (which is 4.59 a.m., Irish time on , 2025 (11.59 pm, Eastern Time on , 2025));
•
signing another proxy card and either arranging for delivery of that proxy card by mail to the registered office of the Company prior to the start of the AGM, or by delivering that signed proxy card in person at the AGM;
•
giving our Secretary a written notice before or at the AGM that you want to revoke your proxy; or
•
voting in person at the AGM.

Your attendance at the AGM alone will not revoke your proxy.

If the shares you own are held in “street name” by a bank, broker or other nominee record holder, which we collectively refer to in this proxy statement as “brokerage firms,” your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which, if available, would be provided by your brokerage firm on the voting instruction form that it delivers to you. Because many brokerage firms are member organizations of the New York Stock Exchange (“NYSE”), the rules of the NYSE will likely govern how your brokerage firm would be permitted to vote your shares in the absence of instruction from you. Under the current rules of the NYSE, if you do not give instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” items but will not be allowed to vote your shares with respect to certain “non-discretionary” items. Proposal No. 2 (ratification of KPMG as our independent registered public accounting firm), Proposal No. 4 (authorized share capital increase), Proposal No. 5 (directors' allotment authority), and Proposal No. 6 (pre-emption rights opt-out proposal) are all expected to be considered discretionary items under the rules of the NYSE and therefore your brokerage firm may be able to vote on that item even if it does not receive instruction from you, provided it holds your shares in its name. In the event a bank, broker or other nominee record holder determines that it does not have authority or otherwise does not exercise discretionary authority to vote on Proposals 2, 4, 5 or 6 it may deliver “broker non-votes” for such shares. Proposal No. 1 (election of the Class I director), Proposal No. 3 (advisory, non-binding, vote on the compensation of our named executive officers) and Proposal No. 7 (authorized equity incentive share increase) are expected to be considered “non-discretionary” items, and therefore if you do not instruct your brokerage firm on how to vote with respect to Proposals 1, 3 or 7, we expect that your brokerage firm will not be able to vote with respect to such proposals and will deliver “broker non-votes” for such shares.

If your shares are held in street name, you must bring an account statement from your brokerage firm showing that you are the beneficial owner of the shares as of the record date (July 15, 2025) to be admitted to the AGM. To be able to vote your shares held in street name at the AGM, you will need to request a “legal proxy” from the bank, broker or nominee.

Votes Required

One or more Members (as defined in the Company’s Constitution) whose name is entered in the register of members of the Company as a registered holder of the Company’s ordinary shares, present in person or by proxy (whether or not such Member actually exercises his voting rights in whole, in part or at all) holding not less than a majority of the issued and outstanding ordinary shares of the Company entitled to vote at the AGM, will constitute a quorum for the transaction of business at the AGM. Ordinary shares represented in person or by proxy (including “broker non-votes” (as described above) and shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for the purposes of determining whether a quorum is present at the AGM. The following votes are required for approval of the proposals being presented at the AGM:

Proposal No. 1: To elect the Class I director. The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the election of David G. Kelly.

Proposal No. 2: To ratify, in a non-binding vote, the appointment of KPMG to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2025 and to authorize the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration. The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the ratification of the appointment of KPMG as our independent registered public accounting firm for the current fiscal year and to authorize the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration.

Proposal No. 3: To vote on an advisory, non-binding, resolution to approve the compensation of our named executive officers. The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required to approve the compensation of our named executive officers. Proposal 3 is an advisory vote and is not binding on our board. Nevertheless, our board, including our compensation committee, values the opinions of our shareholders and, to the extent there are a substantial number of votes cast against the executive compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and evaluate what actions may be appropriate to address those concerns.

Proposal No. 4: To approve an increase in the authorized share capital of the Company from $1,800,000 to $2,600,000 by the creation of an additional 80,000,000 ordinary shares. The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the approval of an increase in the authorized share capital of the Company from $1,800,000 to $2,600,000 by the creation of an additional 80,000,000 ordinary shares.

Proposal No. 5: If Proposal No. 4 is approved, to grant the board of directors an updated authority under Irish law to allot and issue shares, warrants, convertible instruments and options. The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required in order to grant the board of directors an updated authority under Irish law to allot and issue shares, warrants, convertible instruments and options.

Proposal No. 6: If Proposal No. 5 is approved, to grant the board of directors an updated authority under Irish law to issue shares (including rights to acquire shares) for cash without first offering those shares to existing shareholders under pre-emptive rights that would otherwise apply to the issuance. The affirmative vote of the holders of ordinary shares representing at least 75% of the votes cast on the matter and voting affirmatively or negatively is required in order to grant the board of directors an updated authority under Irish law to issue shares (including rights to acquire shares) for cash without first offering those shares to existing shareholders under pre-emptive rights that would otherwise apply to the issuance.

Proposal No. 7: To approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan to increase the number of our ordinary shares available for issuance thereunder by 4,000,000 ordinary shares. The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required to approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan (the “2018 Plan”).

Shares that abstain from voting as to a particular matter and any broker non-votes will not be counted as votes in favor of such matter and will also not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on the proposal referenced above.

share ownership of certain beneficial owners and management

The following table sets forth information with respect to the beneficial ownership of our ordinary shares as of July 1, 2025 by:

(a)
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our ordinary shares;
(b)
each of our named executive officers;
(c)
each of our directors; and
(d)
all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security, including share options that are exercisable within 60 days of June 30, 2025, restricted share units (“RSUs”) that vest within 60 days of July 1, 2025 and shares issuable upon exercise of warrants within 60 days of July 1, 2025. Our ordinary shares issuable pursuant to share options, RSUs and warrants are deemed outstanding for computing the percentage of the person holding such share options, RSUs or warrants and the percentage of any group of which the person is a member, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all ordinary shares shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and 13(g) of the Securities Act of 1933, as amended. Percentage ownership is based on 42,131,328 ordinary shares outstanding on July 1, 2025. Except as otherwise set forth below, the address of the beneficial owner is c/o Iterum Therapeutics plc, 25 North Wall Quay, Dublin 1, D01 H104, Ireland.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers:
Corey N. Fishman(1)	479,225	1.1%
Judith M. Matthews(2)	86,704	*
Christine R. Coyne	—	*
Sailaja Puttagunta, M.D.	10,369	*
Michael Dunne, M.D.(3)	382,448	*
Beth P. Hecht	18,839	*
David G. Kelly(4)	54,323	*
Joseph J. Whalen	—	*
All current executive officers and directors as a group (7 persons)(5))	1,021,539	2.4%
*less than 1%

(1) Consists of (a) 137,062 shares beneficially owned by Mr. Fishman, and (b) 123,919 shares issuable to Mr. Fishman pursuant to warrants exercisable within 60 days of July 1, 2025; and (c) 218,244 shares issuable to Mr. Fishman pursuant to share options exercisable within 60 days of July 1, 2025.

(2) Consists of (a) 8,135 shares beneficially owned by Ms. Matthews, and (b) 78,569 shares issuable to Ms. Matthews pursuant to share options exercisable within 60 days of July 1, 2025.
(3) Consists of (a) 220,001 shares beneficially owned by Dr. Dunne, and (b) 162,447 shares issuable to Dr. Dunne pursuant to warrants exercisable within 60 days of July 1, 2025.
(4) Consists of (a) 2,473 shares beneficially owned by Mr. Kelly and (b) 51,850 shares issuable to Mr. Kelly pursuant to share options exercisable within 60 days of July 1, 2025.

(5) Includes (a) 386,510 shares held by the current directors and executive officers and their affiliates, (b) 348,663 shares issuable to the current directors and executive officers pursuant to share options exercisable within 60 days of July 1, 2025, and (c) 286,366 shares issuable to the current directors and their affiliates pursuant to warrants exercisable within 60 days of July 1, 2025.

Management and CORPORATE GOVERNANCE matters

Board of Directors

Our business and affairs are managed under the direction of our board of directors. Our Articles of Association provide that the number of directors shall not be less than two (2) nor more than thirteen (13), with the exact number to be determined by the board. Our board currently consists of five (5) members divided among three classes with staggered three-year terms as follows:

(1)
Class I, whose sole member is David G. Kelly. The term of the Class I director will expire at the AGM;
(2)
Class II, whose members are Beth P. Hecht and Michael Dunne. The terms of the Class II directors will expire at our 2026 annual general meeting of shareholders; and
(3)
Class III, whose members are Corey N. Fishman and Joseph J. Whalen. The terms of the Class III directors will expire at our 2027 annual general meeting of shareholders.

On July 17, 2025, upon the recommendation of the nominating and corporate governance committee, our board of directors nominated Mr. Kelly for election at the AGM for a term of three years to serve until the 2028 annual general meeting of shareholders subject to his earlier death, resignation, retirement, disqualification or removal.

Continuing Members of and Current Members who are Nominated for Election to our Board of Directors

Set forth below are the names of each continuing member of, and the current members who are nominated for election to, our board of directors, their ages, their principal occupation and business experience for at least the past five years and the names of other public companies of which each director has served as a director during the past five years, in each case as of July 1, 2025. Additionally, set forth below is information about the specific experiences, qualifications, attributes or skills that led our board of directors to the conclusion on suitability of each person to serve as a director.

Name	Age	Position
Corey N. Fishman	60	Director, President and Chief Executive Officer
Michael W. Dunne	66	Director
Beth P. Hecht (1)(2)(3)	61	Director
Joseph J. Whalen (1)(2)	54	Director
David G. Kelly (1)(2)(3)	64	Director

(1) Member of the compensation committee
(2) Member of the audit committee
(3) Member of the nominating and corporate governance committee

Corey N. Fishman has served as our President and Chief Executive Officer and as a member of our board of directors since November 2015. From August 2010 to February 2015, Mr. Fishman served as chief operating officer of Durata Therapeutics, Inc., a pharmaceutical company acquired by Actavis plc, a pharmaceutical company, and he also served as chief financial officer of Durata Therapeutics, Inc., from June 2012 to February 2015. From 2008 to 2010, Mr. Fishman served as chief financial officer of GANIC Pharmaceuticals, Inc., a pharmaceutical company. From 2002 to 2008, Mr. Fishman served in a variety of roles at MedPointe Healthcare, Inc., a specialty pharmaceutical company acquired by Meda AB, including as chief financial officer from 2006 to 2008. Mr. Fishman previously served on the board of directors of Momenta Pharmaceuticals, Inc., a biotechnology company, from September 2016 until June 2020 and BioSpecifics Technology Corporation, a biopharmaceutical company, from April 2020 until its acquisition by Endo International plc in December 2020. Mr. Fishman holds a B.A. in economics from the University of Illinois at Urbana-Champaign and an M.S.M. in finance from the Krannert School of Management at Purdue University. We believe Mr. Fishman is qualified to serve on our board of directors due to his role as a founder of our Company, his deep knowledge of our Company and his extensive background in the pharmaceutical industry.

Michael W. Dunne has served as a member of our board of directors since December 2020. From December 2020 to January 2025, Dr. Dunne served as the chief medical officer at the Gates Medical Research Institute. Previously, Dr. Dunne served as our chief scientific officer from November 2015 to December 2020 and has been engaged as a consultant for us since December 2020. From November 2014 until September 2015, Dr. Dunne was vice president of research and development at Actavis plc. From September 2010 to October 2014, Dr. Dunne served as chief medical officer of Durata Therapeutics, Inc., where he previously served as acting chief medical officer on a consulting basis from December 2009 to September 2010. From 1992 to 2009, Dr. Dunne served in a variety of roles in connection with the clinical development of numerous infectious disease compounds at Pfizer Inc., a biopharmaceutical company, including as the vice president, therapeutic area head of development for infectious disease from 2001 to 2009. Dr. Dunne served as a member of the board of directors of Aviragen Therapeutics, Inc, a biotechnology company from 2015 to 2018. Dr. Dunne holds a B.A. in economics from Northwestern University and an M.D. from the State University of New York Health Sciences Center. He completed his internal medicine residency and fellowships in infectious diseases and pulmonary medicine at Yale University School of Medicine. We believe Dr. Dunne is qualified to serve on our board of directors due to his role as co-founder of the Company, his deep knowledge of our Company and his extensive background and medical experience in infectious disease.

Beth P. Hecht has served as a member of our board of directors since March 2021. Since October 2021, Ms. Hecht has served as chief legal officer and corporate secretary of Xeris Biopharma Holdings Inc., a specialty pharmaceutical company. From January 2019 to October 2021, Ms. Hecht served as senior vice president, general counsel and corporate secretary of Xeris Pharmaceuticals, Inc., a specialty pharmaceutical company. From October 2012 to December 2018, Ms. Hecht served as managing director and chief legal and administrative officer for Auven Therapeutics Management L.L.P., a global biotechnology and pharmaceutical private equity firm. Ms. Hecht previously served on the board of directors of Neos Therapeutics, Inc. a pharmaceutical company, from September 2015 until its acquisition by Aytu BioPharma Inc., formerly Aytu Bioscience, Inc., in March 2021 and also served on the board of directors of Aytu BioScience Inc. from March 2021 until May 2021. Ms. Hecht is a graduate of Amherst College and Harvard Law School and started her career as an attorney specializing in intellectual property and corporate transactions at Willkie Farr & Gallagher (New York) and then Kirkland & Ellis (New York). We believe Ms. Hecht is qualified to serve on our board of directors due to her extensive experience in the pharmaceutical industry and her service on the board of directors of other pharmaceutical companies.

Joseph J. Whalen has served as a member of our board of directors since March 2025. Since April 2024, Mr. Whalen has served as a principal at North Glen Advisors, a business consulting firm. From October 2023 to April 2024, Mr. Whalen served as a senior vice president of Amgen Inc., a biopharmaceutical company. From 2010 to October 2023, Mr. Whalen served as a senior vice president of Horizon Therapeutics plc, a biopharmaceutical company, until its acquisition by Amgen Inc. Mr. Whalen also previously served in various business development and finance positions at Baxter Healthcare and Searle Pharmaceuticals. Mr. Whalen currently serves on the board of directors of Colorectal Cancer Alliance, a non-profit healthcare organization, and on the board of directors of a private healthcare company. Mr. Whalen previously served on the board of directors of iBIO, from June 2022 to June 2023, a life sciences industry association that represents life sciences employees at various organizations. Mr. Whalen holds a B.A. in Business from University of Notre Dame and an M.B.A. from the University of Illinois. We believe Mr. Whalen is qualified to serve on our board of directors due to his business development and finance experience within the pharmaceuticals industry and his service on the board of directors of various healthcare companies.

David G. Kelly has served as a member of our board of directors since August 2016. From September 2014 to January 2020, Mr. Kelly served as the executive vice president, Ireland of Horizon Therapeutics, plc, a biopharmaceutical company. Mr. Kelly served as managing director, Ireland of Horizon Therapeutics plc until July 2018. From February 2012 to September 2014, Mr. Kelly served as chief financial officer of Vidara Therapeutics Inc., a pharmaceutical company. From May 2005 to January 2012, Mr. Kelly served as chief financial officer of AGI Therapeutics plc, a pharmaceutical company. Mr. Kelly also served as senior vice president, finance and planning of Warner Chilcott plc (formerly Galen Holdings plc), a pharmaceutical company listed on the London Stock Exchange. In addition, Mr. Kelly held roles at Elan Corporation, a pharmaceutical company, and KPMG. Mr. Kelly holds a B.A. in economics from Trinity College, Dublin and is also a member of the Institute of Chartered Accountants in Ireland. We believe Mr. Kelly is qualified to serve on our board of directors due to his experience as a senior executive, particularly within the life science industry, including his experience in finance.

Composition of the Board of Directors and Meetings

Our Articles of Association provide that the number of directors shall not be less than two (2) nor more than thirteen (13), with the exact number to be determined by the board, currently five (5).

Under the Irish Companies Act 2014, and notwithstanding anything contained in our Articles of Association or in any agreement between us and any director, our shareholders may, by an ordinary resolution, remove a director from office before the expiration of his or her term, at a meeting held on no less than 28 days’ notice and at which the director is entitled to be heard. Our Articles of Association also provide that the office of a director will be vacated in certain circumstances including if the director resigns his or her office by notice in writing or is requested to resign in writing by not less than a majority of the other directors. Under our Articles of Association, our board of directors has the authority to appoint directors to the board either to fill a vacancy or as an additional director. If the board fills a vacancy, the director will hold this position as a director for a term that will coincide with the remaining term of the relevant class of director.

Board Determination of Independence

Applicable rules of The Nasdaq Stock Market ("Nasdaq") require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that within one year of the date of the completion of an initial public offering, all the members of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

In order to be considered independent for purposes of Rule 10C-1 under the Exchange Act, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In March 2025, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of Ms. Hecht, Mr. Whalen, Mr. Kelly and Dr. Dunne, representing four of our five current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Mr. Fishman is not an independent director under Rule 5605(a)(2) because he is our President and Chief Executive Officer. Our board of directors had also previously determined in March 2024 that Ronald M. Hunt, who resigned from our board of directors in February 2025, was an “independent director” as defined under Rule 5605(a)(2). Our board of directors has also determined that Messrs. Kelly and Whalen and Ms. Hecht, who comprise our audit committee, Messrs. Kelly and Whalen and Ms. Hecht, who comprise our compensation committee, and Ms. Hecht and Mr. Kelly, who comprise our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC and Nasdaq. In making such determination, our board of directors considered the relationships that each such non-employee director has with our Company, including the transactions described below in “Certain Relationships and Related Party Transactions”, and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our shares by each non-employee director as described above in “Share Ownership of Certain Beneficial Owners and Management”.

Meetings of the Board of Directors

Our board holds at least four regular meetings each year. Directors are expected to attend all meetings of the board and any committees on which they serve.

Our Articles of Association provide that each director and the auditors are entitled to attend and speak at any general meetings of shareholders of the Company. All of our directors attended our annual general meeting of shareholders in 2024.

Our board of directors met 21 times during 2024 and acted by written consent four (4) times. During 2024, no incumbent directors attended less than 75% of the aggregate of (i) the total number of meetings of the board and (ii) the total number of meetings of committees of the board on which he/she served, if any.

Board Leadership Structure

David G. Kelly, an independent director under applicable Nasdaq rules, currently serves as chairman of our board. Mr. Kelly's duties as chairman of the board include determining the frequency and length of board meetings, recommending when special meetings of the board should be held, preparing or approving the agenda for each board meeting, chairing meetings of the board and of our independent directors, meeting with any director who is not adequately performing his or her duties as a member of the board or any committee of the board, facilitating communications between management and the board of directors, and assisting with other corporate governance matters.

Our board of directors believes that separating the duties of the chairman of the board from the duties of our chief executive officer enhances the board’s oversight of, and independence from, management, while also allowing our chief executive officer to focus on our day-to-day business operations instead of board administration.

Committees of our Board of Directors

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which operates under a charter that has been approved by our board of directors. The charters for each of these committees are available on our website at www.iterumtx.com.

Audit Committee

Our audit committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, consists of David G. Kelly, Joseph J. Whalen and Beth P. Hecht. The chairperson of our audit committee is Mr. Kelly. Ronald M. Hunt served as a member of our audit committee until his resignation from the board of directors in February 2025. The primary purpose of the audit committee is to discharge the responsibilities of our board of directors with respect to our accounting, financial, and other reporting and internal control practices and to oversee our independent registered public accounting firm. Specific responsibilities of our audit committee include:

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recommending a qualified firm to serve as the independent registered public accounting firm to audit our financial statements to the board of directors;
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helping to ensure the independence and performance of the independent registered public accounting firm;

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discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
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reviewing, upon completion of the audit, the Irish Statutory Financial Statements proposed to be filed with our annual return at the Irish Companies Registration Office;
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developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
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reviewing related party transactions;
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coordinating the board of directors’ oversight of our internal controls over financial reporting, including discussing with management and the independent registered public accounting firm the integrity of our financial reporting processes and internal controls;
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overseeing cybersecurity risk management and providing regular reports to the board of directors addressing cybersecurity as part of our overall risk management program;
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reviewing updates from management and providing feedback regarding cybersecurity matters, including cybersecurity risks and/or incidents and related responses on our cybersecurity position;
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approving (or, as permitted, pre-approving) all audit and all permissible non-audit services to be performed by the independent registered public accounting firm;
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discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled; and
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supporting the board in minimizing the risks related to invested capital and ensuring that management administers the Company’s investment portfolio in accordance with the guidelines set out in the corporate investment policy.

Our board of directors has determined that Messrs. Kelly and Hunt and Ms. Hecht each satisfy the independence standards for such committee established by the SEC and Nasdaq.

Our board of directors has determined that Mr. Kelly is an “audit committee financial expert” within the meaning of SEC regulations. Our board of directors has also determined that each member of our audit committee has the requisite financial expertise required under the applicable requirements of Nasdaq. In arriving at this determination, the board of directors has examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Our audit committee met four times in 2024 and acted by written consent two times in 2024.

Compensation Committee

Our compensation committee consists of Joseph J. Whalen, David G. Kelly and Beth P. Hecht. The chairperson of our compensation committee is Ms. Hecht. Ronald M. Hunt served as a member of our compensation committee until his resignation from the board of directors in February 2025.

The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors to oversee our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our compensation committee include:

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reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;
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reviewing and recommending to our board of directors the compensation of our directors;
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administering our share and equity incentive plans and delegating authority to subcommittees of the compensation committee to grant share awards under our equity incentive plans to persons who are then subject to Section 16 of the Exchange Act;
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selecting independent compensation consultants, legal counsel or other advisors;
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interpreting and implementing our Compensation Recovery Policy in a manner that is consistent with Nasdaq Listing Rule 5608 and any other applicable law, and, if practicable and necessary, determining the appropriate means to recover erroneously awarded incentive-based compensation;
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reviewing and approving, or recommending that our board of directors approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers; and
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reviewing and making recommendations to our board of directors regarding incentive compensation and equity plans.

Our compensation committee met one time in 2024 and acted by written consent one time in 2024.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Beth P. Hecht and David G. Kelly. The chairperson of our nominating and corporate governance committee is Mr. Kelly.

Specific responsibilities of our nominating and corporate governance committee include:

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reviewing periodically and evaluating director performance on our board of directors and its applicable committees, and recommending to our board of directors and management areas for improvement;
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interviewing, evaluating, nominating and recommending individuals for membership on our board of directors;
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administering the process outlined in our Articles of Association concerning shareholder nominations for director candidates;
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reviewing developments in corporate governance practices and recommending to our board of directors any amendments to our corporate governance policies;
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overseeing and reviewing our processes and procedures to provide information to our board of directors and its committees; and
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overseeing succession planning for senior executives.

Our nominating and corporate governance committee acted by written consent one time in 2024.

Board Processes

Oversight of Risk

Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our board and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board oversees risk management activities relating to our business strategy, acquisitions, capital raising and allocation, organizational structure and certain operations risks; our audit committee oversees risk management activities related to financial risk exposures and the steps management has taken to monitor and control these exposures, as well as legal and compliance risks and risks relating to cybersecurity; our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning and monitors the effectiveness of our corporate governance guidelines; and our compensation committee oversees risk management activities relating to our compensation policies and practices. Each committee reports to the full board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full board discuss such risks.

Director Nomination Process

Generally, the board will be responsible for nominating directors for election to the board by the Company’s shareholders at the annual general meeting of shareholders and the persons to be elected by the board to fill any vacancies on the board. The nominating and corporate governance committee is responsible for identifying, reviewing and evaluating and recommending to the board candidates to serve as directors of the Company, in accordance with its charter and consistent with the criteria set by the board in our corporate governance guidelines described below under “Corporate Governance Guidelines”. The board believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. In making such recommendations, the nominating and corporate governance committee considers candidates proposed by the Company’s shareholders and shall review and evaluate information available to it regarding such candidates and shall apply the same criteria and shall follow substantially the same process in considering them, as it does in considering other candidates. Shareholders may nominate individuals as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the shareholder or group of shareholders making the nomination, including the number of ordinary shares owned by such shareholder or group of shareholders, in writing to the nominating and corporate governance committee, c/o Secretary, Iterum Therapeutics plc, 25 North Wall Quay, Dublin 1, D01 H104, Ireland. The nominating and corporate governance committee will evaluate shareholder-recommended candidates by following substantially the same process outlined above.

The nominating and corporate governance committee shall also administer the process outlined in our Articles of Association concerning shareholder nominations for director candidates. Shareholders must follow the formal procedures described in our Articles of Association and in “Shareholder Proposals for 2026 Annual General Meeting of Shareholders” below in connection with any such nomination.

The nominating and corporate governance committee has not adopted a formal diversity policy but will consider issues of diversity among its members in identifying and considering nominees for director as well as age, skill and such other factors as it deems appropriate given the current needs of the board and the Company, to maintain a balance of knowledge, experience and capability.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our Company and shareholders. The guidelines provide that:

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the core responsibility of our board is to provide oversight of, and strategic guidance to, senior management;
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the board will be composed of not less than a majority of independent directors, subject to any exceptions permitted by Nasdaq listing standards;
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the independent directors of the board will meet periodically in executive session at least two times per year or such greater number as required by the Nasdaq listing standards;
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board members have complete and open access to our management; and
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the nominating and corporate governance committee will conduct an annual self-evaluation to determine whether the board and its committees are functioning effectively.

A copy of the Corporate Governance Guidelines is publicly available on our website at https://www.iterumtx.com/.

Shareholder Communications to the Board of Directors

Shareholders who have questions or concerns should contact our Investor Relations department at +1 312 778 6073 or by email to IR@iterumtx.com. Shareholders who wish to address questions regarding our business directly with the board of directors, or any individual director, should direct his or her questions in writing to board of directors c/o Secretary, Iterum Therapeutics plc, 25 North Wall Quay, Dublin 1, D01 H104, Ireland. Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Communications will be forwarded to other directors if they relate to substantive matters that the chairman of our board, in consultation with legal counsel, considers appropriate for attention by the other directors. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances or matters as to which we receive repetitive or duplicative communications.

Compensation Committee Interlocks and Insider Participation

During 2024, the members of our compensation committee were Ronald M. Hunt (Chairman) and Beth P. Hecht. No member of our compensation committee is, or has ever been, an officer or employee of our Company. None of our executive officers serve, or have served during the last year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on our compensation committee.

Executive Officers

The following table sets forth information regarding our executive officers as of July 1, 2025:

Name	Age	Position
Corey N. Fishman	60	Director, Chief Executive Officer
Judith M. Matthews	55	Chief Financial Officer
Christine R. Coyne	57	Chief Commercial Officer

In addition to the biographical information for Mr. Fishman, which is set forth above, set forth below is certain biographical information about our executive officers:

Judith M. Matthews has served as our Chief Financial Officer since November 2015. From 2012 to February 2015, Ms. Matthews served as vice president of finance at Durata Therapeutics, Inc. From 2009 to 2012, Ms. Matthews served as head of financial planning & analysis at Bally Total Fitness Corporation, a fitness club chain. From 2004 to 2008, Ms. Matthews served as vice president of finance for the Sterno Group, a subsidiary of Blyth, Inc., a home products company. Ms. Matthews holds a B.A. in accounting from the University of Illinois at Urbana-Champaign and a Master of Management in finance and marketing from the Kellogg School of Management at Northwestern University.

Christine R. Coyne has served as our Chief Commercial Officer since July 2025. From January 2023 to October 2024, Ms. Coyne served as Chief Commercial Officer at Innoviva Speciality Therapeutics, Inc., a biopharmaceutical company. From May 2021 to November 2022, Ms. Coyne served as Chief Commercial Officer at SCYNEXIS, Inc., a biotechnology company. From 2017 to May 2021, Ms. Coyne held roles of increasing responsibility including Senior Vice President, Commercial at Paratek Pharmaceuticals, Inc. From 2014 to 2017, Ms. Coyne served as the Vice President, Strategy Business Development at BTG, a healthcare company that is part of the Boston Scientific group. Prior to that, Ms. Coyne served as Senior Director, Portfolio Strategy and Brand Managed Markets, at Auxilium Pharmaceuticals and

was Senior Director, Marketing at Endo International Plc. Ms. Coyne holds an MBA from Eastern University, as well as a B.A. in Foreign Languages from West Chester University.

executive officer and director compensation

The following discussion provides details of the compensation and other benefits paid by us and our subsidiaries to certain executive officers for services provided for the years ended December 31, 2024 and 2023 and to the members of our board of directors for services provided for the year ended December 31, 2024.

Executive and Director Compensation Processes

Our executive compensation program is administered by our compensation committee, subject to oversight by our board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and approves, or recommends for approval by the board, the compensation of the Company’s executives.

Our compensation committee periodically reviews and makes recommendations to the board of directors with respect to director compensation. As and when required, we have retained the services of Coda Advisors LLC ("Coda") as an independent compensation consultant to provide comparative data on executive compensation practices in our industry and to provide advice to the compensation committee in relation to our executive compensation program. While Coda has provided advice to the Company and the compensation committee in relation to such compensation practices, the compensation committee ultimately makes its own decisions with regard to our executive and director compensation programs.

For the year ended December 31, 2024, the compensation committee reviewed information regarding the independence and potential conflicts of interest of Coda, taking into account, among other things (i) the provision of other services to the Company by Coda; (ii) the amount of fees received by Coda from the Company as a percentage of its total revenue; (iii) Coda’s policies and procedures to prevent conflicts of interest; (iv) any business or personal relationships that Coda has with any member of the compensation committee; (v) any shares held by Coda in the Company; and (vi) any business or personal relationship Coda or Coda employees have with any executive officers of the Company. Based on this review, the compensation committee concluded that the engagement did not raise any conflict of interest.

Executive Officer Summary Compensation Table

The following table provides details of the compensation and other benefits paid or accrued by us and our subsidiaries to our named executive officers for the year ended December 31, 2024, who are our President and Chief Executive Officer, Corey N. Fishman, and our two most highly compensated executive officers, Ms. Judith M. Matthews, our Chief Financial Officer, and Dr. Sailaja Puttagunta, our former Chief Medical Officer.

Name and Principal Position	Year Ended December 31,	Salary ($)	Bonus(1) ($)	Share Awards ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(5) ($)	Total ($)
Corey N. Fishman	2024	630,678	146,073	—	—	347,716	8,549	1,133,016
President and Chief Executive Officer	2023	611,831	360,311	—	220,000	320,709	5,960	1,518,811
Sailaja Puttagunta	2024	325,301(4)	12,825	—	—	—	2,470	340,596
Former Chief Medical Officer	2023	492,417	237,263	—	60,000	211,185	5,960	1,006,825
Judith M. Matthews	2024	429,550	71,400	—	—	172,438	3,647	677,035
Chief Financial Officer	2023	411,211	176,120	—	80,000	156,763	3,680	827,774

(1) The amounts reported in the “Bonus” column for Mr. Fishman, Ms. Matthews and Dr. Puttagunta during 2024 and 2023 reflect certain discretionary cash bonuses to incentivize the continued dedication of executives which were expensed in the relevant period.

(2) The amounts reported do not reflect the amounts actually received by our executive officers. Instead, these amounts reflect the aggregate grant date fair values of share options granted to each of our executive officers during the year ended December 31, 2023 as computed in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification (ASC) 718. Assumptions used in the calculation of these amounts are included in Note 14 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our executive officers who have received share options will only realize compensation with regard to these share options to the extent the trading price of our ordinary shares is greater than the exercise price of such share options and such share options vest.

(3) Amount represents cash bonuses earned for the 12-month periods ending December 31, 2024 and 2023, respectively. Amounts disclosed for the year ended December 31, 2024 exclude payments made in 2024 for 2023 bonuses. Amounts disclosed for the year ended December 31, 2023 exclude payments made in 2023 for 2022 bonuses.

(4) Includes (i) salary of $224,901 paid to Dr. Puttagunta prior to her departure in May 2024; and (ii) consulting fees of $100,400 incurred in connection with Dr. Puttagunta's consulting arrangement entered into with our subsidiary, Iterum Therapeutics International Limited ("ITIL"), dated May 29, 2024.

(5) Includes the dollar value of life insurance premiums paid by the Company for the benefit of such executive officer.

Narrative Disclosure to Executive Officer Summary Compensation Table

Base Salary

During the year ended December 31, 2023, we paid annualized base salaries of $613,798 to Mr. Fishman, $494,000 to Dr. Puttagunta and $412,533 to Ms. Matthews. During the year ended December 31, 2022, we paid annualized base salaries of $590,190 to Mr. Fishman, $475,000 to Dr. Puttagunta and $396,666 to Ms. Matthews. During the year ended December 31, 2024, we paid annualized base salaries of $632,212 to Mr. Fishman, and $431,097 to Ms. Matthews.

During the year ended December 31, 2024, we paid annualized base salaries of $632,212 to Mr. Fishman, and $431,097 to Ms. Matthews.

Dr. Puttagunta resigned from the Company effective May 31, 2024. Prior to Dr. Puttagunta’s resignation, she was entitled to a base salary of $516,230 of which we paid $224,901 prior to her departure. During the year ended December 31, 2023, we paid annualized base salaries of $613,798 to Mr. Fishman, $494,000 to Dr. Puttagunta and $412,533 to Ms. Matthews.

In February 2025, our compensation committee approved an increase to the annualized base salaries of our executive officers, effective February 1, 2025, as follows: $648,017 to Mr. Fishman and $446,185 to Ms. Matthews.

None of the named executive officers are currently party to any employment arrangements that provide for automatic or scheduled increases in base salary.

Non-Equity Incentive Plan Compensation

Our named executive officers participate in a cash bonus program which is tied to the achievement of strategic and corporate goals of the Company, which are approved annually by our compensation committee. Our compensation committee determines the amount of these bonuses, if any, based on its assessment of the named executive officers’ performance and that of the Company against goals established annually.

Under their respective employment agreements, the annual target bonus for Mr. Fishman is 55% of his current base salary and the annual target bonus for Ms. Matthews is 40% of her current base salary. The annual target bonus for Dr. Puttagunta was 45% of her base salary during her employment as Chief Medical Officer of the Company.

At the beginning of each year, our compensation committee reviews the accomplishments of the named executive officers as measured against the previous year’s goals, whether each goal had been achieved and the relative weight that should be given to each goal in determining the cash bonus payment for that year. Based on its review, our compensation committee recommended cash bonus payments of $347,716 to Mr. Fishman and $172,438 to Ms. Matthews with respect to the year ended December 31, 2024. Our compensation committee recommended cash bonus payments of $320,709 to Mr. Fishman, $211,185 to Dr. Puttagunta and $156,763 to Ms. Matthews with respect to the year ended December 31, 2023.

Bonuses

No special bonus payments were recommended for executive officers in 2024.

During 2023, the compensation committee recommended special retention bonus payments for executives of $506,383 to Mr. Fishman, $333,450 to Dr. Puttagunta and $247,520 to Ms. Matthews payable on the achievement of certain milestones to incentivize the continued dedication of executives, of which we paid $506,383 to Mr. Fishman and $247,520 to Ms. Matthews during 2024. Dr. Puttagunta received $166,725 in 2024 on the achievement of certain milestones prior to her departure in May 2024.

Equity Incentive Awards

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our executive officers and our shareholders. In addition, we believe that our ability to grant share options and other equity-based awards helps us to attract, retain and motivate our executive officers and encourages them to devote their best efforts to our business and financial success.

No equity-based awards were granted to executives in 2024.

In January 2023, the compensation committee approved the grant of share options under the 2018 Plan to Mr. Fishman, Dr. Puttagunta and Ms. Matthews to purchase the following number of ordinary shares, which grants will become effective as of March 31, 2023: 275,000 to Mr. Fishman, 75,000 to Dr. Puttagunta; and 100,000 to Ms. Matthews (the “2023 Share Options”). Such share options vested as to 33.33% of the ordinary shares underlying such share options on the first anniversary of the date of grant based on each such named executive officer’s continued service with us through that date and the remaining ordinary shares vesting in 24 equal monthly installments thereafter subject to each such named executive officer’s continued provision of services to us on each vesting date. The compensation committee also approved that in the event of a change of control, the vesting and exercisability of any then-unvested 2023 Share Options held by each of Mr. Fishman, Dr. Puttagunta and Ms. Matthews, will be accelerated in full.

Consulting Agreement - Sailaja Puttagunta, M.D.

During 2024, we compensated Sailaja Puttagunta, M.D., our former chief medical officer pursuant to a consulting agreement entered into with our subsidiary, ITIL, dated May 29, 2024, (the "Puttagunta Consulting Agreement"), effective June 1, 2024. The Puttagunta Consulting Agreement entitles Dr. Puttagunta to consulting fees of $400 per hour for the provision of general support in connection with our New Drug Application (NDA) for oral sulopenem to the U.S. Food and Drug Administration. An aggregate of $100,400 was expensed for services provided by Dr. Puttagunta during the fiscal year ended December 31, 2024 pursuant to the Puttagunta Consulting Agreement.

Outstanding Equity Awards at December 31, 2024

The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2024. All equity awards were granted under our 2015 Equity Incentive Plan (the "2015 Plan"), our 2018 Plan and our 2021 Inducement Equity Incentive Plan (the “2021 Inducement Plan”):

	Option Awards				Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price Per Share ($) (2)	Option Expiration Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Corey N. Fishman	4,356 (3)	—	$49.50	09/11/2027	—	—
	160,359	114,641 (4)	$1.00	03/31/2031	—	—
Judith M. Matthews	792 (3)	—	$49.50	09/11/2027	—	—
	58,313	41,687 (4)	$1.00	03/31/2031	—	—
Sailaja Puttagunta	—	—	—	—	—	—

(1) Pursuant to the equity agreements between the named executive officer and us, the vesting of such named executive officer’s share and option awards will accelerate under certain circumstances as described under the section titled “—Potential Payments Upon Termination or Change in Control” below.

(2) The exercise price per share of the share options reflects the fair market value per ordinary share on the date of grant.

(3) Share option that vested as to 25% of the ordinary shares underlying the share option on September 12, 2018, with the remaining ordinary shares vesting in equal monthly installments thereafter until September 12, 2021.

(4) Share option that vest as to 33% of the ordinary shares underlying the share option on March 31, 2024, with the remaining ordinary shares vesting in equal monthly installments thereafter until March 31, 2026, subject to continued service with us through each relevant vesting date.

Employment Agreements with Executive Officers

We have entered into offer letters with each of our named executive officers. The offer letters generally provide for at-will employment and set forth the executive’s initial base salary, target variable compensation, eligibility for employee benefits, the terms of initial equity grants and severance benefits on a qualifying termination. Each of our named executive officers has also executed our standard form proprietary information agreement. Any potential payment and benefits due upon a termination of employment or change of control of us are further described below.

Corey N. Fishman serves as our President and Chief Executive Officer. On November 18, 2015, Mr. Fishman entered into an offer letter with Iterum Therapeutics US Limited ("ITUS"), our indirect wholly owned subsidiary. The offer letter has no specific term and constitutes an at-will employment arrangement. On May 2, 2018, Mr. Fishman entered into an amended offer letter, which became effective upon the closing of our initial public offering pursuant to which Mr. Fishman’s base salary became $540,000, and his discretionary annual target performance bonus increased from 50% to 55% of his annual base salary. His base salary was reviewed in December 2020 and increased to $573,000, effective January 1, 2021. His base salary was reviewed in January 2022 and increased to $590,190, effective February 1, 2022. His base salary was reviewed in January 2023 and increased to $613,798, effective February 1, 2023. His base salary was reviewed in January 2024 and increased to $632,212, effective February 1, 2024. His base salary was reviewed in February 2025 and increased to $648,017, effective February 1, 2025.

Judith M. Matthews serves as our Chief Financial Officer. On November 18, 2015, Ms. Matthews entered into an offer letter with ITUS, our indirect wholly owned subsidiary. The offer letter has no specific term and constitutes an at-will employment arrangement. Ms. Matthews entered into an amended offer letter, which became effective upon the closing of our initial public offering pursuant to which Ms. Matthews’ base salary became $350,000, and her discretionary annual target performance bonus increased from 25% to 35% of her annual base salary. In January 2022 our compensation committee approved an increase in Ms. Matthew’s annual target performance bonus to 40%. Ms. Matthew’s base salary was reviewed in December 2020 and increased to $381,410, effective January 1, 2021. Her base salary was reviewed in January 2022 and increased to $396,666, effective February 1, 2022. Her base salary was reviewed in January 2023 and increased to $412,533, effective February 1, 2023. Her base salary was reviewed in January 2024 and increased to $431,097, effective February 1, 2024. Her base salary was reviewed in February 2025 and increased to $446,185, effective February 1, 2025.

Sailaja Puttagunta previously served as our Chief Medical Officer from October 2021 until her resignation in May 2024. On October 27, 2021, Dr. Puttagunta entered into an offer letter with ITUS, our indirect wholly owned subsidiary. Dr. Puttagunta’s base salary was $475,000 and her discretionary annual target performance bonus was 45% of her annual base salary. Dr. Puttagunta was also entitled to an initial bonus payment of $86,000 within 30 days of commencing employment and a subsequent bonus payment of $86,000 within 30 days of the six-month anniversary of commencement of employment, conditioned upon Dr. Puttagunta’s continuing employment with the Company on such payment date.

Potential Payments Upon Termination or Change in Control

Our agreements with each of our named executive officers provide that upon the termination of his or her employment by us other than for cause (other than due to death or disability), or by the named executive officer with good reason (each as defined below), he or she will be entitled to receive the following severance benefits:

•
cash severance equal to a fixed number of months of such executive officer’s base salary (twelve months in the case of Mr. Fishman and nine months in the case of Ms. Matthews, payable in installments following such termination in the form of base salary continuations; and
•
Company-paid COBRA premiums for up to 12 months (or 18 months for Mr. Fishman) following such executive officer’s termination date.

“Cause” for termination as used in each of the offer letters means (a) commission or conviction by the named executive officer (including a guilty plea or plea of nolo contendere) of any felony or any other crime involving fraud, dishonesty or moral turpitude; (b) commission by the named executive officer or attempted commission of or participation in a fraud or act of dishonesty or misrepresentation against the Company; (c) material breach by the named executive officer of his or her duties to the Company; (d) intentional damage by the named executive officer to any property of the Company; (e) misconduct, or other violation of Company policy that causes harm; (f) material violation by the named executive officer of any written and fully executed contract or agreement between him or her and the Company; or (g) conduct by the named executive officer which, in the good faith and reasonable determination of the Company, demonstrates gross unfitness to serve. The determination that a termination is for Cause shall be made by the Company in its sole discretion.

Pursuant to each of the offer letters, the named executive officer shall have “good reason” for resigning from employment with the Company if any of the following actions are taken by the Company without his or her prior written consent: (a) a material reduction in his or her base salary, which is a reduction of at least 10% of his or her base salary (unless pursuant to a salary reduction program applicable generally to the Company’s similarly situated employees); (b) a material reduction in his or her duties (including responsibilities and/or authorities), provided, however, that a change in job position (including a change in title) shall not be deemed a “material reduction” in and of itself unless his or her new duties are materially reduced from the prior duties; or (c) relocation of the name executive officer’s principal place of employment to a place that increases his or her one-way commute by more than fifty (50) miles as compared to his or her then-current principal place of employment immediately prior to such relocation.

If such a qualifying termination occurs within the period beginning one month prior to and ending 12 months following a change of control, the cash severance payment entitlement described above will increase to 12 months of such executive officer’s then current base salary in the case of Ms. Matthews, and to 18 months of his then current base salary in the case of Mr. Fishman. The executive officers will also be entitled to an additional cash payment equal to a percentage of such executives’ target annual bonus for the year of termination, equal to 100% in the case of Ms. Matthews and 150% in the case of Mr. Fishman.

Each offer letter also contains a “better after-tax” provision, which provides that if any of the payments to such named executive officer constitutes a parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), the payments will either be (i) reduced or (ii) provided in full to the executive officer, whichever results in the executive officer receiving the greater amount after taking into consideration the payment of all taxes, including the excise tax under Section 4999 of the Code, in each case based upon the highest marginal rate for the applicable tax.

Payment of any of the severance benefits described above is also conditioned on the named executive officer’s delivery and non-revocation of a general release of claims in our favor.

In addition, pursuant to the equity agreements between each of the named executive officers and us, in the event of a qualifying termination in connection with a change of control, the vesting and exercisability of any then-unvested share options, restricted share unit awards or any other share awards outstanding under the 2015 Plan, the 2018 Plan and/or the 2021 Plan held by each of Mr. Fishman and Ms. Matthews, will be accelerated in full.

On March 11, 2020, on recommendation from the compensation committee, our board of directors approved the creation of a carve out plan to reward certain key employees including Mr. Fishman and Ms. Matthews in the event of a change of control. The aggregate amount payable under the plan will be calculated on a tiered basis based on the upfront consideration payable to us and our ordinary shareholders in connection with such change of control, with potential aggregate amounts payable under the plan falling within a range around approximately 2.5% of the upfront consideration.

The other terms of the plan and each executive officer’s entitlement to participate are to be determined at the time of the change of control transaction.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our principal executive officer (“PEO”) and the average of our other Named Executive Officers (“NEOs”) and certain financial metrics of the Company. The following table also provides information regarding company performance over the same periods as well as the relationship of “compensation actually paid” to our PEO and non-PEO NEOs to company performance.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2) (3)	Average Summary Compensation Table Total for non PEO NEOs ($) (4)	Average Compensation Actually Paid to non PEO NEOs ($) (5)	Total Shareholder Return ($) (6)	Net Income ($ in thousands) (7)
2024	1,133,016	1,286,838	508,816	564,750	210.71	(24,774)
2023	1,518,811	1,748,073	917,300	1,011,521	234.92	(38,371)
2022	1,372,710	1,453,333	767,356	732,197	33.50	(44,434)

(1) Reflects compensation (as reported in the Summary Compensation Table) for our PEO, Mr. Corey Fishman, in 2022, 2023 and 2024.

(2) Calculated in accordance with Item 402(v)(2) of Regulation S-K. The Compensation Actually Paid Schedule shown below sets forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at the “compensation actually paid” to our Chief Executive Officer.

Year	Summary Compensation Table Total for PEO ($) (1)	Deductions for Reported Grant Date Fair Value of Share Awards ($) (a)	Deductions for Reported Grant Date Fair Value of Option Awards (a)	Additions for Pay Versus Performance Equity Adjustments (b)	Compensation Actually Paid ($)
2024	1,133,016	—	—	153,822	1,286,838
2023	1,518,811	—	(220,000)	449,262	1,748,073
2022	1,372,710	—	—	80,623	1,453,333
a)
Reflects the amounts reported in the Share Awards and Option Awards columns of the Summary Compensation Table in the relevant years.
b)
The pay versus performance equity adjustments reflect the aggregated sum of the following values for the respective years:

Year	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years That Vested in the Covered Year ($)	Total Pay Versus Performance Equity Adjustments ($)
2024	173,392	(8,158)	(11,412)	153,822
2023	435,502	—	13,760	449,262
2022	—	—	80,623	80,623

(3) Measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes. RSUs are valued based on the closing share price on the applicable vesting date(s). Share options are valued using a Black-Scholes model as at the relevant measurement dates.

(4) Reflects compensation our non-PEO NEOs, Dr. Sailaja Puttagunta and Ms. Judith M. Matthews, in 2022, 2023 and 2024, including compensation paid to Dr. Puttagunta as a consultant following her resignation in May 2024. The dollar amounts reported in column (d) represent the average of the compensation reported for the non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation Table.

(5) Average “compensation actually paid” for the non-PEO NEOs has been calculated in accordance with Item 402(v)(2) of Regulation S-K. The Compensation Actually Paid Schedule shown below sets forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at the average “compensation actually paid” to our non-PEO NEOs.

Year	Summary Compensation Table Total ($)	Deductions for Reported Grant Date Fair Value of Share Awards ($) (a)	Deductions for Reported Grant Date Fair Value of Option Awards ($) (a)	Additions for Pay Versus Performance Equity Adjustments ($) (b)	Compensation Actually Paid ($)
2024	508,816	—	—	55,934	564,750
2023	917,300	—	(70,000)	164,221	1,011,521
2022	767,356	—	—	(35,159)	732,197
a)
Reflects the average amounts reported in the Share Awards and Option Awards columns of the Summary Compensation Table in the relevant years.
b)
The pay versus performance equity adjustments reflect the aggregated sum of the following values for the respective years:

Year	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years That Vested in the Covered Year ($)	Total Pay Versus Performance Equity Adjustments ($)
2024	63,051	(2,967)	(4,150)	55,934
2023	138,569	—	25,652	164,221
2022	—	—	- 35,159	(35,159)

(6) The cumulative total shareholder return amounts reported are calculated by dividing the difference between the Company’s share price at the end of the applicable measurement period and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The Company did not pay any dividends during the measurement periods.

(7) The dollar amounts are the Company’s net loss amounts reflected in the Company’s audited financial statements for the applicable year.

The following graph visually describes the relationship between “compensation actually paid” to our PEO and the average “compensation actually paid” to our other non-PEO NEOs, to the cumulative total shareholder return of the Company.

Compensation Actually Paid Versus Total Shareholder Return
Compensation Actually Paid (in millions)
$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$250
$200
$150
$100
$50
$0
Total Shareholder Return
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Total Shareholder Return

The following graph visually describes the relationship between “compensation actually paid” to our PEO and the average “compensation actually paid” to our other non-PEO NEOs, to net income (loss).

Compensation Actually Paid Versus Net Income (loss)
Compensation Actually Paid (in millions)
$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
Net Income (loss) (in thousands)
0
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
(30,000)
(35,000)
(40,000)
(45,000)
(50,000)
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Net Income (loss)

Director Compensation

The following table shows the total compensation paid or accrued by us and our subsidiaries during the year ended December 31, 2024, to each of our current non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors. Mr. Fishman, our chief executive officer, receives no compensation for his service as a director. The compensation earned by Dr. Fishman during 2024 is included in the “Summary Compensation Table” above.

Name	Fees Earned or Paid in Cash ($)	Share Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Michael Dunne, M.D.	75,000 (4)	—	—	60,000 (3)	135,000
Beth P. Hecht	88,500 (4)	—	—	—	88,500
Ronald M. Hunt	130,000 (4)	—	—	—	130,000
David G. Kelly	94,000 (4)	—	—	—	94,000

(1) No outstanding RSUs were held by our non-employee directors as of December 31, 2024.

(2) No share options were granted to our non-employee directors in 2024. The aggregate number of shares subject to outstanding share options units held by each of our non-employee directors as of December 31, 2024 were as follows: Dr. Dunne 13,742; Ms. Hecht 0; Mr. Hunt: 43,886; and Mr. Kelly: 51,850

(3) Represents consulting fees of $60,000 incurred in connection with Dr. Dunne's consulting arrangement.

(4) Includes (i) annual cash retainer(s) for services on the board of directors and committee(s) of the board of directors (as relevant) and/or as chairperson of the board of directors or a committee of the board of directors (as relevant); and (ii) $40,000 paid to non-employee directors in lieu of annual equity awards to be made at the 2024 annual general meeting of shareholders.

In May 2023 the board of directors resolved to suspend annual equity awards due to be granted to non-employee directors pursuant to our Amended and Restated Non-Employee Director Compensation Policy and that further grants of awards pursuant to that policy will be made by way of cash compensation in lieu of an equity award grant, at the discretion of the board of directors. In lieu of the annual equity award to be made at the 2024 annual general meeting of shareholders, a cash amount of $40,000 was paid to the non-employee directors.

Consulting Agreement - Michael Dunne, M.D.

During 2024, we compensated Michael Dunne, M.D., our former chief scientific officer and current member of our board of directors, pursuant to a consulting agreement entered into with our subsidiary, ITIL, dated May 25, 2022, (the "2022 Consulting Agreement"), effective May 1, 2022. The 2022 Consulting Agreement entitles Dr. Dunne to consulting fees of $5,000 per month for the provision of general support and strategic advice in connection with the potential resubmission of the NDA for oral sulopenem including the design and conduct of a Phase 3 clinical trial to support such resubmission. The 2022 Consulting Agreement was amended, effective December 31, 2022, to extend the term of the 2022 Consulting Agreement by six months, or until June 30, 2023. It was further amended on June 15, 2023 to extend the term by six months, or until December 31, 2023, on December 27, 2023 to extend the term until June 30, 2024, on August 9, 2024, with an effective date of June 30, 2024, to extend the term until December 31, 2024, on December 5, 2024 to extend the term until June 30, 2025 and on July 1, 2025 to extend the term until December 31, 2025.An aggregate of $60,000 was expensed for services provided by Dr. Dunne in 2024 pursuant to the 2022 Consulting Agreement, as amended.

Non-Employee Director Compensation Policy

Under our Amended and Restated Non-Employee Director Compensation Policy each non-employee director is eligible to receive compensation for his or her service consisting of annual cash retainers, each paid in four equal quarterly installments and equity awards. Each director receives an annual base cash retainer of $35,000 for such service. The non-executive chairperson of our board of directors receives an additional annual base cash retainer of $27,500 for such service.

The policy also provides that we compensate the members of our board of directors for service on our committees as follows:

•
The chairperson of our audit committee receives an annual cash retainer of $15,000 for such service and each of the other members of the audit committee receives an annual cash retainer of $7,500.
•
The chairperson of our compensation committee receives an annual cash retainer of $12,000 for such service and each of the other members of the compensation committee receives an annual cash retainer of $6,000.
•
The chairperson of our nominating and corporate governance committee receives an annual cash retainer of $8,000 for such service and each of the other members of the nominating and corporate governance committee receives an annual cash retainer of $4,000.
•
Directors may elect to receive share options or RSUs, or a mixture of both in lieu of his/her cash retainer on the date on which such retainer would otherwise have been paid in cash on the terms and subject to the conditions set forth below with respect to director equity awards, provided that any such election is made no later than December 31 of the calendar year prior to the year that the compensation is earned; and provided further that each such share option and restricted share unit award will vest in full upon the first anniversary of the vesting commencement date, with the vesting commencement date being the first day of each calendar quarter for which such cash retainer is earned, or the date of election to the board in the case of a newly appointed director.

The policy further provides for the grant of annual equity awards as follows:

•
Each director will receive annual equity awards with a fixed value of $110,000.
•
The equity awards will be granted as a mix of share options and RSUs, at such director’s discretion. Each director must determine their mix of equity awards no later than 30 days prior to the applicable grant date.
•
All equity awards will vest on the one-year anniversary of the grant date.
•
The value of a share option to be granted under this policy will be determined using the same method we use to calculate the grant-date fair value of share options in our financial statements, except that no provision will be made for estimated forfeitures related to service-based vesting. The actual number of shares to be granted under a restricted share unit award under this policy will be determined by dividing the grant date value by a 30-day volume weighted average trading price (ending on the trading day immediately preceding the grant date).

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending our board of director and committee meetings.

In May 2023 the board of directors resolved to suspend annual equity awards due to be granted to non-employee directors pursuant to our Amended and Restated Non-Employee Director Compensation Policy and any further grants of awards pursuant to that policy to be made in lieu of cash compensation. In lieu of the annual equity award to be made at the 2023 and 2024 annual general meetings of shareholders, a cash amount of $40,000 to the non-employee directors was paid.

Clawback Policy

In October 2023, our board of directors adopted a written Compensation Recovery Policy (the “Clawback Policy”) addressing the recovery of incentive-based compensation from current or former covered officers to ensure compliance with the requirements of Nasdaq Listing Rule 5608, which implements Rule 10D-1 under the Exchange Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws, the Company will recover any erroneously awarded incentive-based compensation from current or former officers subject to reporting under Section 16 of the Exchange Act that was received within the applicable recovery period. The Compensation Committee of the board of directors has the discretion to make all decisions under this policy. The Company did not have an accounting restatement in 2024.

Anti-Hedging and Anti-Pledging Policies

We prohibit our directors, officers, and employees from engaging in the following transactions with respect to securities of the Company:

•
short sales;
•
transactions in put or call options;
•
hedging transactions;
•
margin accounts;
•
pledges; or
•
other inherently speculative transactions.

Policies and Practices Related to the Grant of Equity Awards

We grant equity awards, including incentive share options (“ISOs”), nonstatutory share options (“NSOs”) and RSUs, among other forms of awards, to our employees from time to time as part of an individual employee's compensation or for retention purposes. We may also grant equity awards to individuals upon hire. Our Amended and Restated Non-Employee Director Compensation Policy provides for the grant of an annual equity award to directors at our annual general meeting of shareholders. During the last fiscal year, neither the board of directors nor the compensation committee took material nonpublic information into account when determining the timing or terms of equity awards, nor did we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Neither the board of directors nor the compensation committee approved the grant of any equity awards to employees or consultants during the last fiscal year. In May 2023 the board of directors resolved to suspend annual equity awards due to be granted to non-employee directors pursuant to our Amended and Restated Non-Employee Director Compensation Policy including any grants which would be otherwise made at the annual general meeting of shareholders in 2024.

Insider Trading and Trading Window Policy

We have adopted an Insider Trading and Trading Window Policy governing the purchase, sale, and other dispositions of our securities by directors, officers and employees, as well as us. We believe the Insider Trading and Trading Window Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our Insider Trading and Trading Window Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Risk Considerations in Our Compensation Program

Our compensation committee has reviewed and evaluated the philosophy and standards on which our compensation plans have been developed and implemented across our Company. It is our belief that our compensation programs do not encourage inappropriate actions or risk taking by our executive officers. We do not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on our Company. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage management to assume excessive risks.

equity compensation plans and other benefit plans

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2024. As of December 31, 2024, we had two equity compensation plans, the 2018 Plan, and the 2015 Plan, each of which were approved by our shareholders. In addition, from time to time, the compensation committee grants inducement equity awards to individuals as an inducement material to the individual’s entry into employment with us within the meaning of Nasdaq Listing Rules, pursuant to our 2021 Inducement Plan that was adopted by our board of directors without shareholder approval.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining for future issuance under equity compensation plan (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	836,887	$2.37	192,890
Equity compensation plans not approved by shareholders	4,833 (1)	2.08	314,766
Total	841,720	2.37	507,656

(1) Represents share option awards granted as an inducement material to the acceptance of employment with the Company by certain newly hired employees in accordance with Nasdaq Listing Rule 5635(c)(4) under our 2021 Inducement Plan.

2021 Inducement Equity Incentive Plan (2021 Inducement Plan)

On November 24, 2021, our board of directors adopted without shareholder approval the 2021 Inducement Plan and, subject to the adjustment provisions of the 2021 Inducement Plan, reserved 333,333 ordinary shares for issuance pursuant to equity awards granted under the 2021 Inducement Plan. In accordance with Nasdaq Listing Rule 5635(c)(4), awards under the 2021 Inducement Plan may only be made to individuals who were not previously employees or nonemployee directors of the Company (or following such individuals’ bona fide period of non-employment with the Company), as an inducement material to the individuals’ entry into employment with the Company. The 2021 Inducement Plan provides for the grant of NSOs, share appreciation rights ("SARs"), restricted share awards ("RSAs"), RSUs, performance-based share awards, and other share awards.

As of December 31, 2024, share options to purchase 4,833 ordinary shares were outstanding under our 2021 Inducement Plan, with a weighted-average exercise price of $2.08 per share. No other forms of awards were outstanding under the 2021 Inducement Plan as of December 31, 2024.

2018 Equity Incentive Plan (2018 Plan)

Our board of directors adopted our 2018 Plan in March 2018 and our shareholders approved the 2018 Plan in May 2018, and the Plan was most recently amended and restated in June 2020 and further amended in June 2021. Our 2018 Plan authorizes the award of incentive share options that may qualify for favorable tax treatment under U.S. tax laws to their recipients under Section 422 of the Code, or ISOs, NSOs, SARs, RSAs, RSUs, performance-based share awards, and other share awards, which are collectively referred to as awards. We may grant awards under the 2018 Plan to our employees, including our officers, and employees of our affiliates. A separate sub-plan to the 2018 Plan has been established for the purpose of granting awards to our non-employee directors and consultants and non-employee directors and consultants of our affiliates, which we refer to as the Sub-Plan. The provisions of the 2018 Plan apply in their entirety to any awards made under the Sub-Plan save for certain amendments set out in the Sub-Plan required in the context of awards to our non-employee directors and consultants and non-employee directors and consultants of our affiliates, rather than employees, including references to eligible participants under the Sub-Plan.

As of December 31, 2024, share options to purchase 829,574 ordinary shares were outstanding under our 2018 Plan, with a weighted-average exercise price of $1.95 per share.

Our 2018 Plan is administered by our board of directors or a duly authorized committee or subcommittee of our board of directors. Our board of directors has authorized our compensation committee to administer certain aspects of the 2018 Plan. For purposes of this summary, where appropriate in the relevant context, the term “board of directors” may include the compensation committee or any other committee to whom the board of directors delegates authority, as indicated in the 2018 Plan. Our board of directors may also delegate to one or more of our officers the authority to designate employees (other than officers) to receive specified awards under the 2018 Plan and determine the number of shares subject to such awards.

Our board of directors has the authority to construe and interpret our 2018 Plan, grant and amend awards, determine the terms of such awards and make all other determinations necessary or advisable for the administration of the plan, including, but not limited to, repricing share options or SARs without prior shareholder approval. All determinations, interpretations and constructions made by the board of directors in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

Awards granted under our 2018 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution or as otherwise determined by our compensation committee or under the terms of our 2018 Plan or an applicable award agreement.

Our 2018 Plan provides that in the event of certain specified significant corporate transactions, each outstanding award will be treated as determined by our board of directors unless otherwise provided in an award agreement or other written agreement between us and the award holder. The board of directors may take one of the following actions with respect to such awards:

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arrange for the assumption, continuation or substitution of an award by the surviving or acquiring corporation (or its parent company);
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arrange for the assignment of any reacquisition or repurchase rights held by us in respect of ordinary shares issued under an award to a surviving or acquiring corporation (or its parent company);
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accelerate the vesting, in whole or in part, of the award and, if applicable, the time at which the award may be exercised, and provide for its termination prior to the transaction if it is not exercised at or prior to the closing of the transaction;
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arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;
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cancel or arrange for the cancellation of the award, to the extent not vested or not exercised prior to the closing of the transaction, in exchange for a cash payment or no payment, as determined by our board of directors; and
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cancel or arrange for the cancellation of the award to the extent not exercised prior to the closing of the transaction, in exchange for a payment, in the form determined by our board of directors, equal to the excess, if any, of (A) the per share amount payable to holders of our ordinary shares in the transaction over (B) any exercise price payable by the participant in connection with the award, multiplied by the number of vested shares subject to the award.

A corporate transaction generally will be deemed to occur in the event of: (i) a sale of all or substantially all of our assets, (ii) the sale or disposition of at least 50% of our outstanding securities, (iii) the consummation of a merger or consolidation where we do not survive the transaction or (iv) the consummation of a merger or consolidation where we do survive the transaction but our ordinary shares outstanding prior to such transaction are converted or exchanged into other property by virtue of the transaction. In addition, any one or more of the above events may be effected pursuant to (x) a takeover under Irish Takeover Rules; (y) a compromise or arrangement under Chapter 1 of Part 9 of the Companies Act 2014 of the Republic of Ireland (the “2014 Act”) or (z) Chapter 2 of Part 9 of the 2014 Act.

The board of directors need not take the same action or actions with respect to all awards or portions of awards or with respect to all participants. The board of directors may take different actions with respect to the vested and unvested portions of an award.

Notwithstanding the foregoing, if during the period beginning on the date that is 30 days prior to and ending on the date that is 12 months following the consummation of a corporate transaction that also qualifies as a “change in control” (as defined below), if a participant’s services to the Company (or its successor in the change in control) are involuntarily terminated without “cause” (as defined below) or a participant resigns service to the Company (or its successor in the change in control) in all capacities for “good reason” (as defined below), and, in either case other than as a result of the participant’s death or disability, then as of the date of the participant’s termination of service, the vesting and exercisability of any then-unvested award held by a participant will be accelerated in full.

A “change in control” for purposes of the 2018 Plan is defined, in summary, as (i) the acquisition by a person or a group of more than 50% of our outstanding shares other than by virtue of a merger or consolidation; (ii) our involvement in a merger, consolidation, or similar transaction, unless our shareholders prior to such event continue to own, in substantially the same proportions as before the transaction, more than 50% of the entity surviving such event; our shareholders or our board approves a plan of liquidation or dissolution or our complete dissolution or liquidation otherwise occurs; (iii) a sale or other disposition of all or substantially all of our assets (other than a sale to an entity more than 50% of which is owned by our shareholders in substantially the same proportions as their ownership of us immediately prior to such transaction); or (iv) a change, without approval by our board of directors, of a majority of our board of directors. In addition, any one or more of the above events may be effected pursuant to (x) a compromise or arrangement sanctioned by the Irish courts under Section 450 of the 2014 Act, (y) a scheme, contract or offer which has become binding on all shareholders pursuant to Section 609 of the 2014 Act, or (z) a bid pursuant to Regulation 23 or 24 of the European Communities (Takeover Bids (Directive 2004/25/EC)) Regulations 2006.

“Cause” as used in the 2018 Plan has the meaning ascribed to such term in any written agreement between the participant and us defining such term but, in the absence of such a definition, means, in summary (i) the participant’s commission of a felony or crime involving fraud, dishonesty or moral turpitude; (ii) the participant’s attempted commission of, or participation in, a fraud or act of dishonesty against us or an affiliate of ours; (iii) the participant’s intentional, material violation of any contract or agreement between the participant and us or an affiliate of ours, of any statutory duty owed to us or an affiliate of ours; (iv) the participant’s unauthorized use or disclosure of our (or an affiliate’s) confidential information or trade secrets; or (v) the participant’s gross misconduct. In addition, “good reason” as used in the 2018 Plan has the meaning ascribed to such term in any written agreement between the participant and us defining such term but, in the absence of such a definition, means, in summary, any of the following actions taken without the participant’s consent: (i) a material reduction of the participant’s base compensation, other than a reduction that applies generally to all executives; (ii) a material reduction in the participant’s authority, duties and responsibilities; (iii) failure or refusal of a successor of ours to materially assume our obligations under the participant’s offer letter and/or employment agreement, if applicable, in the event of a change in control; or (iv) a relocation of the participant’s principal place of employment that results in an increase in the participant’s one-way driving distance by more than 50 miles from the participant’s then current principal residence. In addition, in order to resign for “good reason” a participant must provide written notice of the event giving rise to “good reason” to us within 90 days after the condition arises, allow us at least 30 days to cure such provision, and if we fail to cure the condition, resign from all positions not later than 90 days after the end of such cure period.

Our board of directors has the authority to amend, suspend, or terminate our 2018 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our shareholders. No awards may be granted under our 2018 Plan while it is suspended or after it is terminated.

2015 Equity Incentive Plan (2015 Plan)

Our board of directors adopted, and our shareholders approved our 2015 Plan in November 2015. The 2015 Plan was amended most recently in May 2017. The 2015 Plan provided for the grant of ISOs, NSOs, RSAs, RSUs, SARs, and other share awards to our employees, directors and consultants.

Since the 2018 Plan became effective, we no longer grant awards under the 2015 Plan. However, any outstanding awards granted under the 2015 Plan remain outstanding, subject to the terms of the 2015 Plan and the applicable award agreements, until such outstanding share options are exercised or until they terminate or expire by their terms.

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Authorized Shares. As of December 31, 2024, share options to purchase 7,313 ordinary shares were outstanding under our 2015 Plan, with a weighted-average exercise price of $49.70 per share. No other forms of awards were outstanding under the 2015 Plan as of December 31, 2024.
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Plan Administration. Our 2015 Plan may be administered by our board of directors or another duly authorized committee. Our 2015 Plan is currently administered by our compensation committee. Our board of directors or another duly authorized committee has the authority to construe and interpret our 2015 Plan, amend the plan and outstanding awards and make all other determinations necessary or advisable for the administration of the plan, including, but not limited to, repricing share options or SARs without prior shareholder approval.
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Corporate Transactions. Our 2015 Plan provides that in the event of a corporate transaction, each outstanding award will be treated as determined by our board of directors unless otherwise provided in an award agreement or other written agreement between us and the award holder. The board of directors may generally take the same actions as summarized above in connection with awards under the 2018 Plan, and the definition of a corporate transaction under the 2015 Plan is substantially the same as such defined term in the 2018 Plan.
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Transferability. Awards granted under our 2015 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution or as otherwise determined by our compensation committee or under the terms of our 2015 Plan or an applicable award agreement.
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Plan Amendment or Termination. Our board of directors or another duly authorized committee has the authority to amend, suspend, or terminate our 2015 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our shareholders.

Health and Welfare Benefits

All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, and vision insurance plans, in each case on the same basis as all of our other full-time employees.

401(k) Plan

We maintain a defined contribution retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax basis, up to the statutorily prescribed annual limits on contributions under the Code. Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Employees are immediately and fully vested in their contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. The Company historically made discretionary contributions to the 401(k) Plan for the benefit of certain employees excluding executive officers.

Limitation on Liability and Indemnification of Directors and Officers

Our Articles of Association, and indemnification agreements with our board of directors and executive officers provide for indemnification for our directors and officers.

Rule 10b5-1 Sales Plans

Our directors and officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell ordinary shares on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer generally may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may generally buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.

report of THE audit committee

In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2024, the audit committee took the following actions:

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reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and KPMG, our independent registered public accounting firm;
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discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) in accordance with Auditing Standard No. 1301, Communications with Audit Committees, and the SEC;
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received the written disclosures and the letter from KPMG regarding its independence as required by applicable requirements of the PCAOB regarding KPMG’s communications with the audit committee and has discussed with KPMG their independence; and
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considered the status of other areas of oversight relating to the financial reporting and audit process that the audit committee determined appropriate.

Based on the foregoing, the audit committee recommended to the board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Audit Committee

David G. Kelly (Chairman)

Beth P. Hecht

Joseph J. Whalen

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and holders of more than ten percent of our ordinary shares, to file with the SEC initial reports of ownership of our ordinary shares and other equity securities and reports of changes in ownership of our ordinary shares and other equity securities. Such executive officers, directors and holders of more than ten percent of our ordinary shares are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations regarding the filing of required reports, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than ten percent of our ordinary shares, with respect to fiscal year ended December 31, 2024, were met except for three reports on Form 4 for Mr. Fishman, Mr. Hunt and Dr. Dunne, each of which were filed two days late on August 12, 2024, and in each case disclosing the director’s exercise of subscription rights to acquire ordinary shares of the Company and warrants to purchase ordinary shares on August 6, 2024 as part of the 2024 Rights Offering which closed on August 9, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions since January 1, 2023, to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or holders of more than 5% of our share capital, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We refer to such transactions as “related party transactions” and such persons as “related parties.” With the approval of our board of directors, we have engaged in the related party transactions described below. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.

Participation in Rights Offering

On August 9, 2024, we completed a rights offering (the "2024 Rights Offering") in which holders validly subscribed for 6,121,965 units ("Units") at a subscription price of $1.21 per whole Unit, consisting of (a) one ordinary share, (b) a warrant to purchase 0.50 ordinary shares, at an exercise price of $1.21 per whole ordinary share from the date of issuance through its expiration one year from the date of issuance and (c) a warrant to purchase one ordinary share, at an exercise price of $1.21 per whole ordinary share from the date of issuance through its expiration five years from the date of issuance . Certain of our directors and affiliates of our directors participated in the 2024 Rights Offering. The table below sets forth the aggregate number of Units purchased by our directors or an affiliate of a director, in connection with the 2024 Rights Offering:

Name	Units	Aggregate Purchase Price ($)
Corey N. Fishman	82,613	99,961.73
Michael W. Dunne	106,247	128,558.87
New Leaf Ventures III, L.P.	182,453	220,768.13
New Leaf Biopharma Opportunities II, L.P.	65,481	79,232.01
Total	436,794	528,520.74

2020 Investor Rights Agreement

In January 2020 we entered into an investor rights agreement (the "2020 Investor Rights Agreement") by and among, Iterum Therapeutics Bermuda Limited ("Iterum Bermuda"), us, ITIL, ITUS and Iterum Therapeutics US Holding Limited, as guarantors (the "Guarantors") and a limited number of accredited investors (the "Private Placement Investors") (including certain of our directors and holders of more than 5% of our share capital, or an affiliate or immediate family member thereof) pursuant to which Iterum Bermuda and the Guarantors agreed to file a registration statement covering (a) in the case of a registration statement on Form S-1, the resale of 6.500% Exchangeable Senior Subordinated Notes due 2025, fully and unconditionally guaranteed on an unsecured senior subordinated basis by the Guarantors, in the original principal amount of $1,000.00 (the "Exchangeable Notes"), the ordinary shares issuable in connection with the exchange of the Exchangeable Notes (the "Exchange Shares") and the Limited Recourse Royalty-Linked Subordinated Notes, fully and unconditionally guaranteed on an unsecured senior subordinated basis by the Guarantors (the "Royalty-Linked Notes") or (b) in the case of a registration statement on Form S-3, the Exchange Shares (the securities in (a) and (b) together, the "Registrable Securities"). Under the 2020 Investor Rights Agreement, we agreed to file an initial registration statement covering the resale by the Private Placement Investors of their Registrable Securities, which registration statement on Form S-1 was filed in September 2020 and declared effective on October 6, 2020. If the registration statement covering the Registrable Securities ceases to be effective for resales of Registrable Securities for more than 60 consecutive days or for more than 120 days in any 12-month period, then, subject to the terms of the 2020 Investor Rights Agreement, additional interest will accrue on the Exchangeable Notes and the Royalty-Linked Notes. On January 31, 2025, the Exchangeable Notes matured and Iterum Bermuda repaid to the holders thereof an aggregate principal amount of $11.1 million together with accrued interest of $3.6 million.

2017 Investor Rights Agreement

In May 2017, we entered into an amended and restated investor rights agreement with holders of our preferred shares and ordinary shares, including certain holders of more than 5% of our share capital, our executive officers, certain of our directors, and entities affiliated with certain of our directors (the "2017 Investor Rights Agreement"). Since the closing of our initial public offering, those holders are entitled to certain registration rights, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing. The 2017 Investor Rights Agreement also gave the shareholders that are parties thereto the right to participate in new issuances of equity securities by us, subject to certain exceptions. This right to participate in new issuances of equity securities terminated by its terms upon the completion of our initial public offering in May 2018.

Arrangements with Executive Officers and Directors

For a description of the compensation arrangements that we have with our executive officers and directors, see “Executive Officer and Director Compensation - Employment Agreements with Executive Officers” and “Executive Officer and Director Compensation - Non-Employee Director Compensation Policy.”

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. In addition, our subsidiary, ITUS, has entered into an indemnification agreement with each of our directors and executive officers. These agreements, among other things, require us to indemnify an indemnitee to the fullest extent permitted by applicable law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the indemnitee in any action or proceeding, including any action or proceeding by us or in our right, arising out of the person’s services as a director or executive officer. We also maintain a directors and officers liability insurance policy which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

Consulting Agreement - Michael W. Dunne, M.D.

Michael W. Dunne, M.D. served as our Chief Scientific Officer until he resigned in December 2020. Following Dr. Dunne’s resignation in December 2020, in February 2021, our subsidiary, ITIL, entered into a consulting agreement (the "2021 Consulting Agreement") with Dr. Dunne for the provision of general support and strategic advice in connection with our NDA to the U.S. Food and Drug Administration ("FDA") for oral sulopenem for the treatment of uUTI in adult women. The commencement date for the purposes of the provision of the services pursuant to the 2021 Consulting Agreement was December 22, 2020, and the term was to end on September 30, 2021, unless extended by mutual agreement of the parties or terminated in accordance with the terms of the 2021 Consulting Agreement. Either party could terminate the 2021 Consulting Agreement with two months’ notice in writing to the other party. ITIL was to pay Dr. Dunne $16,900 per month pursuant to the 2021 Consulting Agreement and Dr. Dunne was also entitled to payments in an aggregate amount of up to $220,000 on the achievement of milestones set out in the 2021 Consulting Agreement, for so long as he continued to provide services thereunder on the occurrence of such milestones. The 2021 Consulting Agreement was amended, effective September 30, 2021, to extend the term of the 2021 Consulting Agreement by three months, or until December 31, 2021. It was further amended, effective as of December 31, 2021, to extend the term by an additional three months, or until March 31, 2022, and to reduce the monthly service fee payable thereunder to $10,000 per month. The 2021 Consulting Agreement terminated on March 31, 2022. On May 25, 2022, ITIL entered into a Consulting Agreement with Dr. Dunne, effective May 1, 2022 (the "Dunne Consulting Agreement"), for the provision of general support and strategic advice in connection with the potential resubmission of the NDA for oral sulopenem including the design and conduct of a Phase 3 clinical trial to support such resubmission. The Dunne Consulting Agreement entitles Dr. Dunne to consulting fees of $5,000 per month. The Dunne Consulting Agreement was amended, effective December 31, 2022, to extend the term of the Dunne Consulting Agreement by six months, or until June 30, 2023. It was further amended on June 15, 2023 to extend the term by six months, or until December 31, 2023, on December 27, 2023 to extend the term until June 30, 2024, on August 9, 2024, with an effective date of June 30, 2024, to extend the term until December 31, 2024, on December 5, 2024 to extend the term until June 30, 2025 and on July 1, 2025 to extend the term until December 31, 2025. An aggregate of $60,000 was expensed for services provided by Dr. Dunne in 2024 pursuant to the Dunne Consulting Agreement, as amended. As of July 1, 2025, an aggregate of $31,804 was expensed for services provided by Dr. Dunne to date in 2025 pursuant to the Dunne Consulting Agreement.

Consulting Agreement - Sailaja Puttagunta, M.D.

For a description of the consulting arrangement that we have with Dr. Puttagunta, see “Executive Compensation - Narrative Disclosure to Executive Officer Summary Compensation Table.” As of July 1, 2025, an aggregate of $19,200 was expensed for services provided by Dr. Puttagunta to date in 2025 pursuant to the Puttagunta Consulting Agreement.

Related Party Transaction Policy

We have adopted a formal written policy that our executive officers, directors, key employees, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related-party transaction with us without the prior consent of our audit committee, or other independent body of our board of directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal shareholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, is required to first be presented to our audit committee for review, consideration, and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Some of the transactions described in this section were entered into prior to the adoption of this policy. Although we did not have a written policy for the review and approval of transactions with related persons prior to May 2018, our board of directors has historically reviewed and approved any transaction where a director or officer had a financial interest, including the relevant transactions described above. Prior to approving such a transaction, the material facts as to a director’s or officer’s relationship or interest in the agreement or transaction were disclosed to our board of directors. Our board of directors took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all our shareholders.

MATTERS TO COME BEFORE THE ANNUAL GENERAL MEETING

PROPOSAL NO. 1: ELECTION OF CLASS I DIRECTOR

Based upon the recommendation of the nominating and corporate governance committee of our board of directors, our board of directors has nominated David Kelly for re-election at the AGM as a Class I director for a term of three years to serve until the 2028 annual general meeting of shareholders, subject to such nominee’s prior death, resignation, retirement, disqualification or removal.

Unless otherwise instructed in the proxy, all proxies will be voted “FOR” the election of Mr. Kelly. Mr. Kelly has indicated his willingness to serve on our board of directors, if elected. If Mr. Kelly should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our board of directors. We do not contemplate that Mr. Kelly will be unable to serve if elected. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

In order to be elected as a director, Mr. Kelly must receive the affirmative vote of a majority of the votes cast at the AGM.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DAVID KELLY AS A CLASS I DIRECTOR.

PROPOSAL NO. 2: TO RATIFY, IN A NON-BINDING VOTE, THE APPOINTMENT OF KPMG TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025 AND TO AUTHORIZE THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S REMUNERATION.

The audit committee has appointed KPMG as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2025. KPMG has served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Shareholder approval is not required to re-appoint KPMG as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of KPMG to the shareholders for ratification is good corporate governance. If the shareholders do not ratify this appointment, the audit committee will reconsider whether to retain KPMG. If the selection of KPMG is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our company and our shareholders.

Representatives of KPMG are expected to be present in person or telephonically at the AGM and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from shareholders.

In deciding to appoint KPMG, the audit committee reviewed auditor independence issues and existing commercial relationships with KPMG and concluded that KPMG has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2025.

The following table presents fees for professional audit services and other services rendered by KPMG to us for the fiscal years ended December 31, 2024 and 2023:

	December 31, 2024	December 31, 2023
Audit fees (1)	$297,610	$258,000
Audit related fees (2)	—	—
Tax fees (3)	65,934	64,762
All other fees	—	—
	$363,544	$322,762

(1) “Audit Fees” consist of fees for professional services performed by KPMG for the audit of our annual financial statements, the review of interim financial statements, and related services that are normally provided in connection with registration statements on Form S-3.

(2) “Audit-related fees” consist of fees billed by an independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

(3) “Tax fees” consist of fees for professional services, including tax consulting and compliance performed by KPMG in Ireland and the US.

All of these services were pre-approved by the audit committee in accordance with the “Policy on Audit Committee Pre-Approval of Services” described below. No work carried out in connection with the audit of our financial statements was performed by persons other than KPMG’s full time, permanent employees.

Policy on Audit Committee Pre-Approval of Services

Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee reviews and pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

Our board of directors is seeking shareholder ratification of the appointment by the audit committee of KPMG to serve as our independent registered public accounting firm and the authorization of the board of directors, acting through the audit committee, to set the auditor’s remuneration. If this proposal is not approved at the AGM, our audit committee may reconsider this selection.

The affirmative vote of a majority of the votes cast at the AGM is required for this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025 AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET THE AUDITOR’S REMUNERATION.

PROPOSAL NO. 3: TO VOTE ON AN ADVISORY, NON-BINDING, resolution to approve THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) which added Section 14A to the Exchange Act. At our 2024 annual general meeting of shareholders, our shareholders approved, on an advisory basis, an annual advisory vote on the compensation of our named executive officers. In accordance with the results of this vote, the board of directors determined to implement an advisory vote on the compensation of our named executive officers every year.

Our executive compensation programs are designed to attract, motivate and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our short-term and longer-term financial and strategic goals.

The section of this proxy statement titled “Executive and Director Compensation” beginning on page 12 including “Compensation Discussion and Analysis,” describes in detail our executive compensation programs and the decisions made by our compensation committee and board of directors with respect to the year ended December 31, 2024. Highlights of our executive compensation program include the following:

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Competitive, market-based salaries, with annual adjustments;
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Cash bonuses, payable at the discretion of board and assessed on individual and company performance on an annual basis; and
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Equity awards to incentivize long-term value creation.

As we describe in greater detail in the “Executive Officer and Director Compensation” section of this proxy statement, our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and seeks to align the interests of our executive officers with our shareholders. The board of directors believes this link between compensation and the achievement of our short-term and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Our board of directors is asking shareholders to approve a non-binding advisory vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.”

As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by us or our board of directors (or any committee thereof), create or imply any change to our fiduciary duties or those of our board of directors (or any committee thereof), or create or imply any additional fiduciary duties for us or our board of directors (or any committee thereof). However, our compensation committee and board value the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS BY VOTING FOR PROPOSAL NO. 3.

PROPOSAL NO. 4: AUTHORIZED SHARE CAPITAL INCREASE

Overview

Under Irish law, an Irish public limited company must have a maximum authorized share capital. Shareholder approval is required to increase the authorized share capital of an Irish public limited company. Under our current Constitution, pursuant to the resolutions passed at our 2023 annual general meeting of shareholders held on May 3, 2023, our authorized share capital is $1,800,000, divided into 80,000,000 ordinary shares and 100,000,000 preferred shares, nominal value $0.01 per share ("preferred shares").

As of June 30, 2025, the board of directors had reserved 760,904 shares for issuance upon exercise of outstanding options and for RSUs granted under our equity compensation plans, 588,470 ordinary shares that may be issued pursuant to future grants or rights under our equity compensation plans, and up to 8,138,498 ordinary shares that may be issued upon exercise of warrants outstanding as of such date. As of June 30, 2025, we currently only have approximately 28,380,798 ordinary shares which are unissued, unreserved, or unallocated and therefore available for future use (i.e., not already outstanding or reserved for future issuance under our warrants, options, RSUs, equity plans, or otherwise allocated for other purposes). As a result of the foregoing, we are limited in our ability to issue new ordinary shares including in connection with any potential future capital raise or for other corporate uses.

In order to enable the Company to have sufficient authorized, but unissued or unreserved share capital available to enable future flexibility with respect to share issuances, we are seeking approval at this AGM to increase our authorized share capital from $1,800,000 to $2,600,000 by the creation of an additional 80,000,000 ordinary shares.

The authorized share capital increase proposal (Proposal No. 4) is fundamental to our business and capital management because the Company needs to maintain a greater reserve of authorized but unissued ordinary shares to potentially raise capital and for general corporate purposes. Our board of directors believes that it is in the best interests of the Company and our shareholders to increase the number of authorized ordinary shares in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued ordinary shares would enable us, without the expense and delay of seeking shareholder approval, to issue shares from time to time as may be required for proper business purposes. In addition, having reviewed the authorized share capital increases approved by the shareholders of a peer group of forty-one (41) companies during 2024 and 2025, our management believes that the authorized share capital increase being proposed in Proposal No. 4 is a reasonable amount as it ranks within the 50th percentile when compared against those other companies in terms of the percentage increase of existing authorized share capital, being a 100% increase to the existing authorized share capital of the Company.

We currently have no specific plans, arrangements or understandings to issue the additional ordinary shares that would be authorized if this Proposal No. 4 is approved by our shareholders, but the additional shares could be used for various purposes with or without further shareholder approval, including, for example: raising capital, including potential financing that we could determine to pursue in the near-term; to fund our ongoing business activities including the commercialization of ORLYNVAH™; establishing strategic relationships with other companies; expanding our business or product pipeline through the acquisition of other businesses or products; providing equity incentives to employees, officers or directors through our equity incentive plan or in the form of inducement grants; compensation of vendors and other service providers; the issuance of ordinary shares in connection with any transaction that may result from our ongoing evaluation of corporate, organizational, strategic, financial and financing alternatives; or for other corporate purposes that have not yet been identified. If Proposal No. 4 is approved, further shareholder approval will be required to increase the number of ordinary shares available under our 2018 Plan, as amended.

Certain Effects of the Proposal

If Proposal No. 4 is not approved by our shareholders, we will be limited to issuing only 28,380,798 ordinary shares, based on the amount of authorized ordinary shares unissued or unreserved and therefor available for issuance as of June 30, 2025. As a result, the Company's financing options may be limited by the lack of sufficient unissued and unreserved authorized ordinary shares, and shareholder value may be harmed by this limitation.

If our shareholders do not approve Proposal No. 4, we may not be able to access the capital markets, complete our ongoing commercialization activities for ORLYNVAH™, with our commercialization partner, EVERSANA, complete strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success without further shareholder approval. We could also be forced to delay, reduce or eliminate our product development programs or the commercialization of ORLYNVAH™.

Based solely on the last reported sale price of our ordinary shares on the Nasdaq Capital Market on July 17, 2025 of $0.98 per share, and assuming we issue for cash the maximum number of ordinary shares we are currently authorized to issue for cash pursuant to our existing authority, the maximum aggregate gross cash proceeds that we could potentially raise is $27.8 million. As of March 31, 2025, we had cash and cash equivalents of $12.7 million. Based on our current operating plan, we expect that our current cash and cash equivalents will be sufficient to fund our operations into 2026. As such, our future viability beyond 2025 is dependent on our potential sales of ORLYNVAH™ and our ability to raise additional capital to finance our operations, including through potential issuances of our shares. If we do not have the ability to raise additional capital, including through the issuance of shares, to fund our operating expenses beyond 2025, the Company will be severely limited in its ability to continue as a going concern. Our inability to raise funds when needed may cause investors to lose confidence in us and increase the substantial doubt about our ability to continue as a going concern, which may cause our share price to decline. Therefore, the approval of Proposal No. 4, along with Proposal Nos. 5 and 6, is critical to providing us the flexibility to continue to fund our operations and achieve our business objectives.

Approval of this Proposal No. 4 and the issuance of any additional ordinary shares would not in and of itself affect the rights of the holders of our currently issued ordinary shares, except for, with respect to the issuance of additional shares, effects incidental to increasing the number of ordinary shares in issue, such as dilution of the earnings per share (if any) and voting rights of current holders of ordinary shares. The amended constitution, reflecting the authorized share capital increase described in this Proposal No. 4, is attached to this proxy statement as Appendix A.

Required Vote

Under Irish law, the resolution in respect of the authorized share capital increase proposal (Proposal No. 4) is an ordinary resolution that requires the affirmative vote of a majority of the votes cast at the AGM.

The text of the resolution in respect of the authorized share capital increase proposal is as follows:

“THAT the authorized share capital of the Company be and is hereby increased from $1,800,000 divided into 80,000,000 ordinary shares of US$0.01 each and 100,000,000 preferred shares of US$0.01 each to $2,600,000 divided into 160,000,000 ordinary shares of US$0.01 each and 100,000,000 preferred shares of US$0.01 each.”

Statutory Pre-emptive Rights

Provided that the pre-emption rights opt-out proposal (Proposal No. 6) is approved, the Company's shareholders will not have statutory pre-emptive rights in connection with the shares being created pursuant to the authorized share capital increase proposal.

Dissenters’ Rights

No dissenters’ rights are available to the Company's shareholders in connection with the ordinary shares being created pursuant to this Proposal No. 4.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE AUTHORIZED SHARE CAPITAL INCREASE PROPOSAL (PROPOSAL NO. 4) IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THE AUTHORIZED SHARE CAPITAL INCREASE PROPOSAL.

BACKGROUND DISCUSSION ON PROPOSAL NOS. 5 AND 6

Introduction

Under Irish law directors of an Irish public limited company must have specific authority from shareholders to allot and issue any of the company’s shares, warrants, convertible instruments and options (other than pursuant to employee equity compensation plans). In addition, when the directors of an Irish public limited company determine that it is in the best interests of the company to issue ordinary shares, or other securities convertible into or exercisable or exchangeable for ordinary shares, for cash, the company must first offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right) unless this statutory pre-emption right is dis-applied, or opted-out of, by approval of the shareholders. As a matter of Irish law, these shareholder approvals can be granted for a maximum period of five years. There is no limit under Irish law on the number of shares that these approvals may cover (other than the company's then authorized but unissued share capital). Companies incorporated in the United States are not subject to similar share issuance restrictions.

Limitations derived from Irish capital markets practice or otherwise in excess of those applicable to U.S. domestic issuers incorporated in the U.S. should not apply to Iterum

While not required by Irish law, we understand that it has become market practice for companies whose share capital is listed on Euronext Dublin or the London Stock Exchange ("LSE") to generally limit the share allotment and issuance authority to an amount equal to 33% of their issued share capital for a period of 12 to 18 months and to generally limit the opt-out of the statutory pre-emption right to only 10% of their issued share capital (plus up to an additional 10% of the issued share capital if the additional 10% is used to finance an acquisition or a specified capital investment) for a period of 12 to 15 months. While these limitations in size and duration on share issuance authorities are part of the corporate governance framework applicable to companies whose share capital is listed on Euronext Dublin or the LSE (regardless of whether such companies are incorporated in Ireland or elsewhere), our shares are not, and never have been, listed on the Euronext Dublin or the LSE, and we are not subject to Euronext Dublin or the LSE share listing rules or corporate governance standards applicable to companies whose share capital is listed on Euronext Dublin or the LSE.

We are required to seek shareholder approval for the additional share capital proposals because we are incorporated in Ireland. However, our ordinary shares are listed solely on the Nasdaq Capital Market and as such, we believe that our shareholders expect us to, and we are committed to, follow customary U.S. capital markets practices, U.S. corporate governance standards and Nasdaq and SEC rules and regulations. We also believe that applying the standards and market practices of a market where our shares are not listed would be inappropriate and not in the best interests of our Company or our shareholders, especially in circumstances where we are committed to complying with the governance rules and practices of the actual capital market for our shares, the Nasdaq Capital Market, which imposes its own restrictions on share issuances for the protection of shareholders.

We understand that certain proxy advisory firms used to apply their United Kingdom and Ireland voting guidelines in formulating their voting recommendations on share issuance authorities proposals for Irish-incorporated U.S.-listed companies, meaning that they used to apply or take into account the market practice for companies whose share capital was listed on Euronext Dublin or the LSE in formulating their voting recommendations on share issuance authorities proposals for Irish-incorporated companies, even if their shares were not listed on Euronext Dublin or the LSE. There has been a recent change of approach and we understand that certain proxy advisory firms are now recommending a vote for resolutions to authorize the issuance of up to 20% of the issued share capital, where not tied to a specific transaction or financing proposal, and up to 50% for pre-revenue or other early stage companies heavily reliant on periodic equity financing. For all of the reasons discussed above and below, we do not believe that adhering to any of these limitations is appropriate for us.

We also understand that some Irish-incorporated companies that are listed solely on U.S. stock exchanges have adhered to these limitations (or variations thereof) with respect to their own share issuance authorities. However, those companies may have business and capital-raising needs and strategies that differ from ours or may have different approaches for creating shareholder value.

We believe that these limitations would disadvantage us relative to our U.S.- incorporated U.S.-listed peers.

Companies that are incorporated and exchange-listed in the United States are not generally required to and therefore do not seek shareholder approval to renew their authority to allot and issue shares or to opt out of the statutory preemption right. In this regard, companies that are incorporated and publicly-traded in the United States generally do not grant all of their shareholders pre-emptive rights on new issuances of shares for cash. Instead, U.S. investors generally appear to accept that companies often need to access capital markets quickly, and that potential concerns associated with affording management flexibility in this respect are adequately protected against by other factors, including the shareholder approval requirements of U.S. exchanges with respect to share issuances.

Shareholder approval of the additional share capital proposals does not mean that our board would have no limits on future share issuances.

Iterum is considered to be a U.S. domestic reporting company under SEC rules and is subject to the same shareholder approval rules with respect to share issuances as other U.S.-incorporated companies listed on Nasdaq. For example, Nasdaq rules generally require shareholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if, after a transaction, a single investor or affiliated investor group acquires, or has the right to acquire, 20% or more of the outstanding ordinary shares (or securities convertible into or exercisable for ordinary shares) or voting power of an issuer and such ownership would be the largest ownership position of the issuer). Likewise, shareholder approval is required under the Nasdaq rules prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the company of ordinary shares (or securities convertible into or exercisable for ordinary shares) at a price that is the lower of (1) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average closing price of the ordinary shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, which alone or together with sales by officers, directors or substantial shareholders of the company, equals 20% or more of the ordinary shares or 20% or more of the voting power outstanding before the issuance. Moreover, with limited exceptions, our board must also seek shareholder approval of equity compensation plans, including material revisions of such plans.

Specific Rationale for Proposals Nos. 4, 5 and 6

We need the ability to execute on our business and growth strategy without competitive disadvantage.

As we prepare for the commercial launch of ORLYNVAH™ in the United States with our commercialization partner, EVERSANA, to ensure ORLYNVAH™ is brought to the U.S. market as soon as possible to serve patients with limited or no treatment options, we have, as expected, incurred increased costs and operating expenses associated with such pre-commercialization and commercialization activities. As a result of the foregoing, we will need to continue to rely heavily on access to the capital markets in order to fund our operations, until such time, if ever, that substantial positive cash flows have been achieved from the commercialization of ORLYNVAH™ in the United States, which may never occur.

Specifically, our future capital requirements will depend on numerous factors, including, without limitation, the timing, costs and success of the upcoming commercial launch of ORLYNVAH™ in the United States; the outcome, timing and costs of seeking regulatory approvals; the costs of clinical manufacturing and of establishing commercial manufacturing arrangements; the costs of preparing, filing and prosecuting patent applications and maintaining, enforcing and defending intellectual property-related claims; the costs and timing of capital asset purchases; our ability to establish research collaborations, strategic collaborations, licensing or other arrangements; the costs to satisfy our obligations under current and potential future collaborations; and the timing, receipt, and amount of revenues or royalties, if any, from any approved drug candidates. Our future capital requirements are subject to numerous risks and uncertainties associated with the research, development and commercialization of pharmaceutical product candidates.

We believe that the additional share capital proposals are in the best interests of our shareholders because they provide our board the flexibility, consistent with its fiduciary duties, to allow us, subject to applicable shareholder approval and other requirements of Nasdaq and the SEC, to efficiently and cost-effectively access the capital markets without the competitive disadvantage and risks associated with seeking transaction-specific shareholder approvals. Our growth strategy depends on our ability to research, develop, and commercialize our product candidates, which requires significant capital. Our board of directors and management rely heavily on having the flexibility to quickly take advantage of opportunities to raise capital through share issuances for cash.

In recent years, the flexibility provided by having a sufficient number of unissued and unreserved authorized ordinary shares available for issuance has allowed us to pursue a number of financing transactions that were critical to our development. In addition, we believe that seeking the directors’ allotment authority proposal and the pre-emption rights opt-out proposal for an additional five years instead of seeking general re-approval of our share issuance authorities on a more frequent basis is in the best interests of our shareholders because seeking general re-approval of our share issuance authorities on a more frequent basis would subject us to the competitive disadvantage risk, particularly given the 75% vote threshold required to dis-apply the statutory pre-emption right.

Even if Proposals No. 4 and 5 are approved, if Proposal No. 6 is not also approved, in any capital raising transaction where we propose to issue shares (including rights to acquire shares) for cash consideration, we would be required to first offer those shares that we propose to issue for cash to all of our existing shareholders in a time-consuming pro-rata rights offering, which would disadvantage us vis-à-vis many of our peers in competing for capital, would significantly encumber the capital-raising process, would significantly increase our costs, and would significantly increase the timetable for completing such financing transaction, thus potentially limiting our ability to achieve strategic goals that we believe are in the best interests of our shareholders including the upcoming commercialization of ORLYNVAH™ in the United States.

PROPOSAL NO. 5 – DIRECTORS' ALLOTMENT AUTHORITY

This resolution proposes, subject to and conditional upon the approval by our shareholders of the authorized share capital increase proposal (Proposal No. 4), to provide the board with the requisite authority to allot and issue shares up to the authorized but unissued share capital of the Company as increased by the authorized share capital increase proposal (Proposal No. 5).

Overview

Under Irish law, directors of an Irish public limited company must have specific authority from shareholders to issue any shares, warrants, convertible instruments or options, even if such shares are part of the company’s authorized but unissued share capital. Pursuant to resolutions passed at our 2023 annual general meeting of shareholders held on May 3, 2023, our board is currently authorized to allot and issue new shares without shareholder approval up to the amount of our currently existing authorized (being 80,000,000 ordinary shares and 100,000,000 preferred shares) but unissued share capital until May 3, 2028.

To ensure that the board continues to have full authority to issue shares, warrants, convertible instruments or options following the authorized share capital increase proposal (Proposal No. 4), we are proposing that shareholders grant our board authority to allot and issue shares up to the amount of our newly increased authorized but unissued share capital following the passing of the authorized share capital increase proposal (Proposal No. 4) for a five-year period to expire on September 9, 2030 (or such date that is five years after the date shareholders approve this Proposal No. 5).

The provision of this authority is fundamental to our business and capital management because it enables us to issue shares and potentially raise capital. Approval of the directors’ allotment authority proposal would provide the board with flexibility to issue shares up to the maximum of our authorized but unissued share capital, subject to applicable shareholder approval and other requirements of the SEC and Nasdaq. The renewed authority would apply to the issuance of shares and other securities convertible into or exercisable or exchangeable for our shares.

Approval of this authority would not exempt us from applicable Nasdaq requirements to obtain shareholder approval prior to certain share issuances or to comply with applicable SEC disclosure and other regulations.

In addition, we follow U.S. capital markets and governance standards to the extent permitted by Irish law and emphasize that this authorization is required as a matter of Irish law and is not otherwise required for other U.S. incorporated companies listed on Nasdaq with which we compete.

Certain Effects of the Proposal

If shareholders do not approve this Proposal No. 5, our board's currently existing authority to allot and issue shares up to the amount of our currently existing authorized (being 80,000,000 ordinary shares and 100,000,000 preferred shares) but unissued share capital will continue to apply until May 3, 2028. This would limit us to issuing 28,380,798 ordinary shares based on the amount of authorized ordinary shares unissued or unreserved and therefor available for issuance as of June 30, 2025, and we would have no flexibility for any future ordinary share issuances, including equity or equity-linked capital raises. The Company's financing options will be limited by the lack of sufficient authority on the part of the directors to allot and issue shares, or other securities convertible into or exercisable or exchangeable for shares, and shareholder value may be harmed by this limitation.

In the event this Proposal No. 5 is not approved, we may solicit such shareholder approvals at a future annual or extraordinary meeting of our shareholders.

The approval of the directors’ allotment authority proposal (Proposal No. 5) will become effective only if the authorized share capital increase proposal (Proposal No. 4) is approved by our shareholders.

Required Vote

Under Irish law, the resolution in respect of the directors’ allotment authority proposal (Proposal No. 5) is an ordinary resolution that requires the affirmative vote of a majority of the votes cast at the AGM.

The text of the resolution in respect of the directors’ allotment authority proposal is as follows:

“THAT, subject to and conditional upon the approval by the Company's shareholders of the authorized share capital increase proposal (Proposal No. 4), the Company's directors be and they are, with effect from the passing of this resolution, hereby generally and unconditionally authorized pursuant to Section 1021 of the Irish Companies Act 2014 to exercise all powers of the Company to allot and issue relevant securities (within the meaning of Section 1021 of the Irish Companies Act 2014) up to the amount of the Company’s authorized but unissued share capital immediately following the passing of the authorized share capital increase proposal provided that this authority shall expire five years from the date of passing of this resolution and provided that the Company may, before such expiry, make an offer or agreement which would or might require relevant securities to be allotted or issued after such expiry and the directors may allot or issue relevant securities in pursuance of such an offer or agreement as if the authority conferred by this resolution had not expired.”

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE DIRECTORS' ALLOTMENT AUTHORITY PROPOSAL (PROPOSAL NO. 5) IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THE DIRECTORS' ALLOTMENT AUTHORITY PROPOSAL.

PROPOSAL NO. 6 —PRE-EMPTION RIGHTS OPT-OUT

This resolution proposes, subject to and conditional upon the approval by the Company’s shareholders of the directors’ allotment authority proposal (Proposal No. 5), to empower our board to allot the authorized but unissued share capital of the Company as increased by the authorized share capital increase proposal (Proposal No. 4) for cash otherwise than in accordance with the statutory pre-emption right under the Irish Companies Act 2014.

Overview

Under Irish law, unless otherwise authorized by shareholders, when an Irish public limited company issues shares for cash (including rights to subscribe for or otherwise acquire any shares) to new shareholders, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right). The statutory pre-emption right, if not dis-applied, affords existing shareholders the right to purchase any new shares that we propose to issue for cash in order to maintain their proportionate ownership interests in the Company following the issuance of those shares. Under Irish law, the authority to opt-out of the pre-emption right can be granted by shareholders for a maximum period of five years, at which point it must be renewed by shareholders. Our Constitution currently authorizes the board to issue new shares for cash, up to a maximum of our existing authorized but unissued share capital, without first offering them to existing shareholders, thereby opting out of the statutory pre-emption right.

This Proposal No. 6 provides that for a period expiring five years from the date of the approval of this Proposal No. 6, our board would be empowered to issue shares for cash pursuant to the authority conferred by the directors’ allotment authority proposal (Proposal No. 5) (if approved) up to the authorized but unissued share capital of the Company as increased by the authorized share capital increase proposal (Proposal No. 4) (if approved) on the basis that statutory pre-emption rights under the Irish Companies Act 2014 will not apply to such issuances. The authority sought in this proposal is fundamental to our business and capital management initiatives because it facilitates our ability to issue shares (and rights to acquire shares), including, when appropriate, in connection with capital-raising activities.

Competitive Disadvantage if Not Approved

The Company’s ordinary shares are not listed on Euronext Dublin nor on the LSE. The Company follows U.S. capital markets practices (to the extent permitted by Irish law) and the governance standards of Nasdaq. The opt-out authorization sought in this pre-emption rights opt-out proposal is required as a matter of Irish law and is not otherwise required for many companies with which we compete. Receipt of this authority would merely place us on par with other Nasdaq-listed companies, which may not be subject to a similar statutory pre-emption right.

The granting of the pre-emption opt-out authority eliminates the competitive disadvantage we are placed at compared to non-Irish, Nasdaq listed public companies and the risks associated with seeking transaction-specific shareholder approvals or having to first offer those shares that we propose to issue for cash to all of our existing shareholders in a time-consuming and costly pro-rata rights offering.

For example, in July 2024 we did not have a sufficient pre-emption opt-out authority to effect a regular offering and so in order to fund our ongoing operations, we launched the 2024 Rights Offering whereby each shareholder and certain eligible warrant holders received one subscription right for every ordinary share owned and every ordinary share issuable upon exercise of eligible warrants at 5:00 p.m., Eastern Time, on July 16, 2024, entitling its holder to purchase 0.50 units. Each whole unit consisted of (a) one ordinary share, (b) a warrant to purchase 0.50 ordinary shares, at an exercise price of $1.21 per whole ordinary share from the date of issuance through its expiration one year from the date of issuance and (c) a warrant to purchase one ordinary share, at an exercise price of $1.21 per whole ordinary share from the date of issuance through its expiration five years from the date of issuance. Each subscription right entitled its holder to purchase 0.50 Units, at a subscription price of $0.605 per 0.50 Units.

The Rights Offering closed on August 9, 2024 and resulted in aggregate net proceeds, after deducting estimated fees and expenses (including dealer-manager fees), of approximately $5.8 million in the aggregate (assuming no exercise of the any warrants included in the Units sold by us in the Rights Offering). The Rights Offering was time-consuming and costly, taking approximately three and a half months to implement and with costs in excess of $1.6 million (including dealer-manager fees).

Approval of this authority would not exempt the Company from applicable Nasdaq requirements to obtain shareholder approval prior to certain share issuances or to comply with applicable SEC disclosure and other regulations.

Certain Effects of the Proposal

If our shareholders do not approve this Proposal No. 5, our board's currently existing authority to opt out of the statutory pre-emption right up to the amount of the Company's currently existing authorized (being 80,000,000 ordinary shares and 100,000,000 preferred shares) but unissued share capital will continue to apply until May 3, 2028. This would mean that, for any additional authorized but unissued shares created under the authorized share capital increase proposal (Proposal No. 4) that we may propose to issue for cash, we would generally first have to offer those shares to all of our existing shareholders on the same or more favorable terms pro-rata to the existing shareholders. As a result of this limitation, in any potential future capital raising transaction where we propose to issue shares (including rights to acquire shares) for cash consideration, we would be required to first offer those shares that we propose to issue for cash to all of our existing shareholders in a time-consuming pro-rata rights offering, which would disadvantage us vis-à-vis many of our peers in competing for capital, would significantly encumber the capital-raising process, would significantly increase our costs, and would significantly increase the timetable for completing such a cash financing transaction, thus potentially limiting our ability to advance the development of our product candidates and otherwise achieve strategic goals that we believe are in the best interests of our shareholders.

The statutory pre-emption right applies only to share issuances for cash consideration; accordingly, it does not apply where we issue shares for non-cash consideration (such as in a share exchange transaction or in any transaction in which property other than cash is received by us in payment for shares) or where we issue shares pursuant to our employee equity compensation plans.

In the event this Proposal No. 6 is not approved, we may solicit such shareholder approvals at a future annual or extraordinary meeting of our shareholders.

The approval of the pre-emption rights opt-out proposal (Proposal No. 6) will become effective only if the authorized share capital increase proposal (Proposal No. 4) and the directors’ allotment authority proposal (Proposal No. 5) are approved by the Company's shareholders. Therefore, unless shareholders approve Proposal No. 4 and Proposal No. 5, this Proposal No. 6 will fail and not be implemented, even if shareholders approve this Proposal No. 6.

Required Vote

Under Irish law the resolution in respect of the pre-emption rights opt-out proposal (Proposal No. 6) is a special resolution that requires the affirmative vote of not less than 75% of the votes cast in person or by proxy at the AGM (including any adjournment thereof) in order to be approved.

The text of the resolution in respect of this proposal is as follows:

“THAT, subject to and conditional upon the approval by the Company's shareholders of the directors’ allotment authority proposal (Proposal No. 5), the Company's directors be and are, with effect from the passing of this resolution, hereby empowered pursuant to Section 1023 of the Irish Companies Act 2014 to allot equity securities within the meaning of the said Section 1023 for cash pursuant to the authority conferred by the directors’ allotment authority proposal up to an aggregate nominal amount equal to the authorized but unissued share capital of the Company immediately following the passing of the authorized share capital increase proposal (Proposal No. 4) as if Section 1022 of the Irish Companies Act 2014 did not apply to any such allotment provided that this authority shall expire five years from the passing of this resolution and provided that the Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Company's directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this resolution had not expired.”

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE PRE-EMPTION RIGHTS OPT-OUT PROPOSAL (PROPOSAL NO. 6) IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE FOR THE PRE-EMPTION RIGHTS OPT-OUT PROPOSAL.

PROPOSAL NO 7: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

On July 17, 2025, upon the recommendation of the compensation committee, and subject to shareholder approval, the board of directors approved an amendment to the 2018 Plan to increase the aggregate number of ordinary shares authorized for issuance under the 2018 Plan by 4,000,000 shares to 5,349,376 shares (subject to adjustment in the event of certain changes in our capital structure). The 2018 Plan, as proposed to be amended (the "Amended 2018 Plan") is attached as Appendix B. The only change to the 2018 Plan that is being proposed is the increase in the aggregate number of ordinary shares authorized for issuance under the plan.

As of June 30, 2025, the following equity awards were outstanding under the 2018 Plan, the 2015 Plan or the 2021 Inducement Plan:

•
751,093 options to purchase ordinary shares with a weighted-average remaining term of 7.2 years and a weighted-average exercise price of $1.70 per share under the 2018 Plan;
•
7,313 options to purchase ordinary shares with a weighted-average remaining term of 2.0 years and a weighted average-exercise price of $49.70 per share under the 2015 Plan; and
•
2,500 options to purchase ordinary shares with a weighted-average remaining term of 0.5 years and a weighted average-exercise price of $1.04 per share under the 2021 Inducement Plan.

As of June 30, 2025, only 271,371 shares remained available for issuance under the 2018 Plan and 317,099 shares remained available for issuance under the 2021 Inducement Plan. Further, as of June 30, 2025, 42,131,328 ordinary shares of the Company were outstanding.

The board of directors believes that the Company’s future success depends on our ability to attract and retain qualified employees. The market for qualified personnel in our industry is highly competitive. The ability to grant equity awards is critical to the Company’s ability to attract and retain top talent. If the amendment to the 2018 Plan is not approved, we may be unable to make long-term equity incentive awards after the end of 2025 (except with respect to newly hired employees who are eligible to receive inducement awards under the 2021 Inducement Plan). Further, if the amendment to the 2018 Plan is not approved, we may be forced to increase cash compensation to our critical talent in order to retain their service to the Company, which would deplete the resources that we have available to fund both our upcoming commercial launch of ORLYNVAH™ in the United States and our drug development programs. Therefore, we consider the amendment to the 2018 Plan vital to the Company’s future success.

In determining the number of shares requested to be added to the 2018 Plan pursuant to the amendment, the compensation committee considered the increase in our outstanding ordinary shares over the past several years (resulting from multiple financing transactions), analyzed the level of equity ownership of senior executives based on shares owned outright and outstanding equity awards granted as a percentage of total ordinary shares outstanding as well as the number of shares remaining available for the grant of new awards under the 2018 Plan and balanced such considerations against the level of share increase under the plan that our board of directors believes to be acceptable to shareholders.

The compensation committee also considered both the Company’s “overhang” and “burn rate” to determine the appropriate number of shares to be added the 2018 Plan pursuant to the amendment (see section below titled 'Information Regarding Overhang and Burn Rate' for more information).

Having assessed the recommendation made by the compensation committee based on the considerations above, the board of directors believes the proposed amendment of the 2018 Plan is in the best interests of the Company and its shareholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN.

Material Features of the Amended 2018 Plan

•	No Evergreen. The number of ordinary shares available for issuance under the Amended 2018 Plan is fixed and will not be adjusted without the approval of our shareholders.

•

No Liberal Change in Control Definition. The change in control definition in the Amended 2018 Plan is not a “liberal” definition, and, for example, would not be achieved merely upon shareholder approval of a transaction. A change in control must actually occur for the change in control provisions in the Amended 2018 Plan to be triggered.

•

No Discounted Options or SARs. All options and SARs granted under the Amended 2018 Plan must have an exercise price not less than the fair market value of the underlying ordinary shares on the date of grant, except with respect to substitute options and SARs issued in connection with certain acquisitions by the Company.

•

No Reload Options or SARs. No options or SARs granted under the Amended 2018 Plan may contain a provision entitling the award holder to the automatic grant of additional options or SARs in connection with any exercise of the original option or SAR.

•	No Dividend Equivalents on Options or SARs. No options or SARs granted under the Amended 2018 Plan may provide for the payment or accrual of dividend equivalents.

•

Dividends and Dividend Equivalents on Restricted Share, Restricted Share Units, Performance Share Awards, Performance Cash Awards and Other Share Awards Subject to Same Terms and Conditions as Underlying Award. Any dividends or dividend equivalents paid with respect to restricted share, RSUs, performance share units ("PSUs"), performance share awards, performance cash awards and other share awards will be subject to the same terms and conditions as the award with respect to which they are paid.

Information Regarding Overhang and Burn Rate

In developing the Company’s share request for the proposed amendment to the 2018 Plan and analyzing the impact of utilizing equity as a means of compensation on the Company’s shareholders, we considered both the Company’s “overhang” and “burn rate.”

Overhang is a measure of potential dilution which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by the number of common shares outstanding. As of June 30, 2025, the Company’s overhang was 3.20%, reflecting:

•
outstanding options to purchase 760,906 ordinary shares;
•
271,371 shares available for future grants under the 2018 Plan;
•
317,099 shares available for future grants under the 2021 Inducement Plan; and
•
42,131,328 ordinary shares outstanding.

If the additional 4,000,000 ordinary shares proposed to be approved for issuance under the Amended 2018 Plan were included, the overhang would be 12.70%. The compensation committee believes that overhang of between 10-20% is required to make the Company competitive against its peer group of companies in terms of retaining key talent and providing market-competitive grants to the key talent to bring them in line with their peers, based on its review of publicly available data from its peer firms and others that it competes with for talent. Further, the compensation committee reviewed data provided by its management supporting that the share increase we are requesting is in line with comparable requests by companies that we compete with for talent. If we continue with overhang of 3.20% and only 271,371 shares available for issuance under the 2018 Plan and 317,099 shares available for issuance under the 2021 Inducement Plan, we will not be able to offer equity compensation that is competitive or compelling in terms of retaining and incentivizing top talent.

Even with this increase pursuant to the Amended 2018 Plan, the Company's overhang would still rank in the lower range of what management believes to be a competitive level of overhang, being between 10-20%, based on its review of publicly available data from its peer firms and others that it competes with for talent.

Burn rate provides a measure of the potential dilutive impact of the Company’s equity award program which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects the Company’s burn rate for the 2024, 2023 and 2022 fiscal years as well as an average over those years.

Fiscal Year	Options Granted	Basic Weighted Average Number of Common Shares Outstanding	Gross Burn Rate (1)
2024	—	19,699,260	0.0%
2023	857,500	12,962,362	6.6%
2022	197,085	12,236,607	1.6%
Three-Year Average	351,528	14,966,076	2.7%

(1) “Gross Burn Rate” is defined as the number of shares underlying equity awards granted in the year divided by the basic weighted average number of common shares outstanding

Based on a three-year average, the Company’s gross burn rate is below what management believes based on its review of publicly available data from its peer firms and others that it competes with for talent, to be an appropriate burn rate for the Company to be competitive against its peers in terms of having flexibility to offer equity compensation to retain key employees and consultants.

If the addition of 4,000,000 ordinary shares proposed to be approved for issuance under the Amended 2018 Plan is approved by shareholders, we expect the share authorization under the Amended 2018 Plan to provide us with enough shares for awards for approximately two to three years, depending on the price of our shares and hiring activity during the next two to three years, forfeitures of outstanding awards, and noting that future circumstances and market practice may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Amended 2018 Plan could last for a shorter or longer time.

If this proposal is approved by our shareholders, we intend to register the additional shares reserved for issuance under the Amended 2018 Plan by filing a Registration Statement on Form S-8 as soon as practicable following such approval.

Equity Compensation Plan Information

For more information on our equity compensation plans, please see the section titled “Equity Compensation Plans and Other Benefit Plans” contained elsewhere in this proxy statement.

Description of the Amended 2018 Plan

The following is a brief summary of the Amended 2018 Plan, a copy of which is attached as Appendix B to this proxy statement. On July 17, 2025, our board of directors adopted, subject to shareholder approval, the amendment to our 2018 Plan to increase the number of ordinary shares available for issuance under the plan by 4,000,000 shares. If the amendment to our 2018 Plan is approved by our shareholders, the new aggregate share limit for the 2018 Plan, as amended, will be 5,349,376 ordinary shares (subject to adjustment in the event of share splits and other similar events). If our shareholders do not approve the amendment to our 2018 Plan, the 2018 Plan will remain as currently in effect without the increase to the share limit under the plan proposed by the amendment. For avoidance of doubt, the summary below assumes that shareholders approve the Amended 2018 Plan.

Number of Shares Available for Awards.

Subject to adjustment in the event of certain changes in our capital structure, the aggregate number of our ordinary shares that may be issued pursuant to awards under our Amended 2018 Plan, any or all of which may be ISOs, is 5,349,376 shares, which number includes (i) any shares reserved for issuance of new awards under the 2015 Plan as of the date that the 2018 Plan became effective (the "2018 Plan Effective Date") and (ii) any shares subject to outstanding options or other awards on the 2018 Plan Effective Date that were granted under the 2015 Plan and that are forfeited, terminated, expire or are otherwise not issued, or are reacquired or withheld to pay the exercise or purchase price of an award or to satisfy the tax withholding obligations related to an award.

Shares subject to awards granted under our Amended 2018 Plan that expire or terminate without being exercised in full shall be available again for future grant under our Amended 2018 Plan. Additionally, shares become available for future grant under our Amended 2018 Plan if they were issued under awards under our Amended 2018 Plan and we repurchase such shares or they are forfeited or canceled. This includes shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award or shares that are not issued as a result of a SAR being settled in ordinary shares.

Types of Awards

Our Amended 2018 Plan authorizes the award of ISOs that may qualify for favorable tax treatment under U.S. tax laws under Section 422 of the Code, or ISOs, NSOs, SARs, RSAs, RSUs, performance-based awards, and other share awards, which are collectively referred to as awards. We may only grant ISOs to our employees and employees of a subsidiary corporation or parent corporation (within the meaning of Sections 424(e) and 424(f) of the Code).

Options. Options represent the right to purchase our ordinary shares on the date of exercise at a stated exercise price. The exercise price of an option must be at least equal to the fair market value of our ordinary shares on the date of grant, except in the case of substitute options granted in connection with certain acquisitions by the Company. The maximum term of options granted under our Amended 2018 Plan is ten years. The Amended 2018 Plan permits, to the extent permitted by applicable law and as determined by our board of directors, the following forms of payment of the exercise price of options: (i) cash, check, bank draft or money order payable to the Company or in connection with a “cashless exercise” through a broker, (ii) delivery to the Company of ordinary shares, (iii) subject to certain conditions, by a “net exercise” arrangement, (iv) deduction from salary due and payable to an employee by the Company or an affiliate of the Company and/or (v) any other form of legal consideration that may be acceptable to the board of directors or the share plan administrator and permissible under applicable law. No option granted under the Amended 2018 Plan may contain any provision entitling the participant to an automatic grant of additional options in connection with the exercise of the original option or provide for the payment or accrual of dividend equivalents.

SARs. SARs provide for a payment, or payments, in cash or ordinary shares, to the holder based upon the difference between the fair market value of our ordinary shares on the date of exercise and the stated exercise price. The exercise price of an SAR must be at least equal to the fair market value of our ordinary shares on the date of grant, except in the case of substitute SARs granted in connection with certain acquisitions by the Company. The maximum term of SARs granted under our Amended 2018 Plan is ten years. No SAR granted under the Amended 2018 Plan may contain any provision entitling the participant to an automatic grant of additional SARs in connection with the exercise of the original SAR or provide for the payment or accrual of dividend equivalents.

Restricted Share Awards. RSAs represent an offer by us to issue or sell our ordinary shares subject to vesting restrictions, which may lapse based on time or achievement of performance conditions. The price (if any) of a RSA will be determined by our board of directors. If a participant ceases to provide services to us, we may receive through a forfeiture condition or a repurchase right the shares that are unvested as of the date of such cessation of services. Any dividends paid on RSAs will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the RSA to which they relate.

Restricted Share Unit Awards. RSUs represent the right to receive our ordinary shares, cash, or a combination thereof at a specified date in the future, subject to forfeiture of that right because of termination of employment or failure to achieve certain performance conditions. If an RSU award has not been forfeited, then on the date specified in the RSU agreement, we will deliver to the holder a number of whole ordinary shares, cash or a combination of our ordinary shares and cash. At the time of grant of an award of RSUs, our board of directors will determine the consideration, if any, to be paid by the recipient of the award upon delivery of the ordinary shares subject to the RSU award. Additionally, dividend equivalents may be credited in respect of shares covered by an RSU award. At the sole discretion of the board of directors, any dividend equivalents may be converted into additional ordinary shares covered by the RSU award in a manner determined by the board of directors. Any dividend equivalents will be subject to all of the same terms and conditions, including vesting and forfeiture provisions, of the underlying award agreement to which they relate.

Other Share Awards. Other awards valued in whole or in part by reference to, or otherwise based on, our ordinary shares may be granted under the Amended 2018 Plan. Our board of directors will determine the number of shares under such awards and all other terms and conditions of such awards. Any dividend equivalents with respect to such other share awards will be subject to the same terms and conditions, including vesting and forfeiture provisions, of the underlying award agreement to which they relate.

Performance Based Awards. A performance share award is any award granted under the Amended 2018 Plan that may vest or be exercised contingent on the attainment during a performance period of certain performance goals. A performance cash award is a cash award that may be paid contingent upon the attainment during a performance period of certain performance goals. Performance goals for performance share awards and performance cash awards may be based on any of one, or combination of, the following, as determined by the board of directors: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and share-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), share-based compensation and changes in deferred revenue; (8) total shareholder return; (9) return on equity or average shareholder's equity; (10) return on assets, investment, or capital employed; (11) share price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment, clinical trial results, new and supplemental indications for existing products, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (29) shareholders’ equity; (30) capital expenditures; (31) debt levels; (32) operating profit or net operating profit; (33) workforce diversity; (34) growth of net income or operating income; (35) billings; (36) bookings; (37) employee retention; (38) initiation of phases of clinical trials and/or studies by specific dates; (39) patient enrollment rates; (40) budget management; (41) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product candidate; (42) regulatory milestones; (43) progress of internal research or clinical programs; (44) progress of partnered programs; (45) partner satisfaction; (46) timely completion of clinical trials; (47) submission of Investigational New Drug applications and NDAs and other regulatory achievements; (48) research progress, including the development of programs; (49) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); (50) customer satisfaction; and (51) other measures of performance selected by the board of directors. Performance goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the board of directors (i) in the applicable award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the board of directors will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding ordinary shares of the Company by reason of any share dividend or split, share repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to ordinaryshareholders other than regular cash dividends; (9) to exclude the effects of share based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the board of directors retains the discretion to increase, to reduce or to eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for the performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the award agreement or the written terms of a performance cash award. Any dividend equivalents with respect to performance share awards or performance cash awards will be subject to the same terms and conditions, including vesting and forfeiture provisions, of the underlying award agreement to which they relate.

The Company believes that disclosure of any further details concerning the performance measures for any particular year may be confidential commercial or business information, the disclosure of which would adversely affect the Company.

Transferability of Awards

Awards granted under our Amended 2018 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution or as otherwise determined by our compensation committee or under the terms of our Amended 2018 Plan or an applicable award agreement.

Eligibility to Receive Awards

We may grant awards under the Amended 2018 Plan to our employees, including our officers, and employees of our affiliates. A separate sub-plan to the Amended 2018 Plan has been established for the purpose of granting awards to our non-employee directors and consultants and non-employee directors and consultants of our affiliates.

Plan Benefits

As of the record date (July 15, 2025), we had six employees (excluding executive officers), three executive officers, four directors (excluding any executive officer who is also a director or a consultant), and one consultant eligible to receive awards under the Amended 2018 Plan and its sub-plan.

On June 30, 2025, the last reported sale price of an ordinary share on the Nasdaq Capital Market was $0.99. Based solely on the closing price of our ordinary shares as reported on the Nasdaq Capital Market on June 30, 2025, and the maximum number of shares that would have been available for awards as of such date taking into account the proposed increase to add an additional 4,000,000 shares, the maximum aggregate market value of the ordinary shares that could potentially be issued under the Amended 2018 Plan is $3,960,000.

New Plan Benefits Table

The granting of awards under the Amended 2018 Plan is discretionary, and the Company cannot now determine the number or type of awards to be granted in the future to any particular person or group.

Awards Granted under the 2018 Plan

Since the initial approval date of the 2018 Plan through June 30, 2025, the following number of equity awards have been granted to the individuals and groups described in the following table. In addition to the equity awards included in the table below, certain of our executive officers and employees were granted options which they subsequently agreed to surrender and cancel as follows: (i) Corey N. Fishman, President and Chief Executive Officer, 370,487 ordinary share options; (ii) Judith M. Matthews, Chief Financial Officer, 132,657 ordinary share options; and (iii) All employees, including all current officers who are not executive officers, as a group, 403,656 ordinary share options.

	Number of Ordinary Shares Underlying Grants of Options	Number of Ordinary Shares Underlying Grants of Restricted Share Units	Number of Ordinary Shares Underlying Grants of Performance Share Units
Named Executive Officers:		—
Corey N. Fishman, President and Chief Executive Officer	275,000	28,666	23,333
Judith M. Matthews, Chief Financial Officer	100,000	13,333	8,599
Christine R. Coyne, Chief Commercial Officer	—	—	—
Sailaja Puttagunta, M.D., Former Chief Medical Officer	—	—	—
Current Executive Officers as a Group (3 persons, including Corey N. Fishman, Judith M. Matthews and Christine R. Coyne named above)	375,000	41,999	31,932
Directors and Nominees for election as Directors:
All current directors who are not executive officers as a group	62,609	46,316	11,266
David Kelly	51,639	1,170	—
Others:
Associates of our executive officers, directors or nominees	—	—	—
All other eligible participants, none of whom received more than 5% of such equity awards	150,038	39,652	—
All employees, including all current officers who are not executive officers, as a group	529,862	32,665	32,055

Plan Administration.

Our Amended 2018 Plan is administered by our board of directors or a duly authorized committee or subcommittee of our board of directors. Our board of directors has authorized our compensation committee to administer certain aspects of the Amended 2018 Plan. For purposes of this summary, where appropriate in the relevant context, the term “board of directors” may include the compensation committee or any other committee to whom the board of directors delegates authority, as indicated in the Amended 2018 Plan. Our board of directors may also delegate to one or more of our officers the authority to designate employees (other than officers) to receive specified awards under the Amended 2018 Plan, and determine the number of shares subject to such awards.

Our board of directors has the authority to construe and interpret our Amended 2018 Plan, grant and amend awards, determine the terms of such awards and make all other determinations necessary or advisable for the administration of the plan, including, but not limited to, repricing options or SARs without prior shareholder approval. All determinations, interpretations and constructions made by the board of directors in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

Changes to Capital Structure.

In the event that there is a specified type of change in our capital structure, such as a merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share split or reverse share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, appropriate and proportionate adjustments will be made to (i) the class and the maximum number of shares reserved for issuance under our Amended 2018 Plan, (ii) the class and the maximum number of shares that may be issued upon the exercise of ISOs, and (iii) the class and the number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding awards.

Corporate Transactions and Changes in Control.

Our Amended 2018 Plan provides that in the event of certain specified significant corporate transactions, each outstanding award will be treated as determined by our board of directors unless otherwise provided in an award agreement or other written agreement between us and the award holder. The board of directors may take one of the following actions with respect to such awards:

•	arrange for the assumption, continuation or substitution of an award by the surviving or acquiring corporation (or its parent company);

•	arrange for the assignment of any reacquisition or repurchase rights held by us in respect of ordinary shares issued under an award to a surviving or acquiring corporation (or its parent company);

•

accelerate the vesting, in whole or in part, of the award and, if applicable, the time at which the award may be exercised, and provide for its termination prior to the transaction if it is not exercised at or prior to the closing of the transaction;

•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

•

cancel or arrange for the cancellation of the award, to the extent not vested or not exercised prior to the closing of the transaction, in exchange for a cash payment or no payment, as determined by our board of directors; and

•

cancel or arrange for the cancellation of the award to the extent not exercised prior to the closing of the transaction, in exchange for a payment, in the form determined by our board of directors, equal to the excess, if any, of (A) the per share amount payable to holders of our ordinary shares in the transaction over (B) any exercise price payable by the participant in connection with the award, multiplied by the number of vested shares subject to the award.

A corporate transaction generally will be deemed to occur in the event of: (i) a sale of all or substantially all of our assets, (ii) the sale or disposition of at least 50% of our outstanding securities, (iii) the consummation of a merger or consolidation where we do not survive the transaction or (iv) the consummation of a merger or consolidation where we do survive the transaction but our ordinary shares outstanding prior to such transaction are converted or exchanged into other property by virtue of the transaction. In addition, any one or more of the above events may be effected pursuant to (x) a takeover under Irish Takeover Rules; (y) a compromise or arrangement under Chapter 1 of Part 9 of the Companies Act 2014 of the Republic of Ireland (the "2014 Act") or (z) Chapter 2 of Part 9 of the 2014 Act.

The board of directors need not take the same action or actions with respect to all awards or portions of awards or with respect to all participants. The board of directors may take different actions with respect to the vested and unvested portions of an award.

Notwithstanding the foregoing, if during the period beginning on the date that is 30 days prior to and ending on the date that is 12 months following the consummation of a corporate transaction that also qualifies as a “change in control” (as defined below), if a participant’s services to the Company (or its successor in the change in control) are involuntarily terminated without “cause” (as defined below) or a participant resigns service to the Company (or its successor in the change in control) in all capacities for “good reason” (as defined below), and, in either case other than as a result of the participant’s death or disability, then as of the date of the participant’s termination of service, the vesting and exercisability of any then-unvested award held by a participant will be accelerated in full.

A “change in control” for purposes of the Amended 2018 Plan is defined, in summary, as the acquisition by a person or a group of more than 50% of our outstanding share capital other than by virtue of a merger or consolidation; our involvement in a merger, consolidation, or similar transaction, unless our shareholder prior to such event continue to own, in substantially the same proportions as before the transaction, more than 50% of the entity surviving such event; our shareholders or our board approves a plan of liquidation or dissolution or our complete dissolution or liquidation otherwise occurs; a sale or other disposition of all or substantially all of our assets (other than a sale to an entity more than 50% of which is owned by our shareholders in substantially the same proportions as their ownership of us immediately prior to such transaction); or a change, without approval by our board of directors, of a majority of our board of directors. In addition, any one or more of the above events may be effected pursuant to (x) a compromise or arrangement sanctioned by the Irish courts under Section 450 of the 2014 Act, (y) a scheme, contract or offer which has become binding on all shareholders pursuant to Section 609 of the 2014 Act, or (z) a bid pursuant to Regulation 23 or 24 of the European Communities (Takeover Bids (Directive 2004/25/EC)) Regulations 2006.

“Cause” as used in the Amended 2018 Plan has the meaning ascribed to such term in any written agreement between the participant and us defining such term but, in the absence of such a definition, means, in summary (i) the participant’s commission of a felony or crime involving fraud, dishonesty or moral turpitude; (ii) the participant’s attempted commission of, or participation in, a fraud or act of dishonesty against us or an affiliate of ours; (iii) the participant’s intentional, material violation of any contract or agreement between the participant and us or an affiliate of ours, of any statutory duty owed to us or an affiliate of ours; (iv) the participant’s unauthorized use or disclosure of our (or an affiliate’s) confidential information or trade secrets; or (v) the participant’s gross misconduct. In addition, “good reason” as used in the Amended 2018 Plan has the meaning ascribed to such term in any written agreement between the participant and us defining such term but, in the absence of such a definition, means, in summary, any of the following actions taken without the participant’s consent: (i) a material reduction of the participant’s base compensation, other than a reduction that applies generally to all executives; (ii) a material reduction in the participant’s authority, duties and responsibilities; (iii) failure or refusal of a successor of ours to materially assume our obligations under the participant’s offer letter and/or employment agreement, if applicable, in the event of a change in control; or (iv) a relocation of the participant’s principal place of employment that results in an increase in the participant’s one-way driving distance by more than 50 miles from the participant’s then current principal residence. In addition, in order to resign for “good reason” a participant must provide written notice of the event giving rise to “good reason” to us within 90 days after the condition arises, allow us at least 30 days to cure such provision, and if we fail to cure the condition, resign from all positions not later than 90 days after the end of such cure period.

Effective Date

Our board of directors adopted the 2018 Plan in March 2018 and our shareholders approved the 2018 Plan in May

2018. The 2018 Plan was amended and restated in 2020, as approved by our shareholders on June 10, 2020. The 2018 Plan was further amended and restated in 2021, as approved by our shareholders on June 23, 2021. The Amended 2018 Plan will become effective, provided our shareholders approve the proposed amendment to the plan, on June 16, 2021. No ISOs may be granted under the plan after March 10, 2030.

Amendment and Termination

Our board of directors has the authority to amend, suspend, or terminate our Amended 2018 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our shareholders. No awards may be granted under our Amended 2018 Plan while it is suspended or after it is terminated.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended 2018 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an ISO. Also, except as described below, a participant will not have income upon exercise of an ISO if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory share Options.” The exercise of an ISO may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the ordinary shares acquired under an ISO at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the shares. If a participant sells the shares more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the shares prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the shares for more than one year and otherwise will be short-term. If a participant sells the shares at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Nonstatutory share Options

A participant will not have income upon the grant of an NSO. A participant will have compensation income upon the exercise of an NSO equal to the value of the shares on the day the participant exercised the option less the exercise price. Upon sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

share Appreciation Rights

A participant will not have income upon the grant of an SAR. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any share received. Upon the sale of the share, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the share on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the share for more than one year and otherwise will be short-term.

Restricted Share Awards

A participant will not have income upon the grant of an RSA unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the value of the shares less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the date of grant. If the participant does not make a Section 83(b) election, then when the shares vest the participant will have compensation income equal to the value of the shares on the vesting date less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date. Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Restricted Share Units

A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU. When the RSU vests, the participant will have income on the vesting date in an amount equal to the fair market value of the shares on the vesting date less the purchase price, if any. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date. Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Other Share Awards

The tax consequences associated with any other share award granted under the Amended 2018 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying ordinary shares.

Tax Consequences to the Company

There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a written Code of Business Conduct and Ethics that applies to all officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Business Conduct and Ethics is available on our website at www.iterumtx.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K. Information contained on, or that can be accessed through, our website is not incorporated by reference into this document, and you should not consider information on our website to be part of this document.

OTHER MATTERS

The board of directors knows of no other business which will be presented to the AGM. If any other business is properly brought before the AGM, proxies will be voted in accordance with the judgment of the persons named therein.

Solicitation of Proxies

This proxy is solicited on behalf of our board of directors. We will bear the expenses connected with this proxy solicitation. In addition to the solicitation of proxies by mail, we expect to pay banks, brokers and other nominees their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. In addition to the use of the mail, our directors, officers and employees may, without additional remuneration, solicit proxies in person or by use of other communications media. We have engaged Innisfree to solicit proxies from shareholders in connection with the AGM. We will pay Innisfree a fee of $20,000, plus reasonable out of pocket fees and expenses for soliciting proxies. In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement. Proxies may be solicited by Innisfree by mail, telephone and e-mail.

Householding of Annual and Extraordinary Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement, annual report, Irish Statutory Financial Statements or Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in the same household. We will promptly deliver a separate copy of any such document to any shareholder upon request submitted in writing to us at Iterum Therapeutics plc, 25 North Wall Quay, Dublin 1, Ireland, Attention: Investor Relations, or by calling +353 1 9038354. Any shareholder who wants to receive separate copies of the proxy statement, annual report, Irish Statutory Financial Statements or Notice of Internet Availability of Proxy Materials in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact us at the above address and phone number.

Shareholder Proposals for 2026 Annual General Meeting of Shareholders

Proposals of shareholders intended to be presented at our 2026 annual general meeting of shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us at our offices at c/o Secretary, Iterum Therapeutics plc, 25 North Wall Quay, Dublin 1, Ireland, no later than [ ], 2026, in order to be included in the proxy statement and proxy card relating to that meeting.

In addition, shareholders who intend to present matters for action at our 2026 annual general meeting or nominate directors for election to our board of directors (other than pursuant to Rule 14a-8) must comply with the requirements set forth in our Constitution. For such matters under our Constitution, proper written notice must be received by our secretary at our registered office at the address noted above, no earlier than March 20, 2026 and no later than April 19, 2026; except if the date of the 2026 annual general meeting is changed by more than thirty (30) days from the first anniversary date of the AGM, the shareholder's notice must be so received no earlier than one hundred and twenty (120) days prior to such annual general meeting and no later than the close of business on the later of (i) the 90th day prior to such annual general meeting or (ii) the 10th day following the day on which a public announcement of the date of the annual general meeting is first made.

In addition to satisfying the requirements of the advance notice provisions of our Constitution, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at our 2026 annual general meeting must provide us with the information required by Rule 14a-19(b) under the Exchange Act.

Important Notice of the Internet Availability of Proxy Materials for the 2025 Annual General Meeting:

The Notice and Proxy Statement, Irish Statutory Financial Statements and 2024 annual report to shareholders are available at https://central.proxyvote.com/pv/web.

APPENDIX A

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

CONSTITUTION

OF

ITERUM THERAPEUTICS PUBLIC LIMITED COMPANY

(as amended by all resolutions up to and including [September 10, 2025])

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

ITERUM THERAPEUTICS PUBLIC LIMITED COMPANY

1.
The name of the Company is Iterum Therapeutics public limited company.
2.
The Company is a public limited company for the purposes of Part 17 of the Companies Act 2014.
3.
The objects for which the Company is established are:
a.
To carry on the business of a holding company and to coordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatsoever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on, in all its branches, the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed necessary or appropriate by the Company’s board of directors and to exercise its powers as a shareholder of other companies.
b.
To carry on the business of a pharmaceuticals company and to research, develop, design, manufacture, produce, supply, buy, sell, distribute, import, export, provide, promote and otherwise deal in pharmaceuticals, active pharmaceutical ingredients and dosage pharmaceuticals and other devices or products of a pharmaceutical, medicinal or healthcare character and to hold intellectual property rights and to do all things usually done by persons carrying on the above mentioned activities or any of them or likely to be required in connection with any such activities.
c.
To invest in pharmaceutical and related assets, including, amongst other items, investments in pharmaceutical companies, products, businesses, divisions, technologies, devices, sales force and other marketing capabilities, development projects and related activities, licences, intellectual and similar property rights, premises and equipment, royalty rights and all other assets needed to operate a pharmaceuticals business.
d.
To establish, maintain and operate laboratories for the purposes of carrying on chemical, physical and other research in medicine, chemistry, industry or other unrelated or related fields.
e.
To invest (including long-term investments in, and acquisitions of, the shares or other securities or ownership interests in other companies) any monies of the Company in such investments and in such manner as may from time to time be determined, and to hold, sell or deal with such investments and generally to purchase, take on lease or in exchange or otherwise acquire any real and personal property and rights or privileges.
f.
To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building purposes, constructing, altering, pulling down, decorating, maintaining, fitting up and improving buildings and conveniences, and by planting, paving, draining, farming, cultivating, letting on building lease or building agreement and by advancing money to and entering into contracts and arrangements of all kinds with builders, tenants and others.
g.
To acquire and hold shares and stocks of any class or description, debentures, debenture stocks, bonds, bills, mortgages, obligations, investments, partnership interests, limited partnership interests, trust interests, membership interests and other securities or ownership interests of all descriptions and of any kind issued or guaranteed by any company or undertaking of whatever nature and wheresoever constituted or carrying on business or issued or guaranteed by any government, state, dominion, colony, sovereign ruler, commissioners, trust, public, municipal, local or other authority or body of whatever nature and wheresoever situated and investments, securities and property of all descriptions and of any kind, including real and chattel real estates, mortgages, reversions, assurance policies, contingencies and choses in action.

h.
To remunerate by cash payments or allotment of shares or securities or other ownership interests (including rights to acquire shares or securities or other ownership interests) of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company or any parent or subsidiary body corporate whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company's capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.
i.
To purchase for investment property of any tenure and any interest therein, and to make advances upon the security of land or other similar property or any interest therein.
j.
To acquire by purchase, exchange, lease, fee, farm grant or otherwise, either for an estate in fee simple or for any less estate or other estate or interest, whether immediate or reversionary and whether vested or contingent, any lands, tenements or hereditaments of any tenure, whether subject or not to any charges or encumbrances, and to hold, farm, work and manage and to let, sublet, mortgage or charge land and buildings of any kind, reversions, interests, annuities, life policies, and any other property real or personal, movable or immovable, either absolutely or conditionally, and either subject or not to any mortgage, charge, ground rent or other rents or encumbrances.
k.
To erect or secure the erection of buildings or other structures of any kind with a view of occupying or letting them or otherwise utilising them and to enter into any contracts or leases and to grant any licences necessary to effect the same.
l.
To maintain and improve any lands, tenements or hereditaments acquired by the Company or in which the Company is interested, in particular by decorating, maintaining, furnishing, fitting up and improving houses, shops, flats, maisonettes and other buildings and structures and to enter into contracts and arrangements of all kinds with tenants and others.
m.
To sell, exchange, mortgage (with or without power of sale), assign, turn to account or otherwise dispose of and generally deal with the whole or any part of the property, shares, stocks, securities, estates, rights or undertakings of the Company, real property, chattels real or personal, movable or immovable, either in whole or in part.
n.
To take part in the management, supervision, or control of the business or operations of any company or undertaking, and for that purpose to appoint and remunerate any directors, accountants, or other experts or agents to act as consultants, supervisors and agents of other companies or undertakings and to provide managerial, advisory, technical, design, purchasing and selling services and any other services deemed appropriate by the Company.
o.
To make, draw, accept, endorse, negotiate, issue, execute, discount and otherwise deal with bills of exchange, promissory notes, letters of credit, circular notes, and other negotiable or non-negotiable or transferable or non-transferrable instruments.
p.
To redeem, purchase, or otherwise acquire in any manner permitted by law any shares in the Company's capital or other securities or ownership interests of any kind issued by the Company.
q.
To guarantee, support or secure whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company or by both such methods, or by any other method whatsoever, the performance of the obligations of, and the repayment or payment of the principal amounts of and the premiums, interest, dividends and other amounts due on or with respect to any security of any person, firm or company, including any company which is for the time being the Company's holding company (as defined by section 8 of the Companies Act 2014) or subsidiary (as defined by section 7 of the Companies Act 2014) or another subsidiary as defined by the said section of the Company's holding company (as defined by section 8 of the Companies Act 2014) or otherwise associated with the Company in business notwithstanding the fact that the Company may not receive any consideration, advantage or benefit, direct or indirect from entering into such guarantee or other arrangement or transaction contemplated herein.
r.
To lend the funds of the Company with or without security and at interest or free of interest.
s.
To raise or borrow or secure the payment of money, including by the issue of bonds, debentures or debenture stock, perpetual or redeemable, or by mortgage, charge, lien or pledge upon the whole or any part of the undertaking, property, assets or rights of the Company, present or future, including its uncalled capital and generally in any other manner as the directors shall from time to time determine and to enter into or issue interest and currency hedging and swap agreements, forward rate agreements, interest and currency futures or options and other forms of financial instruments, and to purchase, redeem or pay off any of the foregoing and to guarantee any or all of the liabilities of the Company, any other company or any other person, and any debentures, debenture stock or other securities may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, transfer, drawings, allotments of shares, attending and voting at general meetings of the Company, appointment of directors and otherwise.
t.
To accumulate capital for any of the purposes of the Company, and to appropriate any of the Company's assets to specific purposes, either conditionally or unconditionally, and to admit any class or section of those who have any dealings with the Company to any share in the profits thereof or in the profits of any particular branch of the Company's business or to any other special rights, privileges, advantages or benefits.
u.
To reduce the share capital of the Company in any manner permitted by law.
v.
To make gifts or grant bonuses to officers or other persons who are or have been in the employment of the Company and to allow any such persons to have the use and enjoyment of such property, chattels or other assets belonging to the Company upon such terms as the Company shall think fit.
w.
To establish and maintain or procure the establishment and maintenance of any pension or superannuation fund (whether contributory or otherwise) for the benefit of and to give or procure the giving of donations, gratuities, pensions, annuities, allowances, emoluments or charitable aid to any persons who are or were at any time in the employment or service of the Company or any of its predecessors in business, or of any company which is a subsidiary of the Company or who may be or have been directors or officers of the Company, or of any such other company as aforesaid, or any persons in whose welfare the Company or any such other company as aforesaid may be interested and the wives, husbands, widows, widowers, families, relatives or dependants of any such persons, and to make payments towards insurance and assurance and to form and contribute to provident and benefit funds for the benefit of any such persons and to remunerate any person, firm or company rendering services to the Company or of any company which is a subsidiary of the Company, whether by cash payment, gratuities, pensions, annuities, allowances, emoluments or by the allotment of shares or securities of the Company credited as paid up in full or in part or otherwise.
x.
To employ experts to investigate and examine into the conditions, prospects, value, character and circumstances of any business concerns, undertakings, assets, property or rights.
y.
To insure the life of any person who may, in the opinion of the Company, be of value to the Company, as having or holding for the Company interests, goodwill, or influence or otherwise and to pay the premiums on such insurance.
z.
To distribute either upon a distribution of assets or division of profits among the Members of the Company in kind any property of the Company, and in particular any shares, debentures or securities of other companies belonging to the Company or of which the Company may have the power of disposing.
aa.
To give, whether directly or indirectly, and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company, or, where the Company is a subsidiary company, in its holding company.
bb.
To do and carry out all or any of the foregoing or following objects in any part of the world and either as principals, agents, contractors, trustees or otherwise, and either by or through agents, trustees or otherwise and either alone or in partnership or in conjunction with any other company, firm or person, provided that nothing herein contained shall empower the Company to carry on the business of insurance.
cc.
To apply for, purchase or otherwise acquire any patents, brevets d'invention, licences, trademarks, trade names, copyrights, industrial designs, know-how, concessions and other forms of intellectual property rights and the like conferring any exclusive or non-exclusive or limited or contingent rights to use, or any secret or other information as to any invention or process of the Company, or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop, or grant licences in respect of, or otherwise turn to account the property, rights or information so acquired.
dd.
To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company.
ee.
To acquire and undertake the whole or any part of the undertaking, business, property and liabilities of any person or company.
ff.
To adopt such means of making known the Company and its products and services as may seem expedient.

gg.
To acquire and carry on any business carried on by a subsidiary or a holding company of the Company or another subsidiary of a holding company of the Company.
hh.
To promote any company or companies for the purpose of acquiring all or any of the property and liabilities of this Company or for any other purpose which may seem directly or indirectly calculated to benefit this Company.
ii.
To amalgamate with, merge with or otherwise become part of or associated with any other company or association in any manner permitted by law.
jj.
To make voluntary dispositions of all or any part of the property and rights of the Company and to make gifts thereof or gratuitous payments either for no consideration or for a consideration less than the market value of such property or rights or the amount of cash payment or by all or any such methods.
kk.
To receive voluntary dispositions of all or any part of the undertakings, properties, assets or rights of any other corporation and to receive gifts thereof or gratuitous payments either for no consideration or for a consideration less than the market value of such property or rights or the amount of cash payment or by all or any such methods.
ll.
To do and carry out all such other things, except the issuing of policies of insurance, as may be deemed by the Company capable of being carried on in connection with the above objects or any of them or calculated to enhance the value of or render profitable any of the Company's undertakings, properties, assets or rights.

And it is hereby declared that (i) the word "company" in this clause, except where used in reference to this Company, shall be deemed to include any person, partnership, limited partnership, limited liability partnership, limited liability company, other corporate body, trust or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere and that the objects of the Company as specified in each of the foregoing paragraphs of this clause shall be separate and distinct objects and shall not be in anyway limited or restricted by reference to or inference from the terms of any other paragraph or the name of the Company and (ii) any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

4.
The liability of each Member is limited to the amount from time to time unpaid on such Member's Shares.
5.
The authorised share capital of the Company is US$2,600,000 divided into 160,000,000 Ordinary Shares of US$0.01 each and 100,000,000 Preferred Shares of US$0.01 each.
6.
The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended Articles of Association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company's Articles of Association for the time being.
7.
Capitalised terms that are not defined in this Memorandum of Association bear the same meaning as those given in the Articles of Association of the Company.

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

ITERUM THERAPEUTICS PUBLIC LIMITED COMPANY

TABLE OF CONTENTS

PRELIMINARY	A-8
REGISTERED OFFICE	A-10
SHARE CAPITAL; ISSUE OF SHARES	A-10
ORDINARY SHARES	A-11
PREFERRED SHARES	A-11
ISSUE OF WARRANTS	A-12
CERTIFICATES FOR SHARES	A-12
REGISTER OF MEMBERS	A-12
TRANSFER OF SHARES	A-13
REDEMPTION AND REPURCHASE OF SHARES	A-14
VARIATION OF RIGHTS OF SHARES	A-15
LIEN ON SHARES	A-15
CALLS ON SHARES	A-16
FORFEITURE	A-17
NON-RECOGNITION OF TRUSTS	A-18
TRANSMISSION OF SHARES	A-18
AMENDMENT OF MEMORANDUM OF ASSOCIATION; CHANGE OF LOCATION OF REGISTERED OFFICE; AND ALTERATION OF CAPITAL	A-18
CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE	A-19
GENERAL MEETINGS	A-20
NOTICE OF GENERAL MEETINGS	A-20
PROCEEDINGS AT GENERAL MEETINGS	A-21
VOTES OF MEMBERS	A-24
PROXIES AND CORPORATE REPRESENTATIVES	A-24
DIRECTORS	A-25
DIRECTORS' AND OFFICERS' INTERESTS	A-26
POWERS AND DUTIES OF DIRECTORS	A-27
MINUTES	A-28
DELEGATION OF THE BOARD'S POWERS	A-28
CHAIRPERSON AND EXECUTIVE OFFICERS	A-28
PROCEEDINGS OF DIRECTORS	A-29
RESIGNATION AND DISQUALIFICATION OF DIRECTORS	A-30
APPOINTMENT, ROTATION AND NOMINATION OF DIRECTORS	A-30
REMOVAL OF DIRECTORS	A-32
SECRETARY	A-32
SEAL	A-32

DIVIDENDS, DISTRIBUTIONS AND RESERVES	A-32
CAPITALISATION	A-33
ACCOUNTS	A-34
AUDIT	A-34
NOTICES	A-34
UNTRACED HOLDERS	A-36
DESTRUCTION OF DOCUMENTS	A-37
WINDING UP	A-37
INDEMNITY	A-38
FINANCIAL YEAR	A-39
SHAREHOLDER RIGHTS PLAN	A-39
BUSINESS COMBINATION	A-39

PRELIMINARY

1.
Sections 43(2), 43(3), 65(2)-(7), 77-81, 83(3), 94(1), 95(1), 96(2)-(11), 124, 125, 126(2) to (8), 144(3)-(4), 148(2), 158-165, 178(2), 180(5), 181(1), 181(6), 182(2), 182(5), 183(3), 186(c)(i), 187, 188, 193, 218(3)-(5), 229, 230, 338(5)-(6), 618(1)(b), 620(8), 1090, 1092, and 1113 of the Companies Act shall not apply to the Company. The provisions of the Companies Act which are stated therein to apply to a public limited company, save to the extent that its constitution is permitted to provide or state otherwise, will apply to the Company subject to the alterations contained in these Articles, and will, so far as not inconsistent with these Articles, bind the Company and its Members.
2.
2.1.
In these Articles:

"1990 Regulations"	The Companies Act 1990 (Uncertificated Securities) Regulations 1996 (S.I. No. 68 of 1996) as may be amended from time to time.
"address"	includes any number or address used for the purposes of communication by way of electronic mail or other electronic communication.
"Adoption Date"	means 30 May 2018.
"Articles" or "Articles of Association"	means these articles of association of the Company, as amended from time to time by Special Resolution.
"Assistant Secretary"	means any person appointed by the Board from time to time to assist the Secretary.
"Auditors"	means the persons for the time being performing the duties of the statutory auditors of the Company.
"Board"	means the board of Directors for the time being of the Company.
"Chairperson"	means the chairperson of the Board from time to time and/or chairperson of a general meeting of the Company as the context may require.
"clear days"

means, in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which notice is being given or on which an action or event for which notice is being given is to occur or take effect.

"Companies Act"	means the Companies Act 2014 and every statutory modification, replacement and re-enactment thereof for the time being in force.
"Company"	means Iterum Therapeutics plc.
"Court"	means the Irish High Court.
“Derivative Transaction”

means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial: (A) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Company, (B) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Company, (C) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes with respect to any securities of the Company, or (D) which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the Company, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the Company held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

"Directors"	means the directors for the time being of the Company.
"dividend"	includes dividends, final dividends, interim dividends and bonus dividends.

"electronic communication"	shall have the meaning given to those words in the Electronic Commerce Act 2000.
"electronic signature" "Enterprise"

shall have the meaning given to those words in the Electronic Commerce Act 2000.

means the Company and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise or entity which a person is or was serving at the request of the Company;

"Exchange"	means any securities exchange or other system on which the Shares of the Company may be listed or otherwise authorised for trading from time to time.
"Exchange Act"	means the Securities Exchange Act of 1934 of the United States of America.
"Member"	means a person who has agreed to become a member of the Company and whose name is entered in the Register of Members as a registered holder of Shares.
"Memorandum"	means the memorandum of association of the Company as amended from time to time by Special Resolution.
"month" "Official"	means a calendar month. means a director, officer, secretary, employee, trustee, agent, partner, managing member, fiduciary or other official of the Company or another Enterprise;
"Ordinary Resolution"	means an ordinary resolution of the Company's Members within the meaning of section 191 of the Companies Act.
"paid-up"	means paid-up in accordance with the Companies Act as to the nominal value and any premium payable in respect of the issue of any Shares and includes credited as paid-up.
"Redeemable Shares"	means redeemable shares in accordance with the Companies Act.
"Register of Members" or "Register"	means the register of Members of the Company maintained by or on behalf of the Company, in accordance with the Companies Act.
"registered office"	means the registered office for the time being of the Company.
"Seal"	means the seal of the Company, if any, and includes every duplicate seal.
"Secretary"

means the person appointed by the Board to perform any or all of the duties of secretary of the Company and includes an Assistant Secretary and any person appointed by the Board or the Secretary to perform the duties of secretary of the Company, in each case, when acting in the capacity of the secretary of the Company.

"Share"and "Shares"	means a share or shares in the capital of the Company.
"Special Resolution"	means a special resolution of the Company's Members within the meaning of section 191 of the Companies Act.
2.2.
In these Articles (unless otherwise specified):
i.
words importing the singular number include the plural number and vice-versa;
ii.
words importing the feminine gender include the masculine gender and the neuter and vice-versa;
iii.
words importing persons include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Ireland or elsewhere and references to a company, except where used in reference to the Company, shall be deemed to include any person, partnership, limited partnership, limited liability partnership, limited liability company, other corporate body, trust or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere;
iv.
expressions referring to "written" and "in writing" shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these Articles and/or where it constitutes writing in electronic form sent to the Company;

v.
expressions referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature;
vi.
references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;
vii.
any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;
viii.
reference to "officer" or "officers" in these Articles means any executive that has been designated by the Company as an "officer" and, for the avoidance of doubt, shall not have the meaning given to such term in the Companies Act and any such officers shall not constitute officers of the Company within the meaning of section 2(1) of the Companies Act;
ix.
headings are inserted for reference only and shall be ignored in construing these Articles; and
x.
references to US$, USD, $ or dollars shall mean United States dollars, the lawful currency of the United States of America and references to €, euro, or EUR shall mean the euro, the lawful currency of Ireland.

REGISTERED OFFICE

3.
The registered office shall be at such place in Ireland as the Board from time to time shall decide.

SHARE CAPITAL; ISSUE OF SHARES

4.
The authorised share capital of the Company is US$2,600,000 divided into 160,000,000 Ordinary Shares of US$0.01 each and 100,000,000 Preferred Shares of US$0.01 each.
5.
Subject to the provisions of these Articles relating to new Shares, the Shares shall be at the disposal of the Directors, and they may (subject to the provisions of the Companies Act) allot, issue, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its Members, but so that no Share shall be issued at a discount save in accordance with sections 71(4) and 1026 of the Companies Act, and so that, in the case of Shares offered to the public for subscription, the amount payable on application on each such Share shall not be less than one-quarter of the nominal amount of the Share and the whole of any premium thereon. To the extent permitted by the Companies Act, Shares may also be allotted by a committee of the Directors or by any other person where such committee or person is so authorised by the Directors.
6.
Subject to any requirement to obtain the approval of Members under any laws, regulations or the rules of any Exchange, the Board is authorised, from time to time, to grant such persons, for such periods and upon such terms as the Board deems advisable, options or awards to purchase or subscribe for any number of Shares of any class or classes or of any series of any class and other securities or ownership interests of the Company as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options or awards to be issued.
7.
7.1.
The Directors are, for the purposes of section 1021 of the Companies Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said section 1021) up to the amount of the Company's authorised but unissued share capital as at the Adoption Date and to allot and issue any Shares acquired by or on behalf of the Company pursuant to the provisions of the Companies Act and held as treasury shares and, unless it is renewed or a longer period of time is allowed under applicable law, this authority shall expire five years from the Adoption Date.
7.2.
The Directors are hereby empowered pursuant to sections 1022 and 1023(3) of the Companies Act to allot equity securities within the meaning of the said section 1023 for cash pursuant to the authority conferred by Article 7.1 as if section 1022 of the Companies Act did not apply to any such allotment.
7.3.
The Company may before the expiry of the authorities conferred by Articles 7.1 and/or 7.2 make an offer or agreement which would or might require relevant securities (as defined in section 1021 of the Companies Act) and/or equity securities (as defined in section 1023 of the Companies Act), as the case may be, to be allotted after such expiry and the Board may allot relevant securities and/or equity securities in pursuance of such an offer or agreement as if the authorities conferred by Articles 7.1 and/or 7.2 had not expired.

7.4.
The Company may issue permissible letters of allotment (as defined by section 1019 of the Companies Act) to the extent permitted by the Companies Act.
8.
The Company may pay commission to any person in consideration of any person subscribing or agreeing to subscribe, whether absolutely or conditionally, for the Shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any Shares in the Company on such terms and, subject to the provisions of the Companies Act and to such conditions as the Board may determine including by paying cash or allotting and issuing fully or partly paid Shares or any combination of the two. The Company may also on any issue of Shares pay such brokerage as may be lawful.

ORDINARY SHARES

9.
The rights and restrictions attaching to the Ordinary Shares shall be as follows:
9.1.
subject to the right of the Company to set record dates for the purposes of determining the identity of Members entitled to notice of and/or to vote at a general meeting and any rules or regulations applicable to the conduct of any general meeting of the Company, the right to attend and speak at any general meeting of the Company and to exercise one vote per Ordinary Share held at any general meeting of the Company;
9.2.
the right to participate pro rata in all dividends declared by the Company with respect to the Ordinary Shares; and
9.3.
the right, in the event of the Company's winding up, to participate pro rata with all other Ordinary Shares in the total assets of the Company.
10.
The rights attaching to the Ordinary Shares shall be subject to the terms of issue of any series or class of Preferred Shares allotted by the Directors from time to time in accordance with Article 13.
11.
Unless the Board specifically resolves to treat such acquisition as a purchase for the purposes of the Companies Act, an Ordinary Share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company (including any agent or broker acting on behalf of the Company) and any third party pursuant to which the Company acquires or will acquire Ordinary Shares, or an interest in Ordinary Shares, from such third party and the Company is hereby authorised to enter into any such agreement, transaction or trade. In these circumstances, the acquisition of such shares or interest in shares by the Company shall constitute the redemption of a Redeemable Share in accordance with the Companies Act. No resolution, whether special or otherwise, shall be required to be passed to deem any Ordinary Share a Redeemable Share, or to authorise the redemption of such a Redeemable Share and once deemed to be a Redeemable Share such share shall be redeemable at the instance of the Company.
12.
All Ordinary Shares shall rank pari passu with each other in all respects.

PREFERRED SHARES

13.
The Directors are authorised to issue all or any of the authorised but unissued Preferred Shares from time to time in one or more classes or series, and to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Directors providing for the issuance of such class or series, including (but not limited to) the authority to provide that any such class or series may be:
13.1.
redeemable at the option of the Company, or the holders, or both, with the manner of the redemption to be set by the Directors, and redeemable at such time or times, including upon a fixed date, and at such price or prices as the Directors may determine;
13.2.
entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times as the Directors may determine, and which may be payable in preference to, or in such relation to, the dividends payable on any other class or classes of Shares or any other series as the Directors may determine;
13.3.
entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company as the Directors may determine; or
13.4.
convertible into, or exchangeable for, Shares of any other class or classes of Shares, or of any other series of the same or any other class or classes of Shares, of the Company at such price or prices or at such rates of exchange and with such adjustments as the Directors may determine.

The Directors may at any time before the allotment of any Preferred Share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such Preferred Shares.

14.
The rights conferred upon the holder of any pre-existing Shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of Preferred Shares in accordance with Article 13.

ISSUE OF WARRANTS

15.
The Board may issue warrants to subscribe for any class of Shares or other securities of the Company on such terms as it may from time to time determine.

CERTIFICATES FOR SHARES

16.
Unless otherwise provided for by the Board or the rights attaching to or by the terms of issue of any particular Shares, or to the extent required by any Exchange, depository or any operator of any clearance or settlement system or by law, no person whose name is entered as a Member in the Register of Members shall be entitled to receive a share certificate for any Shares of any class held by him or her (nor on transferring a part of holding, to a certificate for the balance).
17.
Any share certificate, if issued, shall specify the number of Shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Board. Such certificates may be under Seal. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. The name and address of the person to whom the Shares represented thereby are issued, with the number of Shares and date of issue, shall be entered in the Register of Members. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and cancelled. The Board may authorise certificates to be issued with the Seal and authorised signature(s) affixed by some method or system of mechanical or electronic process. In respect of a Share or Shares held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders.
18.
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Board may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

REGISTER OF MEMBERS

19.
The Company shall maintain or cause to be maintained a Register of its Members in accordance with the Companies Act.
20.
If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register or Registers of Members at such location or locations within or outside Ireland as the Board thinks fit. The original Register of Members shall be treated as the Register of Members for the purposes of these Articles and the Companies Act.
21.
The Company, or any agent(s) appointed by it to maintain any duplicate Register of Members in accordance with these Articles shall, as soon as practicable and on a regular basis record, or procure the recording of, in the original Register of Members, all transfers of Shares effected on any duplicate Register of Members and shall at all times maintain the original Register of Members in such manner as to show at all times the Members for the time being and the Shares respectively held by them, in all respects in accordance with the Companies Act.
22.
The Company shall not be bound to register more than four (4) persons as joint holders of any Share. If any Share shall stand in the names of two (2) or more persons, the person first named in the Register of Members shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of these Articles, all or any other matters connected with the Company.

TRANSFER OF SHARES

23.
Subject to such of the restrictions of these Articles and to such of the conditions of issue or transfer as may be applicable, all transfers of Shares shall be effected by an instrument in writing (an "instrument of transfer") in such form as the Board or the Secretary may approve. All such instruments of transfer must be left at the registered office or at such other place as the Board or the Secretary may specify and all such instruments of transfer shall be retained by the Company.
24.
a.
In the case of transfers to Cede & Co (or to any successor thereto, or to any other affiliate or nominee of The Depositary Trust Company or of any successor to The Depositary Trust Company) the instrument of transfer shall not be effective until executed by:
i.
the Secretary (or such person as may be nominated by the Secretary for this purpose) on behalf of the Company; and
ii.
by the transferor or alternatively by or on behalf of the transferor by the Secretary (or such person as may be nominated by the Secretary for this purpose) on behalf of the Company, and the Company shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company.
b.
In the case of transfers other than those to Cede & Co (or to any successor thereto, or to any other affiliate or nominee of The Depositary Trust Company or of any successor to The Depositary Trust Company), the instrument of transfer of any Share shall be executed by the transferor or alternatively for and on behalf of the transferor by the Secretary (or such other person as may be nominated by the Secretary for this purpose) on behalf of the Company, and the Secretary (or relevant nominee), acting on behalf of the Company shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company.
c.
An instrument of transfer need not be executed by the transferee except to the extent required by the Companies Act. Any document which records the name of the transferor, the name of the transferee, the class and number of Shares agreed to be transferred and the date of the agreement to transfer the Shares, shall, once executed in accordance with this Article, be deemed to be a proper instrument of transfer for the purposes of section 94 of the Companies Act.
d.
The transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Board so determine.
e.
The Company, at its absolute discretion and insofar as the Companies Act or any other applicable law permits, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of Shares on behalf of the transferor or transferee of such Shares of the Company. If stamp duty resulting from the transfer of Shares in the Company which would otherwise be payable by the transferor or transferee is paid by the Company or any subsidiary of the Company on behalf of the transferor or transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled, but not required, to (i) seek reimbursement of the stamp duty from the transferor or transferee, (ii) set-off the stamp duty against any dividends payable to the transferor or transferee of those Shares or (iii) claim a first and permanent lien on the Shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid.
f.
Notwithstanding the provisions of these Articles and subject to any regulations made under section 1086 of the Companies Act or the 1990 Regulations (including any modification thereof or any regulations in substitution therefor made under the Companies Act or otherwise), title to any Shares in the Company may also be evidenced and transferred without a written instrument in accordance with section 1086 of the Companies Act or any regulations made thereunder or the 1990 Regulations (including any modification thereof or any regulations in substitution therefor made under the Companies Act or otherwise). The Board shall have power to permit any class of Shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

25.
The Board may, without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, without assigning any reason, refuse to register a transfer of any Share unless:
a.
the instrument of transfer is fully and properly completed and is lodged with the Company at the registered office or at such other place as the Board or the Secretary may specify accompanied by the certificate(s) for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;
b.
the instrument of transfer is in respect of only one class of Shares;
c.
a registration statement under the Securities Act of 1933 (as amended) of the United States of America is in effect with respect to such transfer or such transfer is exempt from registration and, if requested by the Board, a written opinion from counsel reasonably acceptable to the Board is obtained to the effect that such transfer is exempt from registration;
d.
the instrument of transfer is properly stamped (in circumstances where stamping is required);
e.
in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four;
f.
it is satisfied, acting reasonably, that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; and
g.
it is satisfied, acting reasonably, that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.
26.
If the Board shall refuse to register a transfer of any Share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of such refusal.
27.
The Company shall not be obligated to make any transfer to an individual under 18 years of age or to a person in respect of whom an order has been made by a competent court or official on the grounds that he or she is or may be suffering from mental disorder or is otherwise incapable of managing his or her affairs or under other legal disability.
28.
Upon every transfer of Shares, the certificate (if any) held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and subject to Article 16 a new certificate may be issued without charge to the transferee in respect of the Shares transferred to him or her, and if any of the Shares included in the certificate so given up shall be retained by the transferor, a new certificate in respect thereof may be issued to him or her without charge.

REDEMPTION AND REPURCHASE OF SHARES

29.
Subject to the provisions of Chapter 6 of Part 3 and Chapter 5 of Part 17 of the Companies Act and the other provisions of this Article 29, and without prejudice to Article 13, the Company may:
29.1.
pursuant to section 66(4) of the Companies Act, allot and issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as may be determined by the Board;
29.2.
redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Shares so redeemed or may hold them as treasury shares (as defined by section 106(1) of the Companies Act) and re-issue such treasury shares as Shares of any class or classes or cancel them;
29.3.
subject to or in accordance with the provisions of the Companies Act and without prejudice to any relevant special rights attached to any class of Shares, pursuant to section 105 and Chapter 5 of Part 17 of the Companies Act, acquire any of its own Shares (including any Redeemable Shares and without any obligation to acquire on any pro rata basis as between Members or Members of the same class) and may cancel any Shares so acquired or hold them as treasury shares (as defined by section 106(1) of the Companies Act) and may re-issue any such Shares as Shares of any class or classes or cancel them; or
29.4.
convert any of its Shares into Redeemable Shares provided that the total number of Shares which shall be redeemable pursuant to this authority shall not exceed the limit in section 1071(b) of the Companies Act. No resolution of Members, whether special or otherwise, shall be required to be passed to convert any of the Company's Shares into Redeemable Shares.

30.
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Companies Act.
31.
The holder of the Shares being redeemed or purchased shall be bound to deliver up to the Company, at its registered office or such other place as the Board shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him or her the purchase or redemption monies or consideration in respect thereof.

VARIATION OF RIGHTS OF SHARES

32.
Without prejudice to the authority conferred on the Directors pursuant to Article 13 to issue Preferred Shares in the capital of the Company, if at any time the share capital of the Company is divided into different classes or series of Shares, the rights attached to any class or series (unless otherwise provided by the terms of issue of the Shares of that class or series) may be varied or abrogated with the consent in writing of the holders of a majority of the issued Shares of that class or series entitled to vote on such variation or abrogation, or with the sanction of an Ordinary Resolution passed at a general meeting of the holders of the Shares of that class or series.
33.
The provisions of these Articles relating to general meetings of the Company shall apply mutatis mutandis to every such general meeting of the holders of one class or series of Shares except that the necessary quorum shall be one or more persons holding or representing by proxy at least a majority of the issued Shares of the class or series.
34.
The rights conferred upon the holders of the Shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class or series, be deemed to be varied by (i) the creation or issue of further Shares ranking pari passu therewith; (ii) a purchase or redemption by the Company of its own Shares; or (iii) the creation or issue for value (as determined by the Board) of further Shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them. For the avoidance of doubt:
34.1.
the issue, redemption or purchase of any of the 100,000,000 Preferred Shares of US$0.01 each shall not constitute a variation of the rights of the holders of Ordinary Shares; and
34.2.
the issue of Preferred Shares or any class or series of Preferred Shares which rank pari passu with, or junior to, any existing Preferred Shares or class or series of Preferred Shares shall not constitute a variation of the existing Preferred Shares or class or series of Preferred Shares.

LIEN ON SHARES

35.
The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all monies (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Board, at any time, may declare any Share to be wholly or in part exempt from the provisions of this Article 35. The Company's lien on a Share shall extend to all monies payable in respect of it.
36.
The Company may sell in such manner as the Board determines any Share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen (14) clear days after notice demanding payment, stating that if the notice is not complied with the Share may be sold, has been given to the holder of the Share or to the person entitled to it by reason of the death, bankruptcy or insolvency of the holder or otherwise by operation of law or regulation (whether of Ireland or otherwise).
37.
To give effect to a sale, the Board may authorise some person to execute an instrument of transfer of the Share(s) sold to, or in accordance with, the directions of the transferee. The transferee shall be entered in the Register as the holder of the Share(s) comprised in any such transfer and he or she shall not be bound to see to the application of the purchase monies nor shall his or her title to the Share be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.
38.
The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the Shares sold and subject to a like lien for any monies not presently payable as existed upon the Shares before the sale) shall be paid to the person entitled to the Shares at the date of the sale.

39.
Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any Shares registered in the Register as held either jointly or solely by any Members or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Member by the Company on, or in respect of, any Shares registered as mentioned above or for or on account or in respect of any Member and whether in consequence of:
i.
the death of such Member;
ii.
the non-payment of any income tax or other tax by such Member;
iii.
the non-payment of any estate, probate, succession, death, stamp or other duty by the executor or administrator of such Member or by or out of his or her estate; or
iv.
any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of Shares renders the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

39.1.
the Company shall be fully indemnified by such Member or his or her executor or administrator from all liability;
39.2.
the Company shall have a lien upon all dividends and other monies payable in respect of the Shares registered in the Register as held either jointly or solely by such Member for all monies paid or payable by the Company as referred to above in respect of such Shares or in respect of any dividends or other monies thereon or for or on account or in respect of such Member under or in consequence of any such law, together with interest at the rate of fifteen percent (15%) per annum (or such other rate as the Board may determine) thereon from the date of payment to date of repayment, and the Company may deduct or set off against such dividends or other monies so payable any monies paid or payable by the Company as referred to above together with interest at the same rate;
39.3.
the Company may recover as a debt due from such Member or his or her executor or administrator (wherever constituted) any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period referred to above in excess of any dividends or other monies then due or payable by the Company; and
39.4.
the Company may, if any such money is paid or payable by it under any such law as referred to above, refuse to register a transfer of any Shares by any such Member or his or her executor or administrator until such money and interest is set off or deducted as referred to above or, in the case that it exceeds the amount of any such dividends or other monies then due or payable by the Company, until such excess is paid to the Company.
40.
Subject to the rights conferred upon the holders of any class of Shares, nothing in Article 39 will prejudice or affect any right or remedy which any law may confer or purport to confer on the Company. As between the Company and every such Member as referred to above (and, his or her executor, administrator and estate, wherever constituted), any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

41.
Subject to the terms of allotment, the Board may make calls upon the Members in respect of any monies unpaid on their Shares and each Member (subject to receiving at least fourteen (14) clear days' notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his or her Shares. A call may be required or permitted to be paid in instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part, and payment of a call may be postponed in whole or in part.
42.
A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.
43.
A person on whom a call is made shall (in addition to a transferee) remain liable notwithstanding the subsequent transfer of the Share in respect of which the call is made.
44.
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

45.
If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the Share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Companies Act), but the Board may waive payment of the interest wholly or in part.
46.
An amount payable in respect of a Share on allotment or at any fixed date, whether in respect of nominal value or by way of premium, shall be deemed to be a call and, if it is not paid, the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.
47.
Subject to the terms of allotment, the Board may make arrangements on the issue of Shares for a difference between the holders in the amounts and times of payment of calls on their Shares.
48.
The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the monies uncalled and unpaid upon any Shares held by him or her, and upon all or any of the monies so advanced may pay (until the same would, but for such advance, become payable) interest at such rate as may be agreed upon between the Directors and the Member paying such sum in advance.

FORFEITURE

49.
If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on him or her requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.
50.
The notice shall state a further day (not earlier than the expiration of fourteen (14) clear days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed, the Shares in respect of which the call was made will be liable to be forfeited.
51.
If the requirements of any such notice as aforesaid are not complied with, then at any time thereafter before the payment required by the notice has been made, any Shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Shares and not paid before forfeiture. The Board may accept a surrender of any Share liable to be forfeited hereunder.
52.
On the trial or hearing of any action for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.
53.
A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal, such a Share is to be transferred to any person, the Board may authorise some person to execute an instrument of transfer of the Share to that person. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and thereupon he or she shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall his or her title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.
54.
A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but nevertheless shall remain liable to pay to the Company all monies which, at the date of forfeiture, were payable by him or her to the Company in respect of the Shares, without any deduction or allowance for the value of the Shares at the time of forfeiture but his or her liability shall cease if and when the Company shall have received payment in full of all such monies in respect of the Shares.
55.
A statement in writing that the maker of the statement is a Director or the Secretary of the Company, and that a Share in the Company has been duly forfeited on the date stated in the statement, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.
56.
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the nominal value of the Share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

57.
The Directors may accept the surrender of any Share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered Share shall be treated as if it has been forfeited.

NON-RECOGNITION OF TRUSTS

58.
The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these Articles or to the extent required by law) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these Articles or the Companies Act) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder. This shall not preclude the Company from requiring the Members or a transferee of Shares to furnish the Company with information as to the beneficial ownership of any Share when such information is reasonably required by the Company.

TRANSMISSION OF SHARES

59.
If a Member dies, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he or she was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to his or her interest in the Shares; but nothing herein contained shall release the estate of any deceased holder from any liability in respect of any Share which had been jointly held by him or her solely or jointly with other persons.
60.
A person becoming entitled to a Share in consequence of the death, bankruptcy, liquidation or insolvency of a Member, or otherwise becoming entitled to a Share by operation of any law, directive or regulation (whether of Ireland, the European Union, or any other jurisdiction) may elect, upon such evidence of title being produced as the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose) may reasonably require at any time and from time to time, and subject as further provided in this Article, either to become the holder of the Share or to have some person nominated by him or her registered as the transferee of such Share. If he or she elects to become the holder of the Share, he or she shall give notice to the Company to that effect and, where the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose) are satisfied with the evidence of title produced to them, they may register such person as the holder of the Share, subject to the other provisions of these Articles and of the Companies Act. If he or she elects to have another person registered as the transferee of the relevant Share, he or she shall execute an instrument of transfer of the Share to that person. All of these Articles relating to the transfer of Shares shall apply to the notice or instrument of transfer as if it were an instrument of transfer executed by the relevant Member and the event giving rise to the entitlement of the relevant person to the Shares had not occurred.
61.
A person becoming entitled to a Share by transmission shall have the rights to which he or she would be entitled if he or she were the holder of the Share (including the right to receive and give a valid discharge for any dividends, distributions or other moneys payable on or in respect of the Share), except that, before being registered as the holder of the Share, he or she shall not be entitled in respect of it to receive notices of, or to attend or vote at, any meeting of the Company or at any separate meeting of holders of any class of Shares in the Company. The Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose), at any time, may give notice requiring any such person to elect either to be registered himself or herself as the holder of the Share or to transfer the Share and, if the notice is not complied with within ninety (90) days, the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose) thereupon may withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

AMENDMENT OF MEMORANDUM OF ASSOCIATION; CHANGE OF LOCATION OF REGISTERED OFFICE; AND ALTERATION OF CAPITAL

62.
The Company may by Ordinary Resolution (or as otherwise provided in these Articles, or determined by the Board, or otherwise permitted under applicable law):
62.1.
divide its share capital into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;
62.2.
increase the authorised share capital by such sum to be divided into Shares of any nominal value;
62.3.
consolidate and divide all or any of the Shares into Shares of a larger nominal value than the existing Shares;

62.4.
subdivide the Shares, or any of them, into Shares of a smaller nominal value, so however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived (and so that the Board may determine that, as between the holders of the Shares resulting from such sub-division, one or more of the Shares may have, as compared with the others, any such preferred, deferred or other rights or be subject to any such restrictions as the Company has power to attach to unissued or new Shares);
62.5.
cancel any Shares which have not been taken or agreed to be taken by any person and diminish the amount of the Company's share capital by the amount of the Shares so cancelled;
62.6.
increase the nominal value of any of the Shares by the addition to them of any undenominated capital;
62.7.
reduce the nominal value of any of the Shares by the deduction from them of any part of that value, subject to the crediting of the amount of the deduction to undenominated capital, other than the share premium account;
62.8.
convert any undenominated capital into Shares for allotment as bonus shares to holders of existing Shares; and/or
62.9.
subject to applicable law, change the currency denomination of its share capital.
63.
Subject to the provisions of the Companies Act, the Company may:
63.1.
by Special Resolution (or as otherwise required or permitted by applicable law) change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles;
63.2.
by Special Resolution (or as otherwise required or permitted by these Articles and applicable law (including, without limitation, section 83 of the Companies Act)) reduce its issued share capital and any capital redemption reserve fund, share premium account or undenominated capital account. In relation to such reductions, the Company may by Special Resolution (or as otherwise required or permitted by these Articles and applicable law) determine the terms upon which the reduction is to be effected, including in the case of a reduction of part only of any class of Shares, those Shares to be affected; and
63.3.
by resolution of the Directors, change the location of its registered office.
64.
Where any difficulty arises in regard to any alteration or reorganisation of the share capital of the Company, the Board may settle the same as they think expedient and in particular, may arrange to sell any Shares representing fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale in due proportion among those Members, and the Board may authorise any person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his or her title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

65.
For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, the Board may provide, subject to the requirements of section 174 of the Companies Act, that the Register of Members shall be closed for transfers at such times and for such periods, not exceeding in the whole thirty (30) days in each year, as it may determine. If the Register of Members shall be so closed for the purpose of determining Members entitled to notice of, or to vote at, a meeting of Members, such Register of Members shall be so closed for at least five (5) days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.
66.
In lieu of, or apart from, closing the Register of Members, the Board may fix in advance a date as the record date (a) for any such determination of Members entitled to notice of or to vote at a meeting of the Members, which record date shall not be more than sixty (60) days before the date of such meeting, and (b) for the purpose of determining the Members entitled to receive payment of any dividend or other distribution, or in order to make a determination of Members for any other proper purpose, which record date shall not be more than sixty (60) days prior to the date of payment of such dividend or other distribution or the taking of any action to which such determination of Members is relevant.

67.
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles shall be the record date for such determination of Members. Where a determination of Members entitled to vote at any meeting of Members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

GENERAL MEETINGS

68.
The Board shall convene and the Company shall hold annual general meetings in accordance with the requirements of the Companies Act.
69.
The Board may, whenever it thinks fit, and shall, on the requisition in writing of Members holding such number of Shares as is prescribed by, and made in accordance with the Companies Act, convene a general meeting in the manner required by the Companies Act. All general meetings other than annual general meetings shall be called extraordinary general meetings. Where any provision of the Companies Act confers rights on the members of a company to convene a general meeting without first directing the board of directors to convene a general meeting and expresses such rights to apply save where a company's articles of association or constitution provides otherwise, such rights shall not apply to the Members of the Company.
70.
The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notice calling it. Not more than fifteen (15) months shall elapse between the date of one annual general meeting of the Company and that of the next. Each general meeting shall be held at such time and place as designated by the Board and as specified in the notice of meeting. Subject to section 176 of the Companies Act, all general meetings may be held outside of Ireland.
71.
The Board may authorise the Secretary to postpone or cancel any general meeting called in accordance with the provisions of these Articles (other than a meeting requisitioned by the Members in accordance with the Companies Act or the postponement or cancellation of which would be contrary to the Companies Act, law or a Court order pursuant to the Companies Act) if the Board considers that, for any reason, it is impractical or unreasonable to hold the general meeting, provided that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for any postponed meeting shall be given to each Member in accordance with the provisions of these Articles.

NOTICE OF GENERAL MEETINGS

72.
Subject to the provisions of the Companies Act allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called on at least twenty-one (21) clear days' notice and all other extraordinary general meetings shall be called on at least fourteen (14) clear days' notice. Such notice shall state the date, time, place of the meeting and the general nature of the business to be considered. Every notice shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on any Exchange.
73.
A general meeting of the Company shall, whether or not the notice specified in Article 72 has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if applicable law so permits and it is so agreed by the Auditors and by all the Members entitled to attend and vote thereat or by their proxies.
74.
The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given in any manner permitted by these Articles to all Members.
75.
There shall appear with reasonable prominence in every notice of general meeting of the Company a statement that a Member entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of him or her and that a proxy need not be a Member of the Company.
76.
The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting.

77.
In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate the notice or any resolution passed or any proceeding at any such meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS

78.
The business of annual general meetings shall include:
a.
the consideration of the Company’s statutory financial statements and the report of the Directors and the report of the Auditors on those statements and that report;
b.
the review by the Members of the Company’s affairs;
c.
the appointment or re-appointment of Auditors;
d.
the authorisation of the Directors to approve the remuneration of the Auditors; and
e.
the election and re-election of Directors.
79.
No business shall be transacted at any general meeting unless a quorum is present. One or more Members present in person or by proxy (whether or not such Member actually exercises his voting rights in whole, in part or at all at the relevant general meeting) holding not less than a majority of the issued and outstanding Shares of the Company entitled to vote at the meeting in question shall be a quorum.
80.
If within 15 minutes (or such longer time not exceeding one hour as the Chairperson of the meeting may decide to wait) after the time appointed for the holding of the meeting a quorum is not present, or if during the meeting a quorum ceases to be present, the meeting (i) if convened on the requisition of Members, shall be dissolved; and (ii) in any other case, shall stand adjourned to the same day in the next week or to such other day and at such other time and place as the Chairperson (or, in default, the Board) may, subject to the provisions of the Companies Act, determine. If at such adjourned meeting a quorum is not present within 15 minutes after the time appointed for holding it the adjourned meeting shall be dissolved.
81.
If the Board wishes to make this facility available to Members for any or all general meetings of the Company, a Member may participate in any general meeting of the Company by means of a telephone, video, electronic or similar communication equipment by way of which all persons participating in such meeting can communicate with each other simultaneously and instantaneously and such participation shall be deemed to constitute presence in person at the meeting.
82.
Each Director and the Auditors shall be entitled to attend and speak at any general meeting of the Company.
83.
The Chairperson, or in his absence, some other Director nominated by the Directors shall preside at every general meeting of the Company, but if at any meeting neither the Chairperson, nor such other Director, is present within fifteen minutes after the time appointed for the holding of the meeting, or if none of them are willing to act as Chairperson, the Directors present shall choose some Director present to be Chairperson, or if no Director is present, or if all the Directors present decline to take the chair, the Members present shall choose some Member present to be Chairperson.
84.
The Chairperson of the meeting may, and shall if so directed by the meeting (upon the passage of an Ordinary Resolution), adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished, or which might have been transacted, at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting. Without prejudice to any other power of adjournment which the Chairperson of the meeting may have under these Articles, at common law or otherwise, the Chairperson may, without the consent of the meeting, adjourn the meeting from time to time (or indefinitely) and from place to place if he or she decides that it is necessary or appropriate to do so in order to: (a) secure the proper and orderly conduct of the meeting (b) give all persons entitled to do so an opportunity of attending the meeting (c) give all persons entitled to do so a reasonable opportunity of speaking and voting at the meeting or (d) ensure that the business of the meeting is properly concluded or disposed of, including (without limitation) for the purpose of determining the result of a poll.

85.
85.1.
Subject to the Companies Act, a resolution may only be put to a vote at a general meeting of the Company or of any class of Members if:
i.
it is specified in the notice of meeting;
ii.
it is proposed by or at the direction of the Board;
iii.
it is proposed at the direction of a court of competent jurisdiction;
iv.
it is proposed pursuant to, and in accordance with, the procedures and requirements of Article 86 or 151;
v.
it is proposed on the requisition in writing of such number of Members as is prescribed by, and is made in accordance with, section 178(3) of the Companies Act;
vi.
the Chairperson of the meeting decides that the resolution may properly be regarded as within the scope of the meeting; or
vii.
it has not been withdrawn by the Chairperson in accordance with Article 85.2.
85.2.
The Chairperson of the meeting may, at his sole discretion, withdraw any resolution to be put to a vote at a general meeting of the Company or of any class of Members and such withdrawal shall not invalidate the proceedings of such meeting and shall be without prejudice to any other resolutions to be put to a vote at such general meeting of the Company or any class of Members.
85.3.
No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the Chairperson of the meeting decides that the amendment or the amended resolution may properly be put to a vote at that meeting.
85.4.
If the Chairperson of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his or her ruling. Any ruling by the Chairperson of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.
86.
86.1.
For business to be properly requested by a Member to be brought before a general meeting, (other than nominations of directors, which may only be made in accordance with Article 151.1) the Member must:
a)
be a Member of the Company at the time of the giving of the notice for such general meeting;
b)
be entitled to vote at such meeting; and
c)
have given timely and proper notice in writing to the Secretary in accordance with this Article 86.
86.2.
To be timely for an annual general meeting, a Member's notice to the Secretary must be delivered to or mailed and received at the registered office of the Company (i) with respect to the first annual general meeting of the Company as a public limited company, not later than the 10th day following the day on which public announcement of the date of such annual general meeting is first made by the Company and (ii) with respect to all other annual general meetings, not less than ninety (90) days nor (except for shareholder proposals subject to Rule14a-8(e)(3) of the Exchange Act) more than one hundred and twenty (120) days prior to the first anniversary of the date of the notice convening the preceding year's annual general meeting provided, however, that if the date of the annual general meeting is changed by more than thirty (30) days from the first anniversary date of the preceding year's annual general meeting, the Member's notice must be so received not earlier than one hundred and twenty (120) days prior to such annual general meeting and not later than the close of business on the later of (x) the 90th day prior to such annual general meeting or (y) the 10th day following the day on which a public announcement of the date of the annual general meeting is first made. In no event shall the adjournment or postponement of any annual general meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Member’s notice to the Secretary pursuant to this Article 86.2.
86.3.
To be timely for a general meeting (other than an annual general meeting), a Member's notice to the Secretary must be delivered to or mailed and received at the registered office of the Company not less than ninety (90) days nor (except for shareholder proposals subject to Rule14a-8(e)(3) of the Exchange Act) more than one hundred and twenty (120) days prior to the date of such meeting or, if the first public announcement of the date of such meeting is less than 100 days prior to the date of such meeting, the 10th day following the date on which public announcement is first made of the date of the general meeting. In no event shall the adjournment or postponement of any general meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Member’s notice to the Secretary pursuant to this Article 86.2.
86.4.
To be in proper written form, a Member's notice shall set forth as of the date of the notice and as to the Member giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a Proponent and collectively, the Proponents) as to each matter such Member proposes to bring before the meeting:
a)
a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;
b)
the name and address, as they appear in the Register of Members, of each Proponent;
c)
the class, series and number of Shares of the Company which are beneficially owned by each Proponent;
d)
any material interest of the Member, or of any other person on whose behalf such business is raised, in such business;
e)
a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing;
f)
a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Company entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Article 151) or to propose the business that is specified in the notice (with respect to a notice under Article 86);
g)
a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees (with respect to a notice under Article 151) or to carry such proposal (with respect to a notice under Article 86);
h)
to the extent known by any Proponent, the name and address of any other Member supporting the proposal on the date of such Member’s notice; and
i)
a description of all Derivative Transactions by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.
86.5.
The Chairperson shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Article and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
87.
Except where a greater majority is required by the Companies Act or where these Articles provide otherwise, any question proposed for a decision of the Members at any general meeting of the Company or a decision of any class of Members at a separate meeting of any class of Shares shall be decided by an Ordinary Resolution.
88.
At any general meeting, a resolution put to the vote of the meeting shall be decided on a poll. The Board or the Chairperson may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted.
89.
A poll demanded on the election of the Chairperson or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the Chairperson of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.
90.
No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll, a Member entitled to more than one vote need not use all his or her votes or cast all the votes he or she uses in the same way.
91.
If authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic and/or telephonic transmission, provided that any such electronic or telephonic submission must either set forth or be submitted with information from which it can be determined that the electronic or telephonic submission has been authorised by the Member or proxy.

92.
The Board may adopt such rules, regulations and procedures for the conduct of any meeting of the Members as it deems appropriate. Except to the extent inconsistent with any applicable rules, regulations or procedures adopted by the Board, the Chairperson of any meeting may adopt such rules, regulations and procedures for the meeting, and take such actions with respect to the conduct of the meeting, as the Chairperson of the meeting deems appropriate. The rules, regulations and procedures adopted may include, without limitation, ones that (i) establish an agenda or order of business, (ii) are intended to maintain order and safety at the meeting, (iii) contain limitations on attendance at or participation in the meeting to Members of record of the Company, their duly authorised proxies or such other persons as the Chairperson of the meeting shall determine, (iv) contain restrictions on entry to the meeting after the time fixed for its commencement and (v) limit the time allotted to Member questions or comments.

VOTES OF MEMBERS

93.
Subject to any rights or restrictions for the time being attached to any class or classes of Shares, every Member present in person or by proxy shall have one vote for each Share registered in his or her name in the Register of Members.
94.
In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.
95.
A Member of unsound mind, a Member who has made an enduring power of attorney, or in respect of whom an order has been made by any court, having jurisdiction in cases of unsound mind, may vote by his or her committee, donee of an enduring power of attorney, receiver, guardian or other person appointed by the foregoing court, and any such committee, donee of an enduring power of attorney, receiver, guardian or other persons appointed by the foregoing court may vote by proxy.
96.
No Member shall be entitled to vote at any general meeting unless he or she is registered as a Member on the record date for such meeting.
97.
No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairperson of the general meeting whose decision shall be final and conclusive.
98.
Unless the Board decides otherwise, no Member shall be entitled to be present or vote at any meeting either personally or by proxy until such Member has paid all calls due and payable on every Share held by him or her whether alone or jointly with any other person together with interest and expenses (if any) to the Company.
99.
Section 193 of the Companies Act will not apply to the Company and no resolutions in writing may be validly passed by the members.

PROXIES AND CORPORATE REPRESENTATIVES

100.
Votes may be given either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting and may appoint a proxy to vote both in favour of and against the same resolution in such proportion as specified in the instrument appointing the proxy.
101.
101.1.
Every Member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his or her behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy or corporate representative shall be in such form and may be accepted by the Company at such place and at such time as may be specified in the notice convening the meeting or in any other information sent to the Members by or on behalf of the Board in relation to the meeting, subject to applicable requirements of the United States Securities and Exchange Commission and any Exchange on which the Shares are listed.
101.2.
Without limiting the foregoing, the Board or the Secretary may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. For the avoidance of doubt, such appointments of proxy made by electronic or internet communications (as permitted by the Board or the Secretary) will be deemed to be deposited at the place specified for such purpose once received by the Company. The Board or the Secretary may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as deposited at the place specified for such purpose. The Board may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Member as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Member.
102.
Any body corporate which is a Member of the Company may authorise such person or persons as it thinks fit to act as its representative at any meeting of the Company or of any class of Members of the Company and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he or she represents as that body corporate could exercise if it were an individual Member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person or persons to act as the representative of the relevant body corporate.
103.
An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.
104.
Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a Member from attending and voting at the meeting or at any adjournment thereof which attendance and voting will automatically cancel any proxy previously submitted.
105.
An appointment of proxy shall be valid, unless the contrary is stated therein, for any adjournment of the meeting as well as for the meeting to which it relates.
106.
A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the Share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no notice in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the registered office before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts.
107.
The Board may send, at the expense of the Company and subject to applicable law (including the rules and regulations of the United States Securities and Exchange Commission), by post, electronic mail or otherwise, to the Members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

DIRECTORS

108.
The number of Directors on the Board shall be not less than two (2) nor more than 13. The authorised number of Directors (within such fixed maximum and fixed minimum numbers) shall be determined solely by the Board and, for the avoidance of doubt, shall not require approval or ratification by the Company in general meeting.
109.
The remuneration to be paid to the Directors shall be such remuneration as the Directors in their sole discretion shall determine. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Board from time to time, or a combination partly of one such method and partly the other. The amount, rate or basis of the remuneration or expenses to be paid to the Directors shall not require approval or ratification by the Company in general meeting. A Director is expressly permitted (for the purposes of section 228(1)(d) of the Companies Act) to use the Company's property pursuant to or in connection with: the exercise or performance of his duties, functions and powers as Director or employee; the terms of any contract of service or employment or letter of appointment; and, or in the alternative, any other usage authorised by the Directors (or a person authorised by the Directors) from time to time; and including in each case for a Director's own benefit or for the benefit of another person.
110.
The Board may approve additional remuneration to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.
111.
The salary or remuneration of a Director appointed to hold employment or executive office may be a fixed sum of money, or wholly or in part governed by business done or profits made, or as otherwise decided by the Board (including, for the avoidance of doubt, by the Board acting through a duly authorised Board committee), and may be in addition to or instead of a fee payable to such Director for his or her services as Director pursuant to these Articles.

112.
Members of special or standing committees may be allowed like compensation for service on any such committees or for attending committee meetings, or both.

DIRECTORS' AND OFFICERS' INTERESTS

113.
A Director or an officer of the Company who is in any way, whether directly or indirectly, interested in a contract, transaction or arrangement or proposed contract, transaction or arrangement with the Company shall, in accordance with section 231 of the Companies Act, declare the nature of his or her interest at the first opportunity either (a) at a meeting of the Board at which the question of entering into the contract, transaction or arrangement is first taken into consideration, if the Director or officer of the Company knows this interest then exists, or in any other case, at the first meeting of the Board after learning that he or she is or has become so interested or (b) by providing a general notice to the Directors declaring that he or she is a Director or an officer of, or has an interest in, a person and is to be regarded as interested in any transaction or arrangement made with that person, and after giving such general notice it shall not be necessary to give special notice relating to any particular transaction.
114.
A Director may hold any other office or place of profit under the Company (other than the office of its Auditors) in conjunction with his or her office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.
115.
Nothing in section 228(1)(e) of the Companies Act shall restrict a Director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles. It shall be the duty of each Director to obtain the prior approval of the Board, before entering into any commitment permitted by sections 228(1)(e)(ii) and 228(2) of the Companies Act.
116.
A Director may act by himself or herself or by his or her firm in a professional capacity for the Company (other than as its Auditors) and he or she or his or her firm shall be entitled to remuneration for professional services as if he or she were not a Director.
117.
A Director may be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of any other entity or otherwise interested in any entity promoted by the Company or in which the Company may be interested as member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a Director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of such other entity; provided that he or she has declared the nature of his or her position with, or interest in, such entity to the Board in accordance with Article 113 and this has been approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.
118.
No person shall be disqualified from the office of Director or from being an officer of the Company or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or officer of the Company shall be in any way interested be or be liable to be avoided, nor shall any Director or officer of the Company so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director or officer of the Company holding office or of the fiduciary relation thereby established; provided that:
118.1.
he or she has declared the nature of his or her interest in such contract or transaction to the Board in accordance with Article 113; and
118.2.
the contract or transaction is approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.
119.
A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which he or she is interested and he or she shall be at liberty to vote in respect of any contract, transaction or arrangement in which he or she is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him or her in accordance with Article 113, at or prior to its consideration and any vote thereon.
120.
For the purposes of Article 113:
120.1.
a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;

120.2.
an interest of which a Director has no knowledge and of which it is unreasonable to expect him or her to have knowledge shall not be treated as an interest of his or hers; and
120.3.
a copy of every declaration made and notice given under Article 113 shall be entered within three (3) days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, the Auditors or Member of the Company at the registered office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

POWERS AND DUTIES OF DIRECTORS

121.
The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Companies Act or by these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these Articles and to the provisions of the Companies Act. No resolution made by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been made.
122.
The Board shall have the power to appoint and remove officers and executives on such terms as the Board sees fit and to give such titles and delegate such responsibilities to those officers and executives as it sees fit.
123.
The Company may exercise the powers conferred by section 44 of the Companies Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.
124.
Unless otherwise ordered by the Board, the chief executive officer shall have the authority to exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as he or she thinks fit and in particular they may exercise their voting powers in favour of any resolution appointing the directors or any of them as director or officers of such other company or providing for the payment of remuneration or pensions to the directors or officers of such other company. The Board may from time to time confer like powers upon any other person or persons.
125.
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.
126.
The Directors may from time to time authorise such person or persons as they see fit to perform all acts, including, without prejudice to the foregoing, to effect a transfer of any shares, bonds, or other evidences of indebtedness or obligations, subscription rights, warrants, and other securities in another company in which the Company holds an interest and to issue the necessary powers of attorney for the same; and each such person is authorised on behalf of the Company to vote such securities, to appoint proxies with respect thereto, and to execute consents, waivers and releases with respect thereto, or to cause any such action to be taken.
127.
The Board may exercise all powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds or such other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.
128.
The Directors may procure the establishment and maintenance of or participate in, or contribute to, any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary or holding company of the Company or of any predecessor in business of the Company or any such subsidiary or holding company and the wives, husbands, widows, widowers, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well-being of the Company or of any such other company as aforesaid or its Members, and payments for or towards the issuance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object; provided that any Director shall be entitled to retain any benefit received by him or her under this Article 128, subject only, where the Companies Act requires, to disclosure to the Members and the approval of the Company in general meeting.

129.
The Board may from time to time provide for the management of the affairs of the Company in such manner as it shall think fit and the specific delegation provisions contained in the Articles shall not limit the general powers conferred by these Articles.

MINUTES

130.
The Board shall cause minutes to be made in books kept for the purpose of all (i) appointments of officers and committees made by the Board (ii) resolutions and proceedings at meetings of (a) the Company or of the holders of any class of Shares and (b) the Board and of committees of the Board, including in each case the names of the Directors and others present at each meeting. Any such minutes, if signed by the Chairperson of the meeting at which the proceedings were held or by the Chairperson of the next succeeding meeting or the Secretary, shall be prima facie evidence of the matters stated in them.

DELEGATION OF THE BOARD'S POWERS

131.
The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors and/or (if thought fit) one or more other persons. The Board may also delegate to any Director, officer or member of the management of the Company or any of its subsidiaries such of its powers as it considers desirable to be exercised by him or her. The Board may also designate one or more persons as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers, and may be revoked or altered. Subject to any such conditions, the proceedings of a committee shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying. Each committee shall keep regular minutes and report to the Board when required. Unless otherwise determined by the Board, the quorum necessary for the transaction of any business at any committee meeting shall be a majority of the members of such committee. Where a provision of the Articles refers to the exercise of a power, authority or discretion by the Board and that power, authority or discretion has been delegated by the Board to a committee, the provision shall be construed as permitting the exercise of the power, authority or discretion by the committee.
132.
The Board may, by power of attorney or otherwise, appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.
133.
The Board may, by power of attorney or otherwise, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Board may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him or her.

CHAIRPERSON AND EXECUTIVE OFFICERS

134.
The Board may elect any Director as Chairperson of the Board and determine the period for which he or she is to hold office.
135.
In addition to the Chairperson, the Directors and the Secretary, the Company may appoint such other officers, including executive officers, as the Board may from time to time determine and, without limitation to the foregoing, the Board may appoint any person (whether or not a Director) to fill the following positions: chief executive officer, chief financial officer, general counsel, president, treasurer and controller. Any person may hold more than one of the foregoing positions.
136.
Any person elected or appointed pursuant to Articles 134 and 135 shall hold his or her office or other position for such period and on such terms as the Board may determine and the Board may revoke or vary any such election or appointment at any time by resolution of the Board. Any such revocation or variation shall be without prejudice to any claim for damages that such person may have against the Company or the Company may have against such person for any breach of any contract of service between him or her and the Company which may be involved in such revocation or variation. If any such office or other position becomes vacant for any reason, the vacancy may be filled by the Board.
137.
Except as provided in the Companies Act or these Articles, the powers and duties of any person elected or appointed to any office or executive or official position pursuant to Articles 134 and 135 shall be such as are determined from time to time by the Board.

138.
Any officer may resign at any time by giving written notice to the Company. The resignation is effective without acceptance when the notice is given to the Company, unless a later effective date is specified in the notice.
139.
The use of the word "officer", "director" (save where the relevant person is a Director for the purposes of these Articles) (or similar words) in the title of any executive or other position shall not be deemed to imply that the person holding such executive or other position is an "officer" or "director" of the Company within the meaning of the Companies Act.

PROCEEDINGS OF DIRECTORS

140.
Except as otherwise provided by these Articles, the Directors shall meet together for the despatch of business, convening, adjourning and otherwise regulating their meetings and procedures as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. Each Director shall have one vote.
141.
Regular meetings of the Board may be held at such times and places as may be provided for in resolutions adopted by the Board. No additional notice of a regularly scheduled meeting of the Board shall be required.
142.
A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors by at least 24 hours' notice (or, if notice is mailed, at least four calendar days' notice) in writing to every Director, unless notice is waived by all the Directors either at, before or after the meeting is held and, provided further, if notice is given in person, by telephone, cable, telex, telecopy or email, the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organisation, as the case may be. The accidental omission to give notice of a meeting of the Directors to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings of that meeting. The presence of a Director at a meeting of the Directors shall be deemed to be a waiver of any failure to give due notice of such meeting unless such Director states that he or she is not waiving any such failure promptly following the calling to order of such meeting. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director personally or by word of mouth or sent in writing to his or her last known address or any other address given to the Company by such Director for such purpose or given by electronic communications to an address for the time being notified to the Company by the Director. In this Article “address,” in relation to documents in electronic form, includes any number or address used for the supply of documents in electronic form.
143.
The quorum necessary for the transaction of the business of the Board shall be a majority of the Directors in office. If a quorum shall not be present at any meeting of the Board, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
144.
The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the minimum number of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose. If there are no Director or Directors able or willing to act, any two Members may summon a general meeting for the purpose of appointing Directors. Any Director so appointed shall hold office (subject to these Articles) only until the dissolution of the annual general meeting next following such appointment unless such Director is re-elected during such meeting.
145.
If no Chairperson is elected, or if at any meeting the Chairperson is not present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be the Chairperson of the meeting or proceed without a Chairperson of the meeting.
146.
All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.
147.
Members of the Board or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the telephone call or similar communication was initiated.
148.
A resolution or other document in writing (in electronic form or otherwise), signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors, and to vote on the relevant resolution or matter, shall be as valid and effectual as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the content of documents.

RESIGNATION AND DISQUALIFICATION OF DIRECTORS

149.
The office of a Director shall be vacated ipso facto:
149.1.
on the death of a Director;
149.2.
if he or she resigns his or her office, on the date on which notice of his or her resignation is delivered to the registered office or tendered at a meeting of the Board or on such later date as may be specified in such notice;
149.3.
if he or she ceases to be a Director by virtue of any provision of the Companies Act, is removed from office pursuant to these Articles or the Companies Act or becomes prohibited by law from being a Director;
149.4.
if he or she becomes bankrupt, has an interim receiving order made against him or her, makes any arrangement or compounds with his or her creditors generally or applies to the court for an interim order in connection with a voluntary arrangement under any legislation relating to insolvency;
149.5.
if the health of the director is such that, in the opinion of a majority of the other Directors, he or she can no longer be reasonably regarded as possessing adequate decision making capacity;
149.6.
in the case of a Director who holds executive office, his or her appointment to such office is terminated or expires and the Board resolves that such Director’s office be vacated;
149.7.
if he or she is absent, without permission of the Board, from Board meetings for six consecutive months and the Board resolves that his or her office be vacated; or
149.8.
if the Director is requested to resign in writing by not less than a majority of the other Directors.
150.
A resolution of the Board declaring a Director to have vacated office pursuant to this Article shall be conclusive as to the fact and grounds of vacation stated in the resolution.

APPOINTMENT, ROTATION AND NOMINATION OF DIRECTORS

151.
151.1.
No person shall be appointed a Director unless nominated in accordance with the provisions of this Article 151. Nominations of persons for election to the Board at a general meeting may be made:
a)
by or at the direction of the Board or a committee thereof;
b)
with respect to election at a general meeting, by any Member who holds Shares carrying the general right to vote at general meetings of the Company, who is a Member at the time of the giving of the required notice of the relevant general meeting provided for in these Articles and at the time of the relevant general meeting, and who has given timely and proper notice in writing to the Secretary in accordance with Article 151.2 and 151.3;
c)
with respect to election at an extraordinary general meeting requisitioned in accordance with section 178(3) of the Companies Act, by a Member or Members who hold Shares carrying the general right to vote at general meetings of the Company and who make such nomination in the written requisition of the extraordinary general meeting in accordance with these Articles, including Article 151.3, and the provisions of the Companies Act relating to nominations of Directors and the proper bringing of special business before an extraordinary general meeting,

(sub-clauses(b) and (c) being the exclusive means for a Member to make nominations of persons for election to the Board).

151.2.
For nominations of persons for election as Directors at a general meeting to be timely, a Member's notice must comply with the requirements of Article 86.2 or 86.2 (as applicable).

151.3.
To be in proper written form, a Member's notice for nomination(s) of person(s) for election pursuant to Article 151.1(b), or in the case of nomination(s) of person(s) for election pursuant to Article 151.1(c), a Member’s written requisition of the extraordinary general meeting, must, in addition to any other applicable requirements, set forth:
a)
as to each person whom the Member proposes to nominate for election or re−election as a Director, all information relating to such person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and
b)
as to the Member giving the notice and each Proponent, the information required in Article 86.4.
151.4.
The Chairperson of the meeting shall determine whether a nomination was made in accordance with the procedures prescribed by these Articles, and if he or she should determine that such nomination was not made in accordance with such procedures, he or she shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. Any such ruling by the Chairperson of the meeting shall be final and conclusive.
151.5.
The Company may require any proposed nominee to furnish such other information as it may reasonably require, including the completion of any questionnaires, to determine the eligibility of such proposed nominee to serve as a Director of the Company and the impact that such service would have on the ability of the Company to satisfy the requirements of laws, rules, regulations and listing standards applicable to the Company or its Directors.
152.
The Directors shall be divided into three classes, designated Class I, Class II and Class III. The initial division of the Board into classes shall be made by the decision of the affirmative vote of a majority of the Directors in office and each class need not be of equal size or number.
152.1.
The term of the initial Class I directors shall terminate at the conclusion of the Company's 2019 annual general meeting; the term of the initial Class II directors shall terminate on the conclusion of the Company's 2020 annual general meeting; and the term of the initial Class III directors shall terminate on the conclusion of the Company's 2021 annual general meeting.
152.2.
At each of the subsequent annual general meetings of the Company beginning with the Company's 2019 annual general meeting, all of the Directors of the class of directors whose term expires on the conclusion of that annual general meeting shall retire from office, unless re-elected, and successors to that class of directors shall be elected for a three-year term.
152.3.
The resolution appointing any Director must designate the Director as a Class I, Class II or Class III Director.
152.4.
Every Director of the class retiring shall be eligible to stand for re-election at an annual general meeting.
152.5.
If the number of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of Directors in each class as nearly equal as possible or as the Chairman may otherwise direct. In no case will a decrease in the number of Directors shorten the term of any incumbent Director.
152.6.
A Director shall hold office until the conclusion of the annual general meeting for the year in which his term expires, subject however, to prior death, resignation, retirement, disqualification or removal from office.
152.7.
Notwithstanding any other provision of these Articles, the Directors may appoint a person who is willing to act to be a Director, either to fill a casual vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed the number prescribed by the Board in accordance with Article 108. A casual vacancy will include, without limitation, a vacancy that results from the death, resignation, retirement, disqualification or removal of a Director.
152.8.
Any Director of such class elected to fill a vacancy resulting from an increase in the number of Directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his predecessor.
153.
Directors will be elected by way of Ordinary Resolution of the Company in general meeting, provided that if the number of Director nominees exceeds the number of Directors (as determined by the Board) to be elected at such meeting (a “contested election”), each of those nominees shall be voted upon as a separate resolution and the Directors shall be elected by a plurality of the votes of the Shares present in person or represented by proxy at any such meeting and entitled to vote on the election of Directors. For the purposes of this Article 153, "elected by a plurality" means the election of those Director nominees, equal in number to the number of positions to be filled at the relevant general meeting (as determined by the Board), that received the highest number of votes in the contested election. Cumulative voting is prohibited in the election of Directors.

REMOVAL OF DIRECTORS

154.
The Company may, by Ordinary Resolution, of which notice has been given in accordance with section 146 of the Companies Act, remove any Director before the expiration of his or her period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him or her and the Company.

SECRETARY

155.
The Board shall appoint the Secretary and may appoint one or more persons to be a joint, deputy or Assistant Secretary at such remuneration (if any) and on such terms as the Board sees fit and any person so appointed may be removed by the Board at any time.
156.
The duties of the Secretary shall be those prescribed by the Companies Act, together with such other duties as shall from time to time be prescribed by the Board, and in any case, shall include the making and keeping of records of the votes, doings and proceedings of all meetings of the Members and the Board of the Company, and committees, and the authentication of records of the Company.
157.
A provision of the Companies Act or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

SEAL

158.
Company may, if the Board so determines, have a Seal (including any official seals kept pursuant to the Companies Act) which shall only be used by the authority of the Board or of a committee of the Board authorised by the Board in that regard and every instrument to which the Seal has been affixed shall be signed by any person who shall be either a Director or the Secretary or some other person authorised by the Board, either generally or specifically, for the purpose.
159.
The Company may have for use in any place or places outside Ireland a duplicate Seal or Seals, each of which shall be a duplicate of the Seal of the Company, except, in the case of a seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word "Securities" and, if the Board so determines, with the addition on its face of the name of every place where it is to be used.

DIVIDENDS, DISTRIBUTIONS AND RESERVES

160.
The Company in general meeting may by Ordinary Resolution declare dividends, but no dividends shall exceed the amount recommended by the Board. Subject to the Companies Act, the Board may, from time to time, pay such interim dividends as appear to it to be justified by the profits of the Company available for distribution. The Board may direct that any dividend declared by the Company in general meeting or by the Board in accordance with these Articles, may be paid wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways. Where any difficulty arises in regard to such distribution, the Board may settle the same as they think expedient, and in particular may issue fractional certificates or ignore fractions, fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Board.
161.
Subject to the Companies Act, the Board may from time to time declare dividends (including interim dividends) and distributions on Shares outstanding and authorise payment of the same out of the funds of the Company lawfully available therefore and in any currency chosen at its discretion.
162.
The Board may, before recommending or declaring any dividends or distributions, set aside such sums as it thinks proper as a reserve or reserves which shall, as directed by the Board, be applicable for any purpose of the Company and pending such application may, as directed by the Board, be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to dividend or distribute.
163.
No dividend, interim dividend or distribution shall be paid otherwise than in accordance with the provisions of section 117 of the Companies Act.
164.
Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends or distributions, if dividends or distributions are to be declared on a class of Shares, they shall be declared and paid according to the amounts paid or credited as paid on the Shares of such class outstanding on the record date for such dividend or distribution as determined in accordance with these Articles.
165.
The Directors may deduct from any dividend payable to any Member all sums of money (if any) immediately payable by him or her to the Company in relation to his or her Shares.
166.
Any dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by cheque or warrant sent through the post, or sent by any electronic or other means of payment, directed to the registered address of the holder or, in the case of joint holders, to the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant, electronic or other payment shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company's account in respect of the relevant amount shall be evidence of good discharge of the Company's obligations in respect of any payment made by any such methods.
167.
No dividend or distribution shall bear interest against the Company.
168.
All unclaimed dividends or other monies payable by the Company in respect of a Share may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. If the Directors so resolve, subject to applicable law, any dividend which has remained unclaimed for twelve (12) years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other monies payable in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.
169.
If, in respect of a dividend or other amount payable in respect of a Share (i) a cheque, warrant or money order is returned undelivered or left uncashed or (ii) a transfer made by or through a bank transfer system and/or other funds transfer system(s) fails or is not accepted, on two consecutive occasions, or one occasion and reasonable enquiries have failed to establish another address or account of the person entitled to the payment, the Company shall not be obliged to send or transfer a dividend or other amount payable in respect of such Share to such person until he or she notifies the Company of an address or account to be used for such purpose.

CAPITALISATION

170.
Without prejudice to any powers conferred on the Directors as aforesaid, and subject to the Board's authority to issue and allot Shares under Article 7, the Board may:
170.1.
resolve to capitalise an amount standing to the credit of reserves (including, without limitation, a share premium account, undenominated capital account, capital redemption reserve and profit and loss account), whether or not available for distribution;
170.2.
appropriate the sum resolved to be capitalised to the Members in proportion to the nominal amount of Shares held by them respectively and apply that sum on their behalf in or towards paying up in full unissued Shares or debentures of a nominal amount equal to that sum, and allot the Shares or debentures, credited as fully paid, to the Members (or as the Board may direct) in those proportions, or partly in one way and partly in the other, but the share premium account, undenominated capital account, capital redemption reserve and profits that are not available for distribution may, for the purposes of this Article 170, only be applied in paying up unissued Shares to be allotted to Members credited as fully paid;
170.3.
make any arrangements it thinks fit to resolve a difficulty arising in the distribution of a capitalised reserve, including that where Shares or debentures become distributable in fractions, the Board may deal with the fractions as it thinks fit;

170.4.
authorise a person to enter (on behalf of all the Members concerned) into an agreement with the Company providing for the allotment to the Members respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation and any such agreement made under this authority being effective and binding on all those Members; and
170.5.
generally do all acts and things required to give effect to the resolution of the Board.
171.
Any such capitalisation will not require approval or ratification by the Members of the Company.

ACCOUNTS

172.
The Board shall, in accordance with Chapter 2 of Part 6 of the Companies Act, cause to be kept adequate accounting records, whether in the form of documents, electronic form or otherwise, that:
172.1.
correctly record and explain the transactions of the Company;
172.2.
will at any time enable the financial position of the Company to be determined with reasonable accuracy;
172.3.
will enable the Board to ensure that any financial statements of the Company comply with the requirements of the Companies Act;
172.4.
will record all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company; and
172.5.
will enable the financial statements of the Company to be readily and properly audited.
173.
Accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its Members or persons nominated by any Member. The Company may meet, but shall be under no obligation to meet, any request from any of its Members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its Members.
174.
The accounting records shall be kept at the registered office of the Company or, subject to the provisions of the Companies Act, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.
175.
Accounting records shall not be deemed to be kept as required by Articles 172 to 174 if there are not kept such accounting records as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions.
176.
In accordance with the provisions of the Companies Act, the Board may from time to time cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.
177.
A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors' report and Auditors' report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one (21) clear days before the date of the annual general meeting, to every person entitled under the provisions of the Companies Act to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.

AUDIT

178.
Auditors shall be appointed and their duties regulated in accordance with Part 6, Chapter 18 of the Companies Act or any statutory amendment thereof, any other applicable law and such requirements not inconsistent with the Companies Act as the Board may from time to time determine.

NOTICES

179.
Any notice to be given, served, sent or delivered pursuant to these Articles shall be in writing (whether in electronic form or otherwise).

179.1.
A notice or document to be given, served, sent or delivered in pursuance of these Articles, and the annual report of the Company, may be given to, served on or delivered to any Director, Member or committee member by the Company:
a.
by handing same to their authorised agent;
b.
by delivering same to their registered address;
c.
by sending same by the post in a pre-paid cover addressed to their registered address; or
d.
by sending, with the consent of the Director, Member or committee member to the extent required by law, same by means of electronic mail or other means of electronic communication approved by the Directors or the Secretary (or such other person as may be nominated by the Secretary for this purpose), to the address of the Director, Member or committee member notified to the Company by the Director, Member or committee member for such purpose (or if not so notified, then to the address of the Director, Member or committee member last known to the Company). A notice or document may be sent by electronic means to the fullest extent permitted by the Companies Act.
179.2.
For the purposes of these Articles and the Companies Act, a document, including the Company's financial statements and the directors' and auditor's reports thereon, shall be deemed to have been sent to a Director, Member or committee member if a notice is given, served, sent or delivered to the Director, Member or committee member and the notice specifies the website or hotlink or other electronic link at or through which the Director, Member or committee member may obtain a copy of the relevant document.
179.3.
Where a notice or document is given, served or delivered pursuant to sub-paragraph 179.1(a) or 179.1(b) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the Director, Member or committee member or his or her authorised agent, or left at his or her registered address (as the case may be).
179.4.
Where a notice or document is given, served or delivered pursuant to sub-paragraph 179.1(c) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four (24) hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.
179.5.
Where a notice or document is given, served or delivered pursuant to sub-paragraph 179.1(d) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of forty-eight (48) hours after despatch.
179.6.
Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a Member shall be bound by a notice given as aforesaid if sent to the last registered address of such Member, or, in the event of notice given or delivered pursuant to sub-paragraph 179.1 (d), if sent to the address notified to the Company by the Member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such Member.
179.7.
Notwithstanding anything contained in this Article to the contrary, the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction.
179.8.
Any requirement in these Articles for the consent of a Member in regard to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company's annual report, statutory financial statements and the Directors' and auditor's reports thereon, shall be deemed to have been satisfied where the Company has written to the Member informing him or her of its intention to use electronic communications for such purposes and the Member has not, within four (4) weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Member has given, or is deemed to have given, his/her consent to the receipt by such Member of electronic mail or other means of electronic communications approved by the Directors, she/he may revoke such consent at any time by requesting the Company to communicate with him or her in documented form; provided, however, that such revocation shall not take effect until five (5) days after written notice of the revocation is received by the Company. No such consent shall be necessary, and to the extent it is necessary, such consent shall be deemed to have been given, if electronic communications are permitted to be used under the rules and regulations of the United States Securities and Exchange Commission or any Exchange on which the Shares or other securities of the Company are listed.

179.9.
Without prejudice to the provisions of sub-paragraphs 179.1 (a) and 179.1(b) of this Article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement (as defined below) and such notice shall be deemed to have been duly served on all Members entitled thereto at noon (New York time) on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website. A "public announcement" shall mean disclosure in a press release reported by a financial news service or in a document publicly filed by the Company with the United States Securities and Exchange Commission pursuant to sections 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
180.
Notice may be given by the Company to the joint holders of a Share by giving the notice to the joint holder whose name stands first in the Register in respect of the Share and notice so given shall be sufficient notice to all the joint holders.
181.
181.1.
Every person who becomes entitled to a Share shall, before his or her name is entered in the Register in respect of the Share, be bound by any notice in respect of that Share which has been duly given to a person from whom he or she derives his or her title.
181.2.
A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.
182.
The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.
183.
A Member present, either in person or by proxy, at any meeting of the Company or the holders of any class of Shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

UNTRACED HOLDERS

184.
184.1.
Subject to applicable law, the Company shall be entitled to sell, at the best price reasonably obtainable, any Share or stock of a Member or any Share or stock to which a person is entitled by transmission if and provided that:
a)
for a period of twelve (12) years (not less than three (3) dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the Member or to the person entitled by transmission to the Share or stock at his or her address on the Register or other than the last known address given by the Member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Member or the person entitled by transmission; and
b)
at the expiration of the said period of twelve (12) years, the Company has given notice by advertisement in a leading newspaper circulating in the area in which the address referred to in paragraph (a) of this Article is located of its intention to sell such Share or stock; and
c)
the Company has not during the further period of three (3) months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the Member or person entitled by transmission.
184.
184.2.
To give effect to any such sale, the Company may appoint any person to execute as transferor an instrument of transfer of such Share or stock and such instrument of transfer shall be as effective as if it had been executed by the Member or person entitled by transmission to such Share or stock. The Company shall account to the Member or other person entitled to such Share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such Member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

184.3.
To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations (“Applicable Escheatment Laws”), the Company may deal with any Share of any Member and any unclaimed cash payments relating to such Share in any manner which it sees fit, including transferring or selling such Share and transferring to third parties any unclaimed cash payments relating to such Share.
184.4.
The Company may only exercise the powers granted to it in paragraph 184.1 above in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in the Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant member of the Company.
184.5.
Any stock transfer form to be executed by the Company in order to sell or transfer a Share pursuant to Article 184.1 may be executed in accordance with Article 24.

DESTRUCTION OF DOCUMENTS

185.
Subject to applicable law, the Company may destroy:
185.1.
any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two (2) years from the date such mandate variation, cancellation or notification was recorded by the Company;
185.2.
any instrument of transfer of Shares which has been registered, at any time after the expiry of six (6) years from the date of registration; and
185.3.
any other document on the basis of which any entry in the Register was made, at any time after the expiry of six (6) years from the date an entry in the Register was first made in respect of it; and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:
(a)
the foregoing provisions of this Article shall apply only to the destruction of a document in good faith and without express notice to the Company (by a Member or a court) that the preservation of such document was relevant to a claim;
(b)
nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and
(c)
references in this Article to the destruction of any document include references to its disposal in any manner.

WINDING UP

186.
If the Company shall be wound up and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the Shares held by them respectively. If in a winding up the assets available for distribution among the Members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the Members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said Shares held by them respectively. Notwithstanding the foregoing, this Article shall not affect the rights of the Members holding Shares issued upon special terms and conditions.
186.1.
In case of a sale by the liquidator under section 601 of the Companies Act, the liquidator may by the contract of sale agree so as to bind all the Members, for the allotment to the Members directly, of the proceeds of sale in proportion to their respective interests in the Company and may further, by the contract, limit a time at the expiration of which obligations or Shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Members conferred by the said section.

186.2.
The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.
187.
If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Companies Act, may divide amongst the Members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he or she determines, but so that no Member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

188.
188.1.
Subject to the provisions of, and so far as may be permitted by, the Companies Act, every Director and Secretary shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him or her in the execution and discharge of his or her duties or in relation thereto, or in his or her capacity as an officer, including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as a director, an officer or employee of the Company and in which judgement is given in his or her favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his or her part) or in which he or she is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.
188.2.
As far as permissible under the Companies Act, the Company shall indemnify any current or former Official (excluding any Director or Secretary in respect only of their role as Director or Secretary of the Company) against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Enterprise in respect of which the Official serves or has served as an Official, to which he or she was, is, or is threatened to be, made a party by reason of the fact that he or she is or was such an Official, provided always that the indemnity contained in this Article 188.2 shall not extend to any matter which would render it void pursuant to the Companies Act.
188.3.
In the case of any threatened, pending or completed action, suit or proceeding by or in the right of an Enterprise in respect of which a current or former Official serves or has served, the Company shall indemnify, to the fullest extent permitted by the Companies Act, each person indicated in Article 188.2 against expenses, including attorneys’ fees actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the relevant Enterprise unless and only to the extent that the Court or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court shall deem proper.
188.4.
As far as permissible under the Companies Act, expenses, including attorneys’ fees, incurred in defending any action, suit or proceeding referred to in this Article shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of a written affirmation by or on behalf of the Director, Secretary, Official or other indemnitee of a good faith belief that the criteria for indemnification have been satisfied and a written undertaking to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorised by these Articles.
188.5.
It being the policy of the Company that indemnification of the persons specified in this Article shall be made to the fullest extent permitted by law, the indemnification provided by this Article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Memorandum, Articles, any agreement, any insurance purchased by the Company, any vote of Members or disinterested Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, (b) of the power of any Enterprise to indemnify any Official, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a Director, Secretary or Official or (c) of any amendments or replacements of the Companies Act which permit for greater indemnification of the persons specified in this Article and any such amendment or replacement of the Companies Act shall hereby be incorporated into these Articles. As used in this Article 188.5, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or any predecessor to the Company by consolidation or merger was involved. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director, executive, officer or trustee and shall inure to the benefit of the heirs, executors, and administrators of such a person.
188.6.
The Directors shall have power to purchase and maintain for any Director, the Secretary or other officers or employees of the Company insurance against any such liability as referred to in section 235 of the Companies Act and such insurance in respect of Officials as the Directors deem to be appropriate.
188.7.
The Company may additionally indemnify any employee or agent of the Company or any director, executive, officer, employee or agent of any of its subsidiaries to the fullest extent permitted by law.

FINANCIAL YEAR

189.
The financial year of the Company shall be as prescribed by the Board from time to time.

SHAREHOLDER RIGHTS PLAN

190.
The Board is hereby expressly authorised to adopt any shareholder rights plan, or similar plan, agreement or arrangement pursuant to which, under circumstances provided therein, some or all Members will have rights to acquire Shares or interests in Shares, upon such terms and conditions as the Board deems expedient and in the best interests of the Company.

BUSINESS COMBINATION

191.
191.1.
The Company may not engage in any business combination, or vote, consent, or otherwise act to authorise a subsidiary of the Company to engage in any business combination, with, with respect to, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, any interested Member of the Company or any affiliate or associate of the interested Member for a period of three (3) years following the date that the Member became an interested Member unless:
a.
prior to the date that the Member became an interested Member, the business combination was approved by a committee of the Board formed in accordance with Article 191.2; or
b.
at or following the date that the Member became an interested Member, the business combination is approved by a committee of the Board formed in accordance with Article 191.2 and is authorized by a Special Resolution of the Members. In determining whether the Special Resolution has been adopted by the general meeting, votes cast with respect to Shares of interested Members and their affiliates and associates shall not be taken into account.
191.2.
If a good faith definitive proposal regarding a business combination is made in writing to the Board, a committee of the Board formed in accordance with Article 191.2 shall consider and take action on the proposal and respond in writing within thirty (30) days after receipt of the proposal by the Company, setting forth its decision regarding the proposal.
191.3.
When a business combination is proposed pursuant to this Article 191, the Board shall promptly form a committee composed solely of one or more disinterested Directors. The committee shall take action on the proposal by the affirmative vote of a majority of committee members. No larger proportion or number of votes shall be required. Notwithstanding anything in these Articles to the contrary, subject to applicable law, the committee shall not be subject to any direction or control by the Board with respect to the committee’s consideration of, or any action concerning, a business combination pursuant to this Article 191. If the Board has no disinterested Directors, the Board shall select three or more disinterested persons to be committee members. Committee members shall act in accordance with the standard of conduct applicable to the Directors and shall be indemnified in accordance with Article 188. For purposes of this Article 191.2, a Director or person is “disinterested” if the Director or person is neither an officer nor an employee, nor has been an officer or employee within five (5) years preceding the formation of the committee pursuant to this Article 191.2, of the Company or of a related company.

191.4.
This Article 191 may only be amended by Special Resolution. In determining whether the relevant resolution has been approved by the requisite majority, votes cast with respect to Shares of interested Members and their affiliates and associates shall not be taken into account. Notwithstanding any such amendment, unless determined otherwise by the Board, this Article 191 (as its stands prior to any such amendment) shall apply to any business combination of the Company with an interested Member who became an interested Member before the effective date of the amendment of this Article 191.
191.5.
As used in this Article 191 only, the term:
(i)
“affiliate” means a person that directly or indirectly controls, is controlled by, or is under common control with, a specified person;
(ii)
“associate”, when used to indicate a relationship with any person, means any of the following:
a)
any company of which the person is an officer or partner or is, directly or indirectly, the beneficial owner of fifteen percent (15%) or more of any class or series of shares entitled to vote or other equity interest;
b)
any trust or estate in which the person has a substantial beneficial interest or as to which the person serves as trustee or executor or in a similar fiduciary capacity; or
c)
any relative or spouse of the person, or any relative of the spouse, residing in the home of the person;
(iii)
“beneficial owner”, when used with respect to shares or other securities, includes, but is not limited to, any person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, the shares or securities or has or shares the power to dispose of, or direct the disposition of, the shares or securities, except that:
a)
a person shall not be deemed the beneficial owner of shares or securities tendered pursuant to a tender or exchange offer made by the person or any of the person’s affiliates or associates until the tendered shares or securities are accepted for purchase or exchange; and
b)
a person shall not be deemed the beneficial owner of shares or securities with respect to which the person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Exchange Act and is not then reportable under that act on a Schedule 13D or comparable report, or, if the company is not subject to the rules and regulations under the Exchange Act, would have been required to be made and would not have been reportable if the company had been subject to the rules and regulations;
(iv)
“beneficial ownership” includes, but is not limited to, the right to acquire shares or securities through the exercise of options, warrants, or rights, or the conversion of convertible securities, or otherwise. The shares or securities subject to the options, warrants, rights, or conversion privileges held by a person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares or securities of the class or series owned by the person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series owned by any other person. A person shall be deemed the beneficial owner of shares and securities beneficially owned by any relative or spouse of the person or any relative of the spouse, residing in the home of the person, any trust or estate in which the person owns fifteen percent (15%) or more of the total beneficial interest or serves as trustee or executor or in a similar fiduciary capacity, any company in which the person owns fifteen percent (15%) or more of the equity, and any affiliate of the person.

When two or more persons act or agree to act as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, owning, or voting shares or other securities of a company, all members of the partnership, syndicate, or other group are deemed to constitute a “person” and to have acquired beneficial ownership, as of the date they first so act or agree to act together, of all shares or securities of the company beneficially owned by the person;

(v)
“business combination” means any of the following:
a)
any merger, acquisition, scheme of arrangement or amalgamation of the Company or any subsidiary of the Company with (1) the interested Member or (2) any other company (whether or not itself an interested Member of the Company) that is, or after the merger would be, an affiliate or associate of the interested Member, but excluding (x) the merger of a wholly owned subsidiary of the Company into the Company, (y) the merger of two or more wholly owned subsidiaries of the Company, or (z) the merger of a company, other than an interested Member or an affiliate or associate of an interested Member, with a wholly owned subsidiary of the Company pursuant to which the surviving company, immediately after the merger, becomes a wholly owned subsidiary of the Company;

b)
any exchange of Shares or other securities of the Company or any subsidiary of the Company or money, or other property, for shares, other securities, money, or property of (1) the interested Member or (2) any other company (whether or not itself an interested Member of the Company) that is, or after the exchange would be, an affiliate or associate of the interested Member, but excluding the exchange of shares of a company, other than an interested Member or an affiliate or associate of an interested Member, pursuant to which the company, immediately after the exchange, becomes a wholly owned subsidiary of the Company;
c)
any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in a single transaction or a series of transactions), other than sales of goods or services in the ordinary course of business, to or with the interested Member or any affiliate or associate of the interested Member, other than to or with the Company or a wholly owned subsidiary of the Company, of assets of the Company or any subsidiary of the Company (1) having an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the assets, determined on a consolidated basis, of the Company, (2) having an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the outstanding Shares of the Company, or (3) representing ten percent (10%) or more of the earning power or net income, determined on a consolidated basis, of the Company, except a cash dividend or distribution paid or made pro rata to all Members of the Company;
d)
the issuance or transfer by the Company or any subsidiary of the Company (in a single transaction or a series of transactions) of any shares of, or other ownership interests in, the Company or any subsidiary of the Company that have an aggregate market value equal to five percent (5%) or more of the aggregate market value of all the outstanding Shares of the Company to the interested Member or any affiliate or associate of the interested Member, except pursuant to the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all Members of the Company other than for the purpose, directly or indirectly, of facilitating or effecting a subsequent transaction that would have been a business combination if the dividend or distribution had not been made;
e)
the adoption of any plan or proposal for the liquidation or dissolution of the Company, or any reincorporation of the Company in another jurisdiction, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the interested Member or any affiliate or associate of the interested Member;
f)
any reclassification of securities (including, without limitation, any bonus shares or share split, reverse share split, or other distribution of shares in respect of shares), recapitalisation of the Company, merger of the Company with any subsidiary of the Company, exchange of Shares of the Company with any subsidiary of the Company, or other transaction (whether or not with or into or otherwise involving the interested Member), proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the interested Member or any affiliate or associate of the interested Member, that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of shares entitled to vote, or securities that are exchangeable for, convertible into, or carry a right to acquire shares entitled to vote, of the Company or any subsidiary of the Company that is, directly or indirectly, owned by the interested Member or any affiliate or associate of the interested Member, except as a result of immaterial changes due to fractional share adjustments; or
g)
any receipt by the interested Member or any affiliate or associate of the interested Member of the benefit, directly or indirectly (except proportionately as a Member of the Company), of any loans, advances, guarantees, pledges, or other financial assistance, or any tax credits or other tax advantages provided by or through the Company or any subsidiary of the Company;
(vi)
“company” means a corporation, limited liability company, partnership, limited partnership, joint venture, association, business trust, estate, trust, enterprise, and any other legal or commercial entity;
(vii)
“control”, including the terms “controlling”, “controlled by”, and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person’s beneficial ownership of fifteen percent (15%) or more of the voting power of a company’s outstanding shares entitled to vote in the election of directors creates a presumption that the person has control of the company. Notwithstanding the foregoing, a person is not considered to have control of a company if the person holds voting power, in good faith, as an agent, bank, broker, nominee, custodian, or trustee for one or more beneficial owners who do not individually or as a group have control of the company;

(viii)
“governing body” means the body of a company selected by its owners that has the ultimate power to determine the company’s policies and control its activities;
(ix)
“interested Member” means any person (including for this purpose any persons acting in concert with that person (as that term is defined in the Takeover Rules issued pursuant to the Irish Takeover Panel Act 1997)) that is (1) the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the outstanding Shares entitled to vote of the Company or (2) an affiliate or associate of the Company that, at any time within the three (3) year period immediately before the date on which it is sought to be determined whether such person is an interested Member, was the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the then outstanding Shares entitled to vote of the Company.

If a person who has not been a beneficial owner of fifteen percent (15%) or more of the voting power of the outstanding Shares entitled to vote of the Company immediately prior to an acquisition of Shares by, or recapitalisation of, the Company or similar action shall become a beneficial owner of fifteen percent (15%) or more of the voting power solely as a result of the share acquisition, recapitalisation, or similar action, the person shall not be deemed to be the beneficial owner of fifteen percent (15%) or more of the voting power for purposes of (1) or (2) above, unless:

a)
the share acquisition, recapitalisation, conversion, or similar action was proposed by or on behalf of, or pursuant to any agreement, arrangement, relationship, understanding, or otherwise (whether or not in writing) with, the person or any affiliate or associate of the person; or
b)
the person thereafter acquires beneficial ownership, directly or indirectly, of outstanding Shares entitled to vote of the Company and, immediately after the acquisition, is the beneficial owner, directly or indirectly, of fifteen percent (15%) or more of the voting power of the outstanding Shares entitled to vote of the Company.
(x)
an “interested Member” does not include:
a)
the Company or any of its subsidiaries;
b)
a savings, employee stock ownership, or other employee benefit plan of the Company or its subsidiary, or a fiduciary of the plan when acting in a fiduciary capacity pursuant to the plan; or
c)
a licensed broker/dealer or licensed underwriter who (1) purchases Shares of the Company solely for purposes of resale to the public and (2) is not acting in concert with an interested Member.

Shares beneficially owned by a plan described in clause (b) or by a fiduciary of a plan described in clause (b), pursuant to the plan, are not deemed to be beneficially owned by a person who is a fiduciary of the plan;

(xi)
"market value", when used in reference to shares or other property of any company, means the following:
a)
in the case of shares, the average closing sale price of a share during the thirty (30) trading days immediately preceding the date in question:
(1)
on the composite tape for Nasdaq Stock Market listed shares; or
(2)
if the shares are not quoted on the composite tape or not listed on the Nasdaq Stock Market, on the principal United States securities exchange registered under Exchange Act on which the shares are listed; or
(3)
(if the shares are not listed on any such exchange, on any system then in use.

If no quotation under clauses (1) through (3) is available, then the market value is the fair market value on the date in question of the shares as determined in good faith by the governing body of the company.

b)
in the case of property other than cash or shares, the fair market value of the property on the date in question as determined in good faith by the governing body of the company.
(xii)
“parent” of a specified company means a company that directly, or indirectly through related companies, owns more than fifty percent (50%) of the voting power of the shares or other ownership interests entitled to vote for directors or other members of the governing body of the specified company;
(xiii)
“person” includes a natural person and a company;
(xiv)
“related company” of a specified company means:
a)
a parent or subsidiary of the specified company;
b)
another subsidiary of a parent of the specified company;

c)
a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified company;
d)
a limited liability company having more than fifty percent (50%) of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly by the specified company;
e)
a limited liability company having more than fifty percent (50%) of the voting power of its membership interests entitled to vote for members of its governing body owned directly or indirectly either (1) by a parent of the specified company or (2) a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified company; or
f)
a company having more than fifty percent (50%) of the voting power of its shares entitled to vote for directors owned directly or indirectly by a limited liability company owning, directly or indirectly, more than fifty percent (50%) of the voting power of the shares entitled to vote for directors of the specified company;
(xv)
“security” means a note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in a profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, put, call, straddle, option, or privilege on a security, certificate of deposit, or group or index of securities, including an interest therein or based on the value thereof, put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, an interest or instrument commonly known as a “security”; or a certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing. The term:
a)
includes both a certificated and an uncertificated security;
b)
does not include an insurance or endowment policy or annuity contract under which an insurance company promises to pay a fixed or variable sum of money either in a lump sum or periodically for life or other specified period;
c)
does not include an interest in a contributory or noncontributory pension or welfare plan subject to the United States Employee Retirement Income Security Act of 1974, as amended;
d)
includes as an “investment contract,” among other contracts, an interest in a limited partnership and a limited liability company and an investment in a viatical settlement or similar agreement; and
e)
does not include any equity interest of a closely held corporation or other entity with not more than thirty-five (35) holders of the equity interest of such entity offered or sold pursuant to a transaction in which one hundred percent (100%) of the equity interest of such entity is sold as a means to effect the sale of the business of the entity if the transaction has been negotiated on behalf of all purchasers and if all purchasers have access to inside information regarding the entity before consummating the transaction; and
(xvi)
“subsidiary” of a specified company means a company having more than fifty percent (50%) of the voting power of its shares or other ownership interests entitled to vote for directors or other members of the governing body of the company owned directly, or indirectly through related companies, by the specified company.

We, the corporate body whose name and address is subscribed, wish to be formed into a company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the Company set opposite our respective names.

Name, Address and Description	Number of shares
of the Subscriber	taken by the Subscriber

For and on behalf of

Dated

Witness to the above signature:

Name:
Address:
Occupation:

APPENDIX B

ITERUM THERAPEUTICS PUBLIC LIMITED COMPANY

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

1. GENERAL.

(a) Relationship to Prior Plan.

(i) This Plan is intended as the successor to the Iterum Therapeutics Public Limited Company (formerly Iterum Therapeutics Limited) 2015 Equity Incentive Plan (the “Prior Plan”) with respect to grants to Employees. From and after 12:01 a.m. Central time on the IPO Date, no additional awards will be granted under the Prior Plan, and any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Central time on the IPO Date will cease to be available under the Prior Plan at such time. All Awards granted on or after 12:01 a.m. Central time on the IPO Date will be granted under this Plan. All awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

(ii) From and after 12:01 a.m. Central time on the IPO Date, any shares subject, at such time, to outstanding stock awards granted under the Prior Plan that (i) are no longer required to satisfy such awards because the awards will expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) subject to compliance with Irish company law are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, up to the maximum number set forth in Section 3(a) below.

(b) Eligible Award Recipients. The persons eligible to receive Awards are Employees.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d) Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Ordinary Shares.

(e) Definitions. All capitalized terms in this document are defined in Section 13 below.

2. ADMINISTRATION.

(a) Administration by the Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c). In addition, the Board or a Committee may appoint a Stock Plan Administrator with the authority to administer the day to day operations of the Plan, and to make decisions with respect to the Plan and Awards.

(b) Powers of the Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan will be granted Awards; (B) when and how each Award will be granted; (C) what type or combination of types of Award will be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to exercise or otherwise receive cash or Ordinary Shares under the Stock Award; (E) the number of Ordinary Shares with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, to establish, amend and revoke rules and regulations for its administration, and to settle all controversies regarding the Plan and Awards granted under it. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To prohibit (or delegate to the Stock Plan Administrator the authority to prohibit) the exercise of any Option, SAR or other exercisable Award during a period of up to thirty days prior to the consummation of any pending share dividend, share split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Ordinary Shares or the share price of the Ordinary Shares, including any Corporate Transaction, for reasons of administrative convenience.

(iv) To accelerate the time at which an Award may be exercised or the time during which an Award or any part thereof will vest.

(v) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Award will not be materially impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, and subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (w) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (x) to change the terms of an Incentive Stock Option, if such change results in impairment of the Stock Award solely because it impairs the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (y) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (z) to comply with other applicable laws.

(vi) To amend, suspend or terminate the Plan as provided by Section 10.

(vii) To effect, with the consent of any adversely affected Participant, (A) the alteration of the exercise, purchase or strike price of any outstanding Stock Award (unless this is in the context of a Capitalization Adjustment in which case Participant consent is not required); (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of Ordinary Shares as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles or applicable stock exchange rules. For the avoidance of doubt, shareholder approval will not be required to give effect to any action approved by the Board pursuant to this Section 2(b)(vii).

(viii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and any Affiliates and that are not in conflict with the provisions of the Plan or Awards.

(c) Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. Subject to compliance with Irish law, the Board may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are providing Continuous Service to the Company or any of its Subsidiaries who are not Officers to be recipients of Stock Awards and the terms thereof, and (ii) determine the number of Ordinary Shares to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of Ordinary Shares that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value of the Ordinary Shares.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve.

(i) Subject to the provisions of this Section 3(a), and Section 9(a) relating to Capitalization Adjustments, the aggregate number of Ordinary Shares reserved for issuance pursuant to Stock Awards is 1,349,376 shares (the “Share Reserve”), which number shall include (i) any shares remaining for issuance pursuant to the Prior Plan as of the IPO Date and (ii) any Returning Shares. For clarity, the limit in this Section 3(a) is a limit on the number of Ordinary Shares that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).

(ii) In addition, subject to compliance with Irish law shares may be issued in connection with a merger or acquisition as permitted by, as applicable, NASDAQ Marketplace Rule 4350(i)(1)(A)(iii), NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable stock exchange rules, and such issuance shall not reduce the number of Ordinary Shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If subject to compliance with Irish law (i) any Ordinary Shares issued pursuant to a Stock Award are forfeited back to or repurchased by the Company or any Affiliate because of the failure to meet a contingency or condition required for the vesting of such Ordinary Shares, or (ii) any Ordinary Shares are cancelled in accordance with the cancellation and regrant provisions of Section 2(b)(vii), then the Ordinary Shares that are forfeited, repurchased or canceled shall revert to and again become available for issuance under the Plan. If any Ordinary Shares subject to a Stock Award are not delivered to a Participant because such Ordinary Shares are withheld for the payment of taxes pursuant to Section 8(g) or a Stock Award is exercised through a reduction of Ordinary Shares subject to the Stock Award (i.e., “net exercised”) or an appreciation distribution in respect of a Stock Appreciation Right is paid in Ordinary Shares, the number of Ordinary Shares subject to the Stock Award that are not delivered to the Participant shall remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering Ordinary Shares held by the Participant (either by actual delivery or attestation), then the number of Ordinary Shares so tendered shall remain available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the limit in Section 3(a), and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of Ordinary Shares that may be issued pursuant to the exercise of Incentive Stock Options will be a number of Ordinary Shares equal to the number of Shares available for issuance under the Plan.

(d) Source of Shares. The Ordinary Shares issuable under the Plan shall be authorized but unissued or reacquired Ordinary Shares, including Ordinary Shares redeemed or repurchased by the Company or any Affiliate on the open market or otherwise, in accordance with applicable Irish law. For the avoidance of doubt, Ordinary Shares purchased by the Company in the open market or otherwise will not increase the number of Ordinary Shares available for issuance under the Plan.

4. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to any Employee.

(b) Ten Percent Shareholders. A Ten Percent Shareholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5. PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Ordinary Shares purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, no Option or SAR will be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, the exercise or strike price of each Award will be not less than the greater of (i) the nominal value of an Ordinary Share or (ii) 100% of the Fair Market Value of the Ordinary Shares subject to the Option or SAR on the date the Stock Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Ordinary Shares subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code, provided that in all cases it will not be less than the nominal value of an Ordinary Share. Each SAR will be denominated in Ordinary Share equivalents.

(c) Exercise and Purchase Price for Options. To exercise any outstanding Option, the Participant must provide written notice of exercise to the Company in the manner determined by the Stock Plan Administrator. The purchase price of Ordinary Shares acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. In all cases the Company shall require that the nominal value of each newly issued Ordinary Share is fully paid up. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the U.S. Federal Reserve Board that, prior to the issuance of Ordinary Shares subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of Ordinary Shares;

(iv) if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Ordinary Shares issuable upon exercise by the largest whole number of Ordinary Shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that:

(1) the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Ordinary Shares to be issued;

(2) irrespective of whether a “net exercise” arrangement is used, the nominal value of each newly issued Ordinary Shares will be fully paid up in cash; and

(3) Ordinary Shares will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) Ordinary Shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) Ordinary Shares are delivered to the Participant as a result of such exercise, and (C) Ordinary Shares are withheld to satisfy tax withholding obligations;

(v) deduction from salary due and payable to an Employee by the Company or any Affiliate; or

(vi) in any other form of legal consideration that may be acceptable to the Board or the Stock Plan Administrator and permissible under applicable law.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of Ordinary Shares equal to the number of Ordinary Shares equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Ordinary Shares equivalents with respect to which the Participant is exercising the SAR on such date . The appreciation distribution may be paid in Ordinary Shares, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR. Where the SAR is settled using newly issued Ordinary Shares the Company shall require that the nominal value of each newly issued Ordinary Share is fully paid up.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board or the Stock Plan Administrator may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or the Stock Plan Administrator, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument which contains the information required by the Company to effect the transfer. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or the Stock Plan Administrator, a Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Stock Plan Administrator and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Ordinary Shares or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Ordinary Shares or other consideration resulting from such exercise in accordance with the Participants will or the laws of intestacy as applicable. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws whether in the United States or any other jurisdiction in which a Participant resides.

(f) Vesting Generally. The total number of Ordinary Shares subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of Ordinary Shares as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. If a Participant’s Continuous Service terminates, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise the vested portion of such Award as of the date of termination of Continuous Service) but only within such period of time following the termination of the Participant’s Continuous Service as set forth in the Award Agreement. Unless otherwise provided in the Award Agreement, the Option or SAR will be exercisable for a period of three (3) months following a termination of a Participant’s Continuous Service by the Company without Cause or by the Participant for any reason; provided, however that such post-termination exercise period will instead be for the twelve (12) month period following a termination due to the Participant’s Disability or death. Additionally, if the Participant’s death occurs within the applicable post-termination of Continuous Service period during which the Option was exercisable, the Option will be exercisable for a twelve (12) month period following the Participant’s death. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR prior to the applicable deadline the Option or SAR will terminate.

(h) Automatic Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Ordinary Shares would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Ordinary Shares received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of the period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Ordinary Shares received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

(j) Non-Exempt Employees under U.S. Law. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any Ordinary Shares until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(j) will apply to all Stock Awards and are hereby incorporated by reference into such Award Agreements.

(k) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of an Ordinary Share with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds U.S. $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of an applicable Award Agreement.

(l) Whole Shares. Options and SARs may be exercised only with respect to whole shares.

(m) No Reload Options. No Option or SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options or SARs in connection with any exercise of the original award.

(n) No Dividend Equivalents. No Option or SAR shall provide for the payment or accrual of dividend equivalents.

6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s Constitution, at the Board’s election, Ordinary Shares underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law. In all cases the Company shall require that the nominal value of each newly issued Ordinary Share issued in satisfaction of a Restricted Stock Award is fully paid up.

(ii) Vesting. Ordinary Shares awarded under a Restricted Stock Award may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board and subject to compliance with Irish law.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right subject to compliance with Irish law, any or all of the Ordinary Shares held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Award Agreement.

(iv) Transferability. Rights to acquire Ordinary Shares under the Restricted Stock Award will be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Board will determine in its sole discretion, so long as Ordinary Shares awarded under the Restricted Stock Award remain subject to the terms of the Award Agreement.

(v) Dividends. An Award Agreement will provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Awards may change from time to time, and the terms and conditions of separate Restricted Stock Unit Awards need not be identical; provided that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Ordinary Shares subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Ordinary Shares subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of Ordinary Shares, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. In all cases the Company shall require that the nominal value of each newly issued Ordinary Share issued in satisfaction of a Restricted Stock Unit Award is fully paid up.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Ordinary Shares (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of Ordinary Shares covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional Ordinary Shares covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any such dividend equivalents will be subject to all of the same terms and conditions, including vesting and forfeiture provisions, of the underlying Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to amend the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period; provided that any Dividend equivalents with respect to Performance Stock Awards or Performance Cash Awards shall be subject to the same terms and conditions, including vesting and forfeiture provisions, of the underlying Award Agreement to which they relate.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Ordinary Shares, including the appreciation in value thereof (e.g., options or share rights with an exercise price or strike price less than 100% of the Fair Market Value of the Ordinary Shares at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of Ordinary Shares (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards; provided, however, that where Ordinary Shares are issued pursuant to any Other Stock Award, the nominal value of each newly issued Ordinary Share is fully paid up; and, provided, further¸ however, that provided that any Dividend equivalents with respect to such other Stock Awards or shall be subject to the same terms and conditions of the underlying Award Agreement to which they relate.

7. COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the authorized but unissued Ordinary Shares reasonably required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell Ordinary Shares upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act, the Plan, any Stock Award or any Ordinary Shares issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Ordinary Shares under the Plan, the Company will be relieved from any liability for failure to issue and sell Ordinary Shares upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of cash or Ordinary Shares pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company and its Affiliates shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company and its Affiliates shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company and its Affiliates have no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8. GENERAL TERMS OF AWARDS.

(a) Use of Proceeds from Sales of Ordinary Shares. Proceeds from the sale of Ordinary Shares pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Shareholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of Ordinary Shares under, the Stock Award pursuant to its terms, and (ii) the issuance of the Ordinary Shares subject to the Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect any right that the Company or an Affiliate may have to terminate (i) the employment of an Employee with or without notice and with or without cause, subject to the employment laws of the country in which the Employee is employed, subject to any applicable provisions of the corporate law of the country or state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Ordinary Shares under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that the Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Ordinary Shares subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Ordinary Shares. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Ordinary Shares under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on share certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Ordinary Shares.

(g) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company or any Affiliate may, in its sole discretion, but subject always to applicable law, satisfy any federal, state, local or foreign tax withholding obligation, or levies or social security deduction obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding Ordinary Shares from the Ordinary Shares issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no Ordinary Shares are withheld with a value exceeding the maximum amount of tax, levies and social security contribution permitted to be withheld by law or the practice of any revenue authority (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Ordinary Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j) Compliance with Section 409A of the Code. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. If required for compliance with Section 409A of the Code, in no event will a Corporate Transaction or a Change in Control, as applicable, be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). Notwithstanding anything to the contrary in the Plan (and unless the Award Agreement specifically provides otherwise), if the Ordinary Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(k) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Ordinary Shares or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

(l) Securities Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other applicable laws and regulations governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

(m) Effect on Other Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, will not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s benefit plans.

9. ADJUSTMENTS UPON CHANGES IN ORDINARY SHARES; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share subject to outstanding Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive; provided always that no adjustment may be made which reduces the price payable per Ordinary Share to an amount that is lower than the nominal value of an Ordinary Share.

(b) Dissolution. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding Ordinary Shares not subject to a forfeiture condition or the Company’s or any Affiliate’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the Ordinary Shares subject to the Company’s or any Affiliate’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company or an Affiliate in accordance with Irish company law notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. Notwithstanding any other provision of the Plan, the Board may take one or more of the following actions in the event of a Corporate Transaction with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction, unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Ordinary Shares issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for no consideration (U.S. $0) or such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) cancel or arrange for the cancellation of the Stock Award, to the extent not exercised prior to the effective time of the Corporate Transaction, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the per share amount (or value of property per share) payable to holders of Ordinary Shares in connection with the Corporate Transaction, over (B) the per share exercise price under the applicable Stock Award, multiplied by the number of vested shares subject to the Stock Award. For clarity, this payment may be zero (U.S. $0) if the amount per share (or value of property per share) payable to the holders of Ordinary Shares is equal to or less than the per share exercise price of the Stock Award. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the holder of the Stock Award to the same extent and in the same manner as such provisions apply generally to the holders of Ordinary Shares.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Acceleration on a Qualifying Termination in Connection with a Change in Control. If during the period beginning on the date that is 30 days prior to and ending on the date that is 12 months following the consummation of a Corporate Transaction that also qualifies as a Change in Control, (i) a Participant’s services to the Company (or its successor in the Change in Control) in all capacities are involuntarily terminated without Cause, or (ii) a Participant resigns service to the Company (or its successor in the Change in Control) in all capacities for Good Reason, and in either case other than as a result of death or Disability, then as of the date of Participant’s termination of Continuous Service, the vesting and exercisability of any then-unvested Stock Award held by a Participant shall be accelerated in full.

10. AMENDMENT, TERMINATION SUSPENSION OF THE PLAN OR ADOPTION OF SUB-PLANS.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the Adoption Date and (ii) the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Amendments. To amend the Plan in any respect the Board deems necessary or advisable. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, shareholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of Ordinary Shares available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which Ordinary Shares may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(c) No Impairment of Rights. Amendment, suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

(d) Sub-Plans. The Board shall be entitled to adopt sub-plans to the Plan pursuant to which Awards may be made on such terms and conditions different from those specified in the Plan as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law, tax policy or practices, subject to any required shareholder approval as contemplated in Section 9(b).

11. EFFECTIVE DATE OF PLAN.

The Amended and Restated 2018 Equity Incentive Plan will become effective on the date of the Company’s 2020 Annual General Meeting of Shareholders, provided that the shareholders approve the Plan at such meeting (the “Effective Date”).

12. CHOICE OF LAW.

This Plan shall be governed by and construed in accordance with the Irish Companies Act 2014 (as same may be amended, replaced and/or consolidated in the future) as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.

13. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means the date that the Amended and Restated 2018 Equity Incentive Plan was first adopted by the Board.

(b) “Affiliate” means, at the time of determination, any “parent” or “majority-owned subsidiary” of the Company, as such terms are defined in Rule 405 of the Securities Act or, as the context so requires, means a “holding company” or “subsidiary” of the Company as such terms are defined in Irish company law. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Award” means a Stock Award or a Performance Cash Award.

(d) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Ordinary Shares subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share split or reverse share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof or any country in which a Participant is employed; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or an Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate, of any statutory duty owed to the Company or an Affiliate; (iv) such Participant’s unauthorized use or disclosure of the confidential information or trade secrets of the Company or an Affiliate; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.

(h) “Change in Control” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company or any Affiliate reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company or any Affiliate, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the shareholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv) a sale, lease, exclusive license or other disposition of all or substantially all (as determined by the Board in its sole discretion) of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, any one or more of the above events may be effected pursuant to (i) a compromise or arrangement sanctioned by the Irish courts under section 450 of the Irish Companies Act 2014 (as may be amended, updated or replaced from time to time) (the “2014 Act”) or (ii) a scheme, contract or offer which has become binding on all shareholders pursuant to Section 609 of the 2014 Act, or (iii) a bid pursuant to Regulation 23 or 24 of the European Communities (Takeover Bids (Directive 2004/25/EC)) Regulations 2006.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(i) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k) “Company” means Iterum Therapeutics Public Limited Company, a company incorporated under the laws of the Republic of Ireland.

(l) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board, the chief executive officer of the Company (or an Affiliate, if applicable) or the Stock Plan Administrator, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company (or an Affiliate, if applicable), including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s (or an Affiliate’s, if applicable) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(m) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the Ordinary Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

For the avoidance of doubt, any one or more of the above events may be effected pursuant to (x) a takeover under Irish takeover rules; (y) a compromise or arrangement under Chapter 1 of Part 9 of the 2014 Act or (z) Chapter 2 of Part 9 of the 2014 Act.

(n) “Director” means a member of the Board.

(o) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(p) “Employee” means any person employed by the Company or an Affiliate.

(q) “Entity” means a corporation, partnership, limited liability company or other entity.

(r) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(s) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of Ordinary Shares of the Company; or (v) any natural person, Entity or “group” (within the meaning of

Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(t) “Fair Market Value” means, as of any date, the value of the Ordinary Shares determined as follows:

(i) If the Ordinary Shares is listed on any established stock exchange or traded on the NASDAQ Global Market or the NASDAQ Global Select Market, the Fair Market Value of a share of Ordinary Shares, unless otherwise determined by the Board, shall be the closing sales price for such Ordinary Shares as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Ordinary Shares) on the day of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Ordinary Shares on the day of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Ordinary Shares, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(a) “Good Reason” will have the meaning ascribed to such term in any written agreement between the Participant and the Company or a successor corporation defining such term and, in the absence of such agreement, such term means, with respect to a Participant, any of the following actions taken without Cause without Participant’s consent:

(i) A material reduction of the Participant’s base compensation, other than a reduction that applies generally to all executives;

(ii) A material reduction in the Participant’s authority, duties or responsibilities, provided, however, that a change in job position (including a change in title) shall not be deemed a “material reduction” unless the Participant’s new authority, duties or responsibilities are materially reduced from the prior authority, duties or responsibilities;

(iii) failure or refusal of a successor to the Company to materially assume the Company’s obligations under the Participant’s offer letter and/or employment agreement, if applicable, in the event of a Change in Control; or

(iv) relocation of the Participant’s principal place of employment that results in an increase in the Participant’s one-way driving distance by more than 50 miles from the Participant’s then current principal residence.

In order to resign for Good Reason, the Participant must provide written notice of the event giving rise to Good Reason to the Company within 90 days after the condition arises, allow the Company at least 30 days to cure such condition, and if the Company fails to cure the condition within such period, then Participant’s resignation from all positions the Participant then holds with the Company must be effective not later than 90 days after the end of the Company’s cure period.

(u) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(v) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Ordinary Shares, pursuant to which the Ordinary Shares are priced for the initial public offering.

(w) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(x) “Nonstatutory Stock Option” means an option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(z) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase Ordinary Shares granted pursuant to the Plan.

(aa) “Ordinary Shares” or “Shares” means the Ordinary Shares in the capital of the Company.

(bb) “Other Stock Award” means an award based in whole or in part by reference to the Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(d).

(cc) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(dd) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ee) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(ff) “Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder’s equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment, clinical trial results, new and supplemental indications for existing products, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (29) stockholders’ equity; (30) capital expenditures; (31) debt levels; (32) operating profit or net operating profit; (33) workforce diversity; (34) growth of net income or operating income; (35) billings; (36) bookings; (37) employee retention; (38) initiation of phases of clinical trials and/or studies by specific dates; (39) patient enrollment rates; (40) budget management; (41) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product candidate; (42) regulatory milestones; (43) progress of internal research or clinical programs; (44) progress of partnered programs; (45) partner satisfaction; (46) timely completion of clinical trials; (47) submission of INDs and NDAs and other regulatory achievements; (48) research progress, including the development of programs; (49) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (50) customer satisfaction; and (51) other measures of performance selected by the Board.

(gg) “Performance Goals” means, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to increase, to reduce or to eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(hh) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ii) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(jj) “Personal Data” has the same meaning as defined in the Data Protection Acts 1988 and 2003.

(kk) “Plan” means this Amended and Restated Iterum Therapeutics Public Limited Company 2018 Equity Incentive Plan.

(ll) “Restricted Stock Award” means an award of Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(a).

(mm) “Restricted Stock Unit Award” means a right to receive Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(b).

(nn) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(oo) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(pp) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Ordinary Shares that is granted pursuant to the terms and conditions of Section 5.

(qq) “Stock Award” means any right to receive Ordinary Shares granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(rr) “Stock Plan Administrator” means one or more Officers or Employees designated by the Board pursuant to Section 2(a).

(ss) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%, or, where the context so requires, the definition of “subsidiary” in Irish company law.

(tt) “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any Affiliate.

PLAN ADOPTION AND AMENDMENTS

Adopted by the Board of Directors of Iterum Therapeutics Public Limited Company on March 14, 2018.

Approved by the shareholders of Iterum Therapeutics Public Limited Company on May 14, 2018.

Amended and Restated Plan adopted by Board of Directors of Iterum Therapeutics Public Limited Company March 11, 2020.

Approved by the shareholders of Iterum Therapeutics Public Limited Company on June 10, 2020.

Amendment to Amended and Restated Plan adopted by Board of Directors of Iterum Therapeutics

Public Limited Company March 11, 2021.

Approved by the shareholders of Iterum Therapeutics Public Limited Company on June 23, 2021.

AMENDMENT TO

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

The Amended and Restated 2018 Equity Incentive Plan (the “Plan”) of Iterum Therapeutics plc is hereby further amended as follows:

1. Section 3(a)(i) is hereby deleted and a new Section 3(a)(i) is inserted in lieu thereof which shall read as follows:

“(i) Subject to the provisions of this Section 3(a), and Section 9(a) relating to Capitalization Adjustments, the aggregate number of Ordinary Shares reserved for issuance pursuant to Stock Awards is 5,349,376 shares (the “Share Reserve”), which number shall include (i) any shares remaining for issuance pursuant to the Prior Plan as of the IPO Date and (ii) any Returning Shares. For clarity, the limit in this Section 3(a) is a limit on the number of Ordinary Shares that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).”

Except as set forth above, the remainder of the Plan remains in full force and effect Amendment to Amended and Restated Plan adopted by Board of Directors of Iterum Therapeutics Public Limited Company on July 18, 2025.

Approved by the shareholders of Iterum Therapeutics Public Limited Company on September 10, 2025.

ITERUM THERAPEUTICS PLC 25 NORTH WALL QUAY DUBLIN 1, IRELAND VOTE ONLINE - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 4:59 a.m., Irish time on September 10, 2025 (11:59 p.m., Eastern Time on September 9, 2025). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 4:59 a.m., Irish time on September 10, 2025 (11:59 p.m., Eastern Time on September 9, 2025). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive the completed proxy card by 5:00 p.m., Irish time (12:00 p.m., Eastern Time) on September 9, 2025. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V77037-P35995 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ITERUM THERAPEUTICS PLC The Board of Directors recommends you vote FOR the nominee listed below in proposal 1 and FOR proposals 2, 3, 4, 5, 6 and 7: For Against Abstain 1. To elect the sole nominee for Class I director, David G. Kelly, to serve for a three-year term expiring at the 2028 annual general meeting of shareholders. 2. To ratify, in a non-binding vote, the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2025, and to authorize the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration. 3. To approve, in a non-binding, advisory vote, named executive officer compensation. 4. To approve an increase in the authorized share capital of the Compa hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Annual Report to Shareholders, Proxy Statement and Irish Financial Statements are available at www.proxyvote.com. V77038-P35995 ITERUM THERAPEUTICS PLC Annual General Meeting of Shareholders September 10, 2025 3:00 p.m., Irish time (10 a.m., Eastern Time) 25 North Wall Quay Dublin 1, Ireland This proxy is solicited by the Board of Directors The undersigned shareholder(s), revoking all prior proxies, hereby appoint(s) David G. Kelly and Kevin Dalton, or any of them, as proxies, each with the power of substitution, and hereby authorise(s) them to represent and vote all of the ordinary shares of Iterum Therapeutics plc that the undersigned is/are entitled to vote, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of Iterum Therapeutics plc to be held on September 10, 2025, or at any postponement or adjournment thereof. A shareholder entitled to attend and vote is entitled to appoint one or more proxies to attend, speak and vote instead of him or her at the Annual General Meeting. A proxy need not be a shareholder of record. If you wish to nominate a proxy other than David G. Kelly or Kevin Dalton, please contact our Secretary. Any such nominated proxy must attend the Annual General Meeting in person in order for your votes to be cast. Shares represented by this proxy will be voted by the Proxies in the manner directed. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals No. 1, 2, 3, 4, 5, 6 and 7. In their discretion, the Proxies are authorised to vote upon such other business as may properly come up before the meeting and any adjournment or postponement thereof. Continued and to be signed on reverse side

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